                                                  FILE PURSUANT TO RULE 497(b)
                                                  REGISTRATION FILE NO. 33-62053

                                                                        LOGO

September 27, 1995

Dear Shareholder:

We are pleased to invite you to the Annual Meetings of Shareholders of Nuveen California Municipal Value Fund, Inc. and Nuveen California Municipal Income Fund, Inc. The meetings are scheduled for Thursday, November 16, 1995 at 10:00 a.m., Central Time, in the 31st Floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive in Chicago.

At the Annual Meetings, you will be asked to consider and approve a very important proposal. Subject to shareholder approval, Nuveen California Municipal Value Fund, Inc. (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of Nuveen California Municipal Income Fund, Inc. (the "Acquired Fund") in exchange for newly issued shares of the Acquiring Fund, which will be distributed to the shareholders of the Acquired Fund.

The reorganization should lead to efficiencies of scale, providing benefits such as:

    . Lower Administrative Expenses

    . Improved Portfolio Management Flexibility

    . Increased Trading Liquidity

You will also be asked to elect directors and ratify the selection of independent auditors.

The attached Joint Proxy Statement--Prospectus has been prepared to give you information about these proposals.

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of tax-free investments.

Very truly yours,

LOGO
Richard J. Franke
Chairman of the Board

                  NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.
                 NUVEEN CALIFORNIA MUNICIPAL INCOME FUND, INC.

                 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606
                            TELEPHONE (312) 917-7700

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS

                               NOVEMBER 16, 1995

                                                              September 27, 1995

TO THE SHAREHOLDERS:

  Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Municipal Value Fund, Inc. (the "Acquiring Fund") and Nuveen California Municipal Income Fund, Inc. (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"), will be held in the 31st Floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 16, 1995, at 10:00 a.m., Central Time, for the following purposes:

  1. To approve or disapprove, in the case of the Acquiring Fund, the issuance of additional shares pursuant to an Agreement and Plan of Reorganization and Liquidation (the "Agreement") between the Acquiring Fund and the Acquired Fund, whereby the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for up to 7,000,000 shares of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund, and, to approve or disapprove, in the case of the Acquired Fund, the Agreement.

  2. To elect three (3) directors.

  3. To ratify or reject the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1996.

  4. To transact such other business as may properly come before the Annual Meeting.

  As more fully described in the accompanying Joint Proxy Statement-- Prospectus, shareholders of the Acquired Fund who do not vote to approve the Agreement and who comply with certain other requirements of Minnesota law may, as an alternative to receiving the consideration specified in the Agreement, dissent from the transactions provided for therein and obtain the payment in cash of the "fair value" of their shares, as defined under Minnesota law. The full text of Minnesota Statutes, Sections 302A.471 and 302A.473, which set forth the procedures to be followed by shareholders who choose to dissent under Minnesota law, is included as Annex B to the Joint Proxy Statement--Prospectus and should be read in its entirety.

  Shareholders of record at the close of business on September 18, 1995 are entitled to notice of and to vote at that Fund's Annual Meeting.

  IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                    James J. Wesolowski
                                                         Secretary

                               NUVEEN CALIFORNIA
                           MUNICIPAL VALUE FUND, INC.

                               NUVEEN CALIFORNIA
                          MUNICIPAL INCOME FUND, INC.

                             JOINT PROXY STATEMENT

             MEETINGS OF SHAREHOLDERS TO BE HELD NOVEMBER 16, 1995

                                ----------------

                  NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC.

                                   PROSPECTUS

                                ----------------

  This Joint Proxy Statement--Prospectus is being furnished to the shareholders of Nuveen California Municipal Value Fund, Inc. (the "Acquiring Fund") and Nuveen California Municipal Income Fund, Inc. (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds") in connection with the solicitation of proxies by the Acquiring Fund's Board of Directors and the Acquired Fund's Board of Directors for use at each Fund's Annual Meeting of Shareholders to be held on Thursday, November 16, 1995, at 10:00 a.m., Central Time, and at any and all adjournments thereof. At the Acquiring Fund's Annual Meeting, shareholders of the Acquiring Fund will be asked to approve the issuance of up to 7,000,000 shares of common stock of the Acquiring Fund pursuant to an Agreement and Plan of Reorganization and Liquidation dated as of August 1, 1995 by and between the Acquiring Fund and the Acquired Fund (the "Agreement"). At the Acquired Fund's Annual Meeting, shareholders of the Acquired Fund will be asked to approve the Agreement. The Agreement provides for (a) the Acquiring Fund's acquisition of substantially all of the assets of the Acquired Fund in exchange for newly issued shares of common stock (hereinafter referred to as "shares") and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund and (b) the liquidation of the Acquired Fund and the distribution of the Acquiring Fund shares held by the Acquired Fund to its shareholders. The transactions contemplated by the Agreement are referred to herein as the "Reorganization." The number of Acquiring Fund shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund.

  In addition, at the Annual Meetings, shareholders of each Fund will be asked to consider and vote upon the election of three (3) directors and the ratification of the selection of independent auditors for their respective Funds. Shareholders of the Acquired Fund are being asked to vote on these additional matters in case the Reorganization is not consummated and the Acquired Fund remains a separate entity.

  The Funds are both closed-end, diversified management investment companies, with substantially similar investment objectives and policies. The primary investment objective of the Acquiring Fund is to provide current interest income exempt from both regular Federal and California income taxes; its secondary objective is to enhance portfolio value relative to the California municipal bond market. The principal executive office of each Fund is located at 333 West Wacker Drive, Chicago, Illinois 60606, and the telephone number of each Fund is (312) 917-7700. The shares of each Fund are listed on the New York Stock Exchange ("NYSE"); reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE. See "Additional Information."

  This Joint Proxy Statement--Prospectus sets forth concisely the information that shareholders of the Funds should know before voting on the proposals described above. It should be read and retained for future reference. A Statement of Additional Information dated September 27, 1995 containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference in its entirety into this Joint Proxy Statement--Prospectus. A copy of the Statement of Additional Information may be obtained without charge by mailing a written request to either of the Funds, Attention: Administration, 333 West Wacker Drive, Chicago, Illinois 60606, or by calling (800) 257-8787.

                                ----------------

 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE  COMMISSION  OR ANY  STATE  SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED  ON  THE   ACCURACY  OR  ADEQUACY   OF  THIS  JOINT  PROXY
        STATEMENT--PROSPECTUS. ANY REPRESEN-  TATION TO THE CONTRARY IS
          A CRIMINAL OFFENSE.

   THE DATE OF THIS JOINT PROXY STATEMENT--PROSPECTUS IS SEPTEMBER 27, 1995.

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
SUMMARY...................................................................   1
 The Annual Meetings......................................................   1
 The Reorganization.......................................................   1
 Reasons for the Reorganization...........................................   1
 Dissenting Shareholders' Rights of Appraisal.............................   2
 Tax Consequences of the Reorganization...................................   2
 Comparison of the Acquiring Fund and the Acquired Fund...................   2
   General................................................................   2
   Investment Objectives and Policies.....................................   2
   Management of the Funds................................................   3
   Dividends and Distributions............................................   3
   Comparative Fee Table..................................................   4
RISKS AND SPECIAL CONSIDERATIONS REGARDING THE REORGANIZATION.............   5
THE ANNUAL MEETINGS.......................................................   6
 General..................................................................   6
 Voting; Proxies..........................................................   6
AVAILABLE INFORMATION.....................................................   7
PROPOSAL NO. 1--THE REORGANIZATION........................................   7
 General..................................................................   7
 Terms of the Reorganization..............................................   8
 Reasons for the Reorganization...........................................   9
 Votes Required...........................................................  10
 Description of Shares Issued by the Acquiring Fund.......................  10
   General................................................................  10
   Distributions..........................................................  10
   Dividend Reinvestment Plan.............................................  11
   Odd Lot Holdings.......................................................  12
 Comparison of Rights of Holders of Shares of the Acquiring Fund and the
  Acquired Fund...........................................................  12
 Comparison of the Investment Objectives and Policies of the Acquiring
  Fund and the Acquired Fund..............................................  13
   General................................................................  13
   Municipal Obligations..................................................  14
   Special Considerations Relating to California Municipal Obligations....  15
   Investment Restrictions................................................  16
 Surrender and Exchange of Acquired Fund Share Certificates...............  16
 Expenses Associated with the Reorganization..............................  17

                                                                           PAGE
                                                                           ----
 Dissenting Shareholders' Rights of Appraisal.............................  17
   General................................................................  17
   Procedure..............................................................  17
 Tax Consequences of the Reorganization...................................  19
   Exchange of Acquired Fund Shares Solely for Acquiring Fund Shares......  19
   Fractional Share Interests.............................................  19
   Dissenting Shareholders................................................  19
 Capitalization...........................................................  20
 Comparative Performance Information......................................  20
PROPOSAL NO. 2--ELECTION OF DIRECTORS OF EACH FUND........................  20
PROPOSAL NO. 3--SELECTION OF INDEPENDENT AUDITORS FOR THE FUNDS...........  23
MANAGEMENT OF THE FUNDS...................................................  24
 Directors and Officers...................................................  24
 Investment Adviser.......................................................  24
 Portfolio Management.....................................................  24
ADDITIONAL INFORMATION ABOUT THE FUNDS....................................  25
 Financial Highlights.....................................................  25
 General Information and History..........................................  26
 Repurchase of Fund Shares; Conversion to Open-End Fund...................  26
 Custodian, Transfer Agent, and Dividend Disbursing Agent.................  27
 Tax Matters Associated With Investment in the Funds......................  27
   Federal Income Tax Matters.............................................  27
   California State and Local Tax Matters.................................  28
LEGAL OPINIONS............................................................  28
EXPERTS...................................................................  28
SHAREHOLDER PROPOSALS.....................................................  28
GENERAL...................................................................  29
 Agreement and Plan of Reorganization and Liquidation (ANNEX A)
 Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act
  Relating to the Acquired Fund Dissenting Shareholders' Rights of
  Appraisal (ANNEX B)

                                    SUMMARY

  The following is a summary of certain information contained in this Joint Proxy Statement--Prospectus. This summary is qualified in its entirety by the more detailed information contained herein and in the attached Annexes. Shareholders should read the entire Joint Proxy Statement--Prospectus. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Joint Proxy Statement--Prospectus.

                              THE ANNUAL MEETINGS

  This Joint Proxy Statement--Prospectus is being furnished to the shareholders of each of the Funds in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Annual Meetings. Holders of record of shares of each Fund as of the close of business on September 18, 1995 will be entitled to notice of and to vote at their Fund's Annual Meeting, as described elsewhere in this Joint Proxy Statement--Prospectus. Holders of outstanding shares of the Acquiring Fund will be asked to approve the issuance of additional Acquiring Fund shares pursuant to the Agreement and holders of outstanding shares of the Acquired Fund will be asked to approve the Agreement. Shareholders of each Fund also will be asked to consider and vote upon the election of three (3) directors and the ratification of the selection of independent auditors for their respective Funds. Shareholders of the Acquired Fund are being asked to vote on these additional matters in case the Reorganization is not consummated and the Acquired Fund remains a separate entity. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal in this Joint Proxy Statement--Prospectus.

                               THE REORGANIZATION

  The Agreement provides that, subject to the satisfaction of certain conditions, including shareholder approval, (a) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund, and (b) the Acquired Fund would liquidate and distribute to its shareholders pro rata the Acquiring Fund shares received. The number of Acquiring Fund shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the assets of the Acquired Fund transferred to, net of the Acquired Fund's liabilities assumed by, the Acquiring Fund as of the time such assets and liabilities are transferred and assumed (the "Effective Time"). As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The investment objectives and policies of each Fund are substantially similar. The portfolio characteristics of the larger combined entity would reflect the blended characteristics and certain differences of the constituent Funds.

  The Board of each Fund, including the directors of that Fund who are not "interested persons," as that term is defined by the 1940 Act, has approved the Reorganization based on its conclusion that the Reorganization is in the best interests of the Fund and that the interests of the shareholders of the Fund would not be diluted as a result of the Reorganization. ACCORDINGLY, THE BOARD OF EACH FUND RECOMMENDS THAT THE SHAREHOLDERS OF THAT FUND VOTE FOR THE APPROVAL OF THE PROPOSAL RELATING TO THE AGREEMENT. See "Proposal No. 1--The Reorganization" and "Additional Information About the Funds."

                         REASONS FOR THE REORGANIZATION

  In approving the Reorganization, the respective Boards of the Funds, which consist of the same individuals, identified certain benefits that are likely to result from the Reorganization, including lower administrative expenses, greater efficiency and flexibility in portfolio management and a more liquid trading market for shares of the combined Fund. The larger combined Fund that would result from the Reorganization would have a significantly larger asset base than either individual Fund has currently. Based on data presented by management of the Funds, the Boards believe that administrative expenses of a larger combined Fund comprised of the assets of both Funds would be less than the aggregate expenses of the individual Funds, resulting in a lower expense ratio for the combined Fund. Based on the eleven-month period ended July 31, 1995, the annualized expense ratios for the Acquiring Fund and the Acquired Fund were 0.75% and 0.84%, respectively. The annualized expense ratio for the combined Fund based upon the eleven-month period ended July 31, 1995 would have been
 .73%.

  The Boards also considered certain possible adverse effects and the estimated costs of combining the Funds and determined that the Reorganization is likely to provide benefits to the shareholders of each Fund that outweigh such possible adverse effects and the costs presented by the Reorganization. See "Risks and Special Considerations Regarding the Reorganization" and "Proposal No. 1--The Reorganization--Reasons for the Reorganization."

                  DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

  Shareholders of the Acquiring Fund have no dissenters' rights of appraisal with respect to the Reorganization under Minnesota law. However, under Minnesota law, shareholders of the Acquired Fund who do not vote to approve the Agreement may elect to have the "fair value" of their shares (determined in accordance with Minnesota law) judicially appraised and paid to them, provided that (a) the Acquired Fund participates in the Reorganization and (b) such Acquired Fund shareholders comply with the provisions of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, which are attached hereto as Annex B. Any deviation from such requirements may result in the loss of dissenters' rights. See "Proposal No. 1--The Reorganization--Dissenting Shareholders' Rights of Appraisal" and Annex B.

                     TAX CONSEQUENCES OF THE REORGANIZATION

  The Funds have received an opinion of Vedder, Price, Kaufman & Kammholz to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither Fund will recognize gain or loss for Federal income tax purposes as a result of the Reorganization. In addition, shareholders of the Acquired Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for Federal income tax purposes, except with respect to the cash received for a fractional Acquiring Fund share interest, if any. Provided that each Fund qualifies as a qualified investment fund under California tax law and that the proposed Reorganization qualifies as a tax-free reorganization under the Code, neither Fund will recognize any gain or loss for California income tax purposes as a result of the Reorganization and shareholders of the Acquired Fund who receive Acquiring Fund shares pursuant to the Reorganization will recognize no gain or loss for California income tax purposes, except, as to individual shareholders, with respect to cash received for a fractional Acquiring Fund share interest. See "Proposal No. 1--The Reorganization--Tax Consequences of the Reorganization."

             COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUND

GENERAL

  The Acquiring Fund and the Acquired Fund are both closed-end, diversified management investment companies. The Acquiring Fund shares are listed and trade on the NYSE under the symbol NCA and the Acquired Fund shares are listed and trade on the NYSE under the symbol NCM. Each Fund is organized as a corporation under the laws of the State of Minnesota. The shares of each Fund have similar voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. See "Proposal No. 1--The Reorganization." For more detailed information about the general business and management of the Funds, see "Additional Information About the Funds."

INVESTMENT OBJECTIVES AND POLICIES

  The investment objectives of the Funds are substantially similar. The Acquiring Fund's primary investment objective is current interest income exempt from both regular Federal and California income taxes, and its secondary investment objective is the enhancement of portfolio value relative to the California municipal bond market through investments in tax-exempt California Municipal Obligations that, in the opinion of Nuveen

Advisory Corp. (the "Adviser"), are underrated or that represent municipal markets that are undervalued. The Acquired Fund's investment objective is to provide a high level of current income exempt from both Federal and California income taxes.

  The investment policies of the Funds are substantially similar. Each Fund, as a fundamental policy, invests substantially all of its assets in a diversified portfolio of long-term investment-grade quality California Municipal Obligations. The Acquired Fund may invest no more than 25% of its net assets in below investment-grade or unrated equivalent obligations and the Acquiring Fund may invest no more than 20% of its net assets in below investment-grade or unrated obligations. Both Funds limit investment in obligations with specified ratings below investment-grade and/or unrated equivalents as more fully described herein. As of July 31, 1995, the dollar-weighted average portfolio maturities of the Funds were 21.2 years for the Acquiring Fund and 20.8 years for the Acquired Fund and the durations were 5.0 years for the Acquiring Fund and 5.2 years for the Acquired Fund. The portfolio characteristics of the Acquiring Fund, after the Reorganization, would reflect the blended characteristics of the constituent Funds. Compared to the Acquiring Fund, the combined portfolio would have a higher yield, comparable maturity and slightly lower credit quality. Compared to the Acquired Fund, the combined portfolio would have a lower yield, comparable maturity and higher overall credit quality. See "Risks and Special Considerations Regarding the Reorganization" and "Proposal No. 1--The Reorganization--Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund."

MANAGEMENT OF THE FUNDS

  The Acquiring Fund and the Acquired Fund have the same directors and officers. In addition, the Adviser acts as the investment adviser for, and manages the investment and reinvestment of the assets of, each Fund. Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund pays an annual management fee for the services and facilities furnished by the Adviser on a monthly basis. The Acquiring Fund pays an annual management fee of .35% of the average weekly net assets of the Fund. The Acquiring Fund also pays a fee of 4.125% of gross interest income. The Acquired Fund pays an annual management fee of .65% of average daily net assets for net assets of up to $125 million, .6375% in excess of $125 million (but less than $250 million),
 .625% in excess of $250 million (but less than $500 million), .6125% in excess of $500 million (but less than $1 billion), .60% in excess of $1 billion (but less than $2 billion), and .5875% in excess of $2 billion. For the fiscal year ended August 31, 1994, the effective management fee rate for the Acquiring and Acquired Funds, respectively, was 0.64% and 0.65%.

DIVIDENDS AND DISTRIBUTIONS

  The Funds have identical dividend policies with respect to the payment of dividends on their shares. Each Fund's present policy, which may be changed by its Board, is to make monthly cash distributions to holders of its shares at a level rate that reflects the past and projected performance of such Fund which over time will result in the distribution of all net investment income of such Fund. Fund management does not expect the level of monthly distributions to the shareholders of the Acquiring Fund and the Acquired Fund, to be affected by the Reorganization. There can be no assurance, however, that a stable level of distributions may be maintained over the life of a Fund. Holders of shares of each Fund may elect to have all distributions automatically reinvested in shares of that Fund at the prevailing market price, plus customary brokerage charges, pursuant to that Fund's Dividend Reinvestment Plan. See "Proposal No. 1--The Reorganization--Description of Shares Issued by the Acquiring Fund-- Distributions" and "--Dividend Reinvestment Plan" and "Additional Information About the Funds--Tax Matters Associated with Investment in the Funds."

COMPARATIVE FEE TABLE

                                                                       PRO-FORMA
                                                    ACQUIRING ACQUIRED ACQUIRING
                                                      FUND      FUND     FUND
                                                    --------- -------- ---------
ANNUAL EXPENSES
 (as a percentage of net assets)
Management Fees....................................   0.64%     0.65%    0.64%
Other Expenses.....................................   0.11      0.19     0.09
Total Annual Expenses..............................   0.75      0.84     0.73

EXAMPLE:

  The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Acquiring Fund..................................   $8     $24     $42     $ 93
Acquired Fund...................................    9      27      47      104
Pro-Forma Acquiring Fund........................    7      23      41       91

  The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for the eleven-month period ending July 31, 1995. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds' actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

         RISKS AND SPECIAL CONSIDERATIONS REGARDING THE REORGANIZATION

  The Boards of each of the Acquiring Fund and the Acquired Fund have identified certain benefits to the respective shareholders of each Fund as a result of the Reorganization. The portfolio characteristics of the Acquiring Fund, after the Reorganization, would reflect the blended characteristics of the constituent Funds. Compared to the Acquiring Fund, the combined portfolio would have a higher yield, comparable maturity and slightly lower credit quality. Compared to the Acquired Fund, the combined portfolio would have a lower yield, comparable maturity and higher overall credit quality. The following risks and special considerations should be considered by shareholders of each Fund in their evaluation of the Reorganization:

    1. Each of the Fund's portfolios of Municipal Obligations has different maturity and yield characteristics, due in part to the different market conditions existing at the time each Fund was organized. As of July 31, 1995 the yield for the Acquiring Fund's portfolio was 5.04% and for the Acquired Fund's portfolio was 5.31%. The yield provided for each Fund represents the average yield of the bonds in the portfolio derived by weighing each bond's "yield to worst" by the market value of the bond. The "yield to worst" of a bond is the lower of the yield to maturity and the yield to call of that bond. Additionally, as of July 31, 1995, the dollar-weighted average portfolio maturity of the Acquiring Fund was 21.2 years and of the Acquired Fund was 20.8 years and the duration was 5.0 years for the Acquiring Fund and 5.2 years for the Acquired Fund. Both dollar-weighted average maturity and duration reflect the sensitivity of a Fund to interest rate fluctuations, whereby a Fund with a longer maturity and duration reacts more strongly to interest rate changes than a Fund with a shorter maturity and duration. The average dollar-weighted maturity of a Fund is the dollar-weighted average of the stated maturities of all debt instruments held by the Fund. Duration is the weighted present value of principal and interest payments expressed in years and may more accurately measure a Fund's sensitivity to incremental changes in interest rates than average maturity. For example, a Fund with a duration of 5.0 years should have half the interest rate sensitivity of a Fund with a duration of 10.0 years, because the Fund with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly. Assuming the Reorganization had occurred on July 31, 1995, the portfolio yield, dollar-weighted average portfolio maturity and duration of the combined Funds would have been 5.12%, 21.1 years and 5.1 years, respectively.

    2. Although the investment portfolio of each Fund must satisfy similar standards of credit quality and diversification, the securities owned by each Fund are different, resulting in certain differences in the composition of each Fund's portfolio. Of the Municipal Obligations owned by the Acquiring Fund as of July 31, 1995 (excluding temporary investments), 43% are rated in the highest grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of the McGraw Hill Companies ("S&P"), 68% in the highest two grades, 85% in the highest three grades, 87% in the highest four grades, and 13% are unrated. Of the Municipal Obligations owned by the Acquired Fund, as of July 31, 1995 (excluding temporary investments), 26% are in the highest grade, 52% in the highest two grades, 83% in the highest three grades, 87% in the highest four grades, 2% below the four highest grades and 11% are unrated. See Annex A to the Statement of Additional Information for a general description of Moody's and S&P's ratings of Municipal Obligations. Assuming the Reorganization had occurred on July 31, 1995, of the Municipal Obligations owned by the combined Funds, 39% would have been rated in the highest grade category by S&P or Moody's, 64% in the highest two grades, 85% in the highest three grades, 87% in the highest four grades, 1% below the four highest grades and 12% would have been unrated.

    3. There are differences in concentration among the categories of industries and tax-exempt issuers of the Municipal Obligations held in the portfolios of the Funds. For the Acquiring Fund, as of July 31, 1995, the highest concentrations of Municipal Obligations were in the escrowed, health care, housing and tax allocation categories, accounting for 37%, 15%, 14% and 12% of such Fund's portfolio, respectively. For the Acquired Fund, as of July 31, 1995, the highest concentrations were in the escrowed, health care, tax allocation and housing categories, accounting for 30%, 18%, 12% and 10% of such Fund's portfolio, respectively. Assuming the Reorganization had occurred on July 31, 1995, the combined Funds would have had the highest concentrations in the escrowed, health care, housing and tax allocation categories accounting for 35%, 15%, 13% and 12%, of the combined Funds portfolio, respectively.

    4. During the periods since the inception of the Funds, shares of the Acquiring Fund have generally traded at premiums to net asset value, with slight discounts being reflected at times, and the shares of the Acquired Fund have generally traded at premiums to net asset value, with moderate discounts being reflected at times. As determined by the closing price at the end of each week, share prices for the Acquiring Fund have fluctuated between a maximum premium of 11.92% and a maximum discount of 3.36%; and share prices for the Acquired Fund have fluctuated between a maximum premium of 9.61% and a maximum discount of 6.43%. As of July 31, 1995, the Acquiring Fund shares were trading at a premium to net asset value of 0.59%, and the Acquired Fund shares were trading at a discount to net asset value of 3.76%. It is not possible to state whether the Acquiring Fund shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

    5. Each Fund is managed under a different management fee schedule. The Acquiring Fund pays an annual management fee of .35% of the average weekly net assets of the Fund. The Acquiring Fund also pays a fee of 4.125% of gross interest income. The Acquired Fund pays an annual management fee of .65% of average daily net assets for net assets of up to $125 million, .6375% in excess of $125 million (but less than $250 million), .625% in excess of $250 million (but less than $500 million), .6125% in excess of $500 million (but less than $1 billion), .60% in excess of $1 billion (but less than $2 billion), and .5875% in excess of $2 billion. For the fiscal year ended August 31, 1994, the effective management fee rate for the Acquiring and Acquired Funds, respectively, was 0.64% and 0.65%.

  Based upon the foregoing, as well as the anticipated benefits of the Reorganization described below, the Board of each Fund determined that the Reorganization is likely to provide benefits to the shareholders of such Fund that outweigh the possible adverse effects and the costs presented by the Reorganization. See "Proposal No. 1--The Reorganization--Reasons for the Reorganization."

                              THE ANNUAL MEETINGS

                                    GENERAL

  This Joint Proxy Statement--Prospectus is furnished in connection with the solicitation by the Boards of the Funds of proxies to be voted at the Funds' Annual Meetings to be held in the 31st Floor conference room of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois, on Thursday, November 16, 1995 at 10:00 a.m., Central Time, and at any and all adjournments of such Annual Meetings. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy Statement-- Prospectus, and all other costs in connection with the solicitation of proxies, to the extent they are not incremental costs related to the Reorganization, will be paid by the Funds pro rata based on the number of each Fund's shareholder accounts. Incremental costs related to the Reorganization will be paid by the Funds based upon estimated savings to each Fund as a result of expected reduced operating expenses resulting from the Reorganization. Additional solicitation may be made by letter, telephone or telegraph by officers of the Funds, by officers or employees of the Adviser or Nuveen, or by dealers and their representatives. To assist in the solicitation of proxies, the Funds have engaged TriTech Services, at a total estimated cost of $12,000, and D. F. King, at a total estimated cost of $3,500.

  The Board of each Fund has fixed the close of business on September 18, 1995 as the record date (the "Record Date") for determining holders of such Fund's shares entitled to notice of and to vote at that Fund's Annual Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were outstanding (a) 18,971,948 shares of the Acquiring Fund, and (b) 5,209,911 shares of the Acquired Fund. This Joint Proxy Statement--Prospectus is first being mailed to shareholders of the Funds on or about September 29, 1995. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS AUGUST 31, 1994 ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO A FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787. THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 1995 IS EXPECTED TO BE AVAILABLE ON OR BEFORE OCTOBER 30, 1995.

                                VOTING; PROXIES

  Shares of each Fund entitled to vote at that Fund's Annual Meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the shareholder's instructions indicated on such proxies. If no contrary instructions are indicated, all such shares will be voted (1) FOR approval of, in the case of the Acquiring Fund, the issuance of the Acquiring Fund shares pursuant to the Agreement, and, in the case of the Acquired Fund, the Agreement, (2) FOR the election of the three nominees for director and (3) FOR ratification of the Acquiring Fund's selection of independent auditors.

  A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at that Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

  For purposes of determining the approval of the matters submitted to shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors and against ratification of a Fund's selection of independent auditors. In the case of the Acquired Fund, abstentions and broker non-votes will be treated as shares voted against the proposal relating to the Agreement. In the case of the Acquiring Fund, abstentions and broker non-votes will not be treated as voting on the proposal relating to the Agreement. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below. Shareholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the meeting and voting in person.

                             AVAILABLE INFORMATION

  Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Northeast Regional Office, Suite 1300, Seven World Trade Center, New York, New York 10048 and Midwest Regional Office, Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The shares of the Acquiring Fund and the Acquired Fund are listed on the NYSE, and such reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

  The Acquiring Fund has filed with the Commission a registration statement on Form N-14 (herein, together with all amendments and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), relating to the Acquiring Fund shares to be issued pursuant to the Reorganization. This Joint Proxy Statement--Prospectus and the related Statement of Additional Information does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information with respect to the Acquiring Fund shares to be issued pursuant to the Reorganization, reference is hereby made to the Registration Statement. Statements contained in the Joint Proxy Statement--Prospectus and the related Statement of Additional Information as to the content of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document included as an Annex hereto or filed as an exhibit to the Registration Statement.

  The information in this Joint Proxy Statement--Prospectus concerning the Acquiring Fund has been furnished by the Acquiring Fund, and the information concerning the Acquired Fund has been furnished by the Acquired Fund. This Joint Proxy Statement--Prospectus constitutes a prospectus of the Acquiring Fund with respect to the Acquiring Fund Shares issued pursuant to the Reorganization.

                       PROPOSAL NO. 1--THE REORGANIZATION

  The terms and conditions of the Reorganization are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Annex A to this Joint Proxy Statement--Prospectus.

                                    GENERAL

  The Agreement sets forth the terms of the Reorganization, under which (a) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund; and (b) the Acquired Fund would liquidate and distribute to its shareholders pro rata the Acquiring Fund shares received. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. The investment objectives and policies of the Acquiring Fund are substantially similar to those of the Acquired Fund. If the proposals relating to the Agreement are approved, the Effective Time is expected to be the close of business on January 8, 1996. Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act by filing a Form N-8F with the Commission.

                          TERMS OF THE REORGANIZATION

  If the Reorganization is approved and the other conditions are satisfied or waived, at the Effective Time the Acquiring Fund will acquire substantially all of the assets of the Acquired Fund, including cash (other than cash used to pay certain Reorganization expenses of the Acquired Fund, to pay shareholders exercising dissenters' rights, if any, and to make a final distribution of net tax-exempt income, net ordinary income and net capital gains to the shareholders of the Acquired Fund as of the Effective Time), cash equivalents, Municipal Obligations and other securities, receivables and other property owned by the Acquired Fund. In exchange, the Acquiring Fund would assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund (other than certain expenses incurred by the Acquired Fund in connection with the Reorganization, the payment of amounts to shareholders exercising dissenters' rights, if any, and the Acquired Fund's obligation to distribute any net tax-exempt income, net ordinary income and net capital gains accrued as of the Effective Time), and the Acquiring Fund would issue to the Acquired Fund shares of the Acquiring Fund. The number of Acquiring Fund shares to be issued to the Acquired Fund would be that number having an aggregate per share net asset value equal to the aggregate value of the Acquired Fund's assets transferred to, net of the Acquired Fund's liabilities assumed by, the Acquiring Fund as of the Effective Time.

  The value of the Acquired Fund's assets to be acquired and liabilities to be assumed by the Acquiring Fund, and the net asset value per share to be issued by the Acquiring Fund, will be determined by The Chase Manhattan Bank, N.A. ("Chase"), the custodian for each Fund, as of the Effective Time. Net asset value per Acquiring Fund share shall be computed by dividing the value of the Acquiring Fund's total assets, less liabilities, by the number of Acquiring Fund shares outstanding. In determining net asset value per Acquiring Fund share and the value of the Acquired Fund's assets, Chase utilizes the valuations of portfolio securities furnished by a pricing service approved by the Boards of the respective Funds. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods that include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of each Fund under the general supervision of that Fund's Board. The number of Acquiring Fund shares to be issued to the Acquired Fund pursuant to the Reorganization will be calculated based on the determinations of Chase.

  In the event the Reorganization is consummated, as soon as practicable after the Effective Time, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record the Acquiring Fund shares it receives. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholder accounts the Acquiring Fund shares previously credited on those books to the account of the Acquired Fund. Each shareholder account will receive the respective pro rata number of Acquiring Fund shares (rounded down, in the case of fractional Acquiring Fund shares, to the next largest number of whole Acquiring Fund shares) due such Acquired Fund shareholder.

  No fractional Acquiring Fund shares will be issued. In lieu thereof, the Acquired Fund's transfer agent, Chase, will aggregate all fractional Acquiring Fund shares and sell the resulting whole Acquiring Fund shares on the NYSE for the account of all shareholders of fractional interests, and each such shareholder will be entitled to his or her pro rata share of the proceeds of such sale upon surrender of his or her Acquired Fund share certificates.

  Following the Reorganization, every shareholder of the Acquired Fund would own shares of the Acquiring Fund that, except for cash payments received in lieu of fractional Acquiring Fund shares, will have an aggregate per share net asset value immediately after the Effective Time equal to the aggregate per share net asset value of that shareholder's Acquired Fund shares immediately prior to the Effective Time. See "Description of Shares Issued by the Acquiring Fund" for a description of the rights of such shareholders. Since the Acquiring Fund shares issued to the shareholders of the Acquired Fund would be issued at net asset value in exchange for net assets of the Acquired Fund having a value equal to the aggregate per share net asset value of those Acquiring Fund shares so issued, the net asset value of the Acquiring Fund shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization should result in no dilution of net asset value of any shareholder's holdings. See "Pro Forma Financial Statements" in the Statement of Additional Information. However, as a result of the Reorganization, shareholders of both Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or the Acquired Fund, as the case may be.

  Under the terms of the Agreement, the Reorganization is conditioned upon (a) approval by the shareholders of the Acquiring Fund and the Acquired Fund, as described under "Votes Required" below, (b) the Funds' receipt of an opinion to the effect that the Reorganization will qualify as a tax-free reorganization under the Code (which opinion has already been received), (c) the absence of legal proceedings challenging the Reorganization and (d) the Funds' receipt of certain routine certificates and legal opinions.

  The Agreement may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' shareholders, at any time prior to the Effective Time (a) by the written consent of the Boards of both Funds, (b) by either Fund if any condition to that Fund's obligations under the Agreement has not been satisfied or waived and it reasonably appears that such condition will not be satisfied or (c) by either Fund if the Reorganization has not occurred by March 31, 1996.

                         REASONS FOR THE REORGANIZATION

  The respective Boards of the Acquiring Fund and the Acquired Fund, which consist of the same individuals, have concluded that the Reorganization is in the best interests of the shareholders of their respective Funds and unanimously recommend that the shareholders of their respective Funds vote FOR approval of the proposals relating to the Agreement.

  In approving the Reorganization, the Boards identified certain benefits that are likely to result from combining the Funds, including lower administrative expenses, greater efficiency and flexibility in portfolio management and a more liquid trading market for shares of the combined Fund. The Boards also considered the possible adverse effects and estimated costs of combining the Funds. See "Risks and Special Considerations Regarding the Reorganization."

  Based on data presented by management of the Funds, the Boards believe that administrative expenses of a larger combined Fund comprised of the assets of both Funds will be less than the aggregate expenses of the individual Funds, resulting in a lower expense ratio for the combined Fund. For the eleven-month period ended July 31, 1995, the annualized expense ratios for the Acquiring Fund and the Acquired Fund were 0.75% and 0.84%, respectively. The pro-forma annualized expense ratio for the combined Fund for that period would have been 0.73%.

  The larger asset base resulting from combining the Funds should also provide benefits in portfolio management. The Acquiring Fund after the Reorganization should be able to purchase larger amounts of Municipal Obligations at more favorable prices than either of the Funds individually and, with this greater purchasing power, be in a better position to request improvements in the terms of Municipal Obligations (e.g., added indenture provisions covering call protection, sinking funds or audits for the benefit of large holders) prior to purchase.

  The Reorganization would result in the Acquiring Fund's having a significantly larger number of shares outstanding, and a significantly larger number of shareholders, than either individual Fund. Data prepared by management of the Funds indicates that market prices of shares of smaller funds are likely to experience greater spreads between the bid and the offer than market prices of shares of larger funds, and that increasing the size of the Acquiring Fund by combining it with the Acquired Fund should result in a higher average daily trading volume, a narrower average spread between the bid and the offer and reduced price volatility for its shares. There can be no assurance that the Reorganization will produce these anticipated benefits. However, the Boards believe that these results, if obtained, would benefit holders of shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the shares.

  In approving the Reorganization, the respective Boards determined that the Reorganization should result in no dilution of the interests of the respective Funds' existing shareholders. See "Pro Forma Financial Statements" in the Statement of Additional Information. Although the Reorganization is expected to result in a reduction in net asset value per Acquiring Fund share (and per Acquired Fund share equivalent) of approximately $0.01 as a result of the estimated costs of the Reorganization, management of the Funds has advised the Boards that it expects that such costs will be recovered within approximately 17 months after the Effective Time. See "Expenses Associated with the Reorganization."

  In approving the Reorganization, the Boards considered a report of the Funds' management indicating that the Reorganization should not have a materially adverse overall effect on the financial status and ongoing performance of either Fund, and considered such measures as gross portfolio yield, net portfolio earnings rate as a percentage of net asset value, monthly net earnings, monthly dividends, dividend rates as a percentage of the initial offering and market price, management fees, expense ratios and undistributed net investment income balances. The Boards also examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the Funds' portfolios of Municipal Obligations and the costs involved in the Reorganization. The Boards noted similarities between the Funds, including their substantially similar investment objectives and policies, common management and each of the Fund's respective portfolios of Municipal Obligations. Based on these factors, the Boards determined that the Reorganization is likely to provide benefits to the shareholders of each Fund, as discussed above, that outweigh the possible adverse effects and the costs (including relatively minor legal, accounting and administrative costs, some of which have already been incurred in evaluating and analyzing the Reorganization) presented by the Reorganization.

                                 VOTES REQUIRED

  Shareholders of the Acquiring Fund are being asked to approve the issuance of up to 7,000,000 additional shares of the Acquiring Fund pursuant to the Agreement. Adoption of this proposal requires the affirmative vote of the holders of at least a majority of the Acquiring Fund shares voting on the proposal, provided that the total vote cast on the proposal represents over 50% of all Acquiring Fund shares entitled to vote on the proposal.

  Shareholders of the Acquired Fund are being asked to approve the Agreement. Adoption of this proposal requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal.

               DESCRIPTION OF SHARES ISSUED BY THE ACQUIRING FUND

GENERAL

  The Articles of Incorporation (the "Articles") of the Acquiring Fund authorizes the issuance of 250,000,000 shares of common stock, par value $.01 per share. As of July 31, 1995, there were issued and outstanding 18,958,790 shares of the Acquiring Fund. If the Reorganization is approved, at the Effective Time the Acquiring Fund will issue additional shares. The number of such additional Acquiring Fund shares will be based on the relative aggregate per share net asset values of the Acquiring Fund and the Acquired Fund as of the Effective Time. Based on the relative per share net asset values as of July 31, 1995, the Acquiring Fund would have issued approximately 6,026,058 additional shares if the Reorganization had occurred as of that date.

  The terms of the Acquiring Fund shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund shares that are then outstanding. All of the Acquiring Fund shares have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. The Acquiring Fund shares are, when issued, fully paid and non-assessable and have no preemptive, conversion or exchange rights or right to cumulative voting.

DISTRIBUTIONS

  It is each Fund's present policy, which may be changed by its Board, to make monthly cash distributions to the holders of its shares of net investment income at a level rate that reflects past and projected performance of the Fund, which over time will result in the distribution of all net investment income of the Fund and to distribute at least annually net capital gains, if any. Each Fund's distribution level is determined by the Board of such Fund after giving consideration to a number of factors, including the Fund's undistributed net investment income and historical and projected investment income and expenses. Net investment income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund. Expenses of each Fund are accrued each day. To permit each Fund to maintain a more stable monthly distribution, each Fund may from time to time distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in such Fund's monthly net income due to fluctuations in investment income or expenses. As a result, the distributions paid by each Fund for any particular monthly period may be more or less than the amount of net investment income actually earned by such Fund during such period. Undistributed net investment income is added to each Fund's net asset value, and, correspondingly, distributions from undistributed net investment income are deducted from such Fund's net asset value. See "Tax Matters Associated with Investment in the Funds" under "Additional Information About the Funds" below.

  Fund management does not expect the level of monthly distributions to the shareholders of the Acquiring Fund and the Acquired Fund to be affected by the Reorganization. There can be no assurance, however, that a stable level of distributions may be maintained over the life of a Fund.

DIVIDEND REINVESTMENT PLAN

  Under each Fund's Dividend Reinvestment Plan (the "Plan"), each shareholder of such Fund may elect to have all dividends or capital gains distributions, or both, automatically reinvested by Chase, as agent for the shareholders of the Fund (the "Plan Agent"), in additional Fund shares. A Fund shareholder may make this election by completing a Dividend Reinvestment Plan Application Form. Shareholders of the Acquired Fund who participate in the Acquired Fund's Dividend Reinvestment Plan will automatically be enrolled in the Plan upon consummation of the Reorganization and any unpaid dividends at the time of the Reorganization will be reinvested in shares of the Acquiring Fund as if subject to the Plan. Other shareholders of the Acquired Fund will be given the opportunity to enroll in the Plan following the Effective Time. An Acquired Fund shareholder who does not elect to participate in the Plan will receive all dividends and capital gains distributions in cash paid by check mailed directly to the record shareholder by Chase, as dividend paying agent.

  Under the plan, the number of shares equivalent to the cash distribution is determined as follows:

    (a) If the Fund shares are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the then current market price; or

    (b) If the Fund shares are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of Fund shares in the open market, on the NYSE or elsewhere, for the participants' accounts. As a result of increases in the market price prior to the time the Plan Agent has completed its purchases, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the acquisition of fewer Fund shares than if the dividend or distribution had been paid in shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Fund shares in the open market within 30 days of the dividend payment date. Interest will not be paid on any uninvested cash payments.

  Participants in the Plan may withdraw from the Plan upon written or telephone notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan, certificates for whole Fund shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Fund share credited to such account; or, if a participant so desires, the Plan Agent will sell his or her Fund shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

  The Plan Agent maintains all Fund shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by such shareholders for tax records. The Fund shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each such shareholder's proxy includes those Acquiring Fund shares received pursuant to the Plan.

  In the case of Fund shareholders such as banks, brokers or nominees that hold Fund shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of Fund shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

  There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

  The automatic reinvestment of dividends and distributions does not relieve participants of any income taxes that may be payable on dividends or distributions.

  Experience under the Plan may indicate that changes are desirable. Accordingly, each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from Chase, 770 Broadway, New York, New York 10003.

ODD LOT HOLDINGS

  In connection with the Reorganization, a shareholder of the Acquired Fund might receive a number of Acquiring Fund shares in the Reorganization which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in the Acquiring Fund's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of Acquiring Fund shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of Acquiring Fund shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of Acquiring Fund shares would be issued to the holder, (b) any excess Acquiring Fund shares or fractional Acquiring Fund shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such shareholder would be discontinued.

                   COMPARISON OF RIGHTS OF HOLDERS OF SHARES
                  OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  The terms of the Acquiring Fund shares to be issued in the Reorganization are identical to the terms of the outstanding Acquired Fund shares, including the super-majority voting provisions contained in each Fund's Articles, except for the voting provisions relating to the conversion to an open-end investment company as described below.

  Each Fund's Articles include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund. Specifically, the Board of Directors is divided into three classes, each having a term of three years. At each annual meeting of shareholders the term of one class will expire. This provision could delay for up to two years the replacement of a majority of the Board of Directors. In addition, each Fund's Articles require the affirmative vote of the holders of at least 66 2/3% of the shares then entitled to be voted to authorize any of the following transactions:

    (a) conversion of the Fund from a closed-end to an open-end investment company (except under certain circumstances in the case of the Acquired Fund as discussed below),

    (b) a merger or consolidation of the Fund with another corporation or a reorganization or recapitalization,

    (c) a sale, lease or transfer of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities), or

    (d) a liquidation or dissolution of the Fund,

unless such transaction has been authorized by the affirmative vote of 66 2/3% of the total number of directors fixed in accordance with the By-Laws, in which case the affirmative vote of the holders of a majority of the Fund's outstanding shares is required. The votes required under certain circumstances to approve the conversion of each Fund from a closed-end to an open-end investment company or to approve the other transactions described above is higher than that required by the 1940 Act. Reference should be made to each Fund's Articles on file with the Commission (which may be obtained as described under "Available Information") for the full text of these provisions, which could have the effect of depriving shareholders of the Fund of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

  The Acquired Fund's Articles differ from those of the Acquiring Fund in that they provide that if the Acquired Fund's shares trade at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the 12 calendar weeks preceding the beginning of such fiscal year, an amendment to the Acquired Fund's Articles to convert the Acquired Fund to an open-end investment company that is approved by a majority of the directors fixed in accordance with the By-Laws will require for its adoption the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund.

              COMPARISON OF THE INVESTMENT OBJECTIVES AND POLICIES
                  OF THE ACQUIRING FUND AND THE ACQUIRED FUND

GENERAL

  The investment objectives and policies set forth below for each of the Acquiring Fund and the Acquired Fund are fundamental policies of such Fund and may not be changed without the approval of the holders of a "majority of the outstanding" shares of that Fund. For purposes of the following discussion and "Investment Restrictions" below, "majority of the outstanding" means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less. The following restrictions and other limitations discussed herein and in the Statement of Additional Information apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

  During temporary defensive periods (e.g., times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which California Municipal Obligations are available), each Fund may invest any percentage of its net assets in taxable temporary investments, the income on which may be subject to California income tax or to both Federal and California income taxes. Each Fund will invest only in temporary investments which are U.S. Government securities or securities rated within the two highest grades by Moody's or S&P (including tax-exempt securities issued in states other than California), and which mature within one year from the date of purchase. Temporary investments of the Funds may also include repurchase agreements.

  Neither Fund has established any limit on the percentage of its portfolio that may be invested in California Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Funds may be taxable under the alternative minimum tax. The Funds, therefore, would not ordinarily be suitable investments for investors who are subject to the alternative minimum tax. The suitability of either Fund for these investors will depend upon a comparison of the yield likely to be provided from the Funds, from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments in light of each such investor's tax position.

  The Acquiring Fund. The Acquiring Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt California Municipal Obligations, current interest income exempt from both Federal and California income taxes. A secondary objective of the Acquiring Fund is to achieve enhancement of portfolio value through investments in tax-exempt California Municipal Obligations that, in the opinion of the Acquiring Fund's Adviser, are underrated or represent municipal market sectors that are undervalued. Underrated Municipal Obligations are those whose ratings do not, in the Adviser's opinion, reflect their true value. Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by the rating agencies, or for other similar reasons. Undervalued municipal market sectors, on the other hand, refers to Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds, or bonds issued by a particular municipal issuer) that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace. Obligations may be undervalued because there is a temporary excess of supply in a particular market sector, or because of a general decline in the market price of Municipal Obligations of a market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Acquiring Fund's investment in underrated or undervalued California Municipal Obligations will be based on the Adviser's belief that the prices of such Obligations should ultimately reflect their true value. Under certain market conditions, such underrated or undervalued Municipal Obligations may realize market appreciation, while in a declining market such Municipal Obligations may experience less market depreciation than other Municipal Obligations. Accordingly, "enhancement of portfolio value" does not merely refer to market appreciation of portfolio securities, and the Acquiring Fund does not suggest that capital appreciation is itself an objective of the Acquiring Fund.

Instead, the objective of enhancement of portfolio value is one of seeking to outperform the market by prudent selection of Municipal Obligations, regardless of which direction the market may move. A shareholder of the Acquiring Fund will receive taxable income upon the sale of shares at an appreciated value or in the event of capital gains distributions by the Acquiring Fund.

  Except during temporary defensive periods, the Acquiring Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt California Municipal Obligations, of which 80% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P. Municipal Obligations rated Baa or BBB are considered "investment grade" securities; Obligations rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Annex A to the Statement of Additional Information. The Acquiring Fund emphasizes investments in California Municipal Obligations with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.

  The Acquiring Fund may invest up to 20% of its net assets in unrated California Municipal Obligations or in California Municipal Obligations rated lower than the four highest grades, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated California Municipal Obligations. To the extent it does so, there may be somewhat greater risk because such unrated or lower rated Municipal Obligations, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. The Acquiring Fund will only invest in unrated California Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to Obligations rated Baa or BBB or better. The Acquiring Fund will not invest in any rated California Municipal Obligations that are rated lower than Ba by Moody's or BB by S&P at the time of purchase.

  The Acquired Fund. The Acquired Fund's investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt California Municipal Obligations, a high level of current interest income exempt from both Federal and California income taxes.

  Except during temporary defensive periods, the Acquired Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt California Municipal Obligations, of which 75% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P, or unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquired Fund may not invest more than 10% of its net assets in such unrated Municipal Obligations. The Acquired Fund emphasizes investments in California Municipal Obligations with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.

  The Acquired Fund may invest up to 25% of its net assets in California Municipal Obligations rated Ba or B by Moody's or BB or B by S&P at the time of purchase, or in unrated California Municipal Obligations that, in the Adviser's opinion, have credit characteristics equivalent to Obligations so rated, provided that no more than 10% of the Fund's net assets may be invested in California Municipal Obligations rated B by Moody's or B by S&P, or their unrated equivalents. To the extent the Acquired Fund invests in these lower rated California Municipal Obligations, there may be somewhat greater risk because such lower rated securities, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. Securities rated B by S&P have a greater vulnerability to default but presently have the capacity to meet interest and principal payments, while securities rated B by Moody's generally lack characteristics of the desirable investment. The Acquired Fund will not invest in any California Municipal Obligations that are not rated at least B by either Moody's or S&P or that do not have credit characteristics equivalent to Municipal Obligations so rated in the opinion of the Adviser.

MUNICIPAL OBLIGATIONS

  "Municipal Obligations" are debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular Federal income tax. The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities.

  "California Municipal Obligations" are Municipal Obligations issued by the State of California and cities and local authorities in the State of California bearing interest that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax as well as California personal income tax. Such interest may be subject to the Federal alternative minimum tax.

  The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. On such transactions the payment obligation is fixed at the time the buyer enters into the commitment. This involves an element of risk to a Fund when it is the buyer because at the time of delivery the market value of the Municipal Obligations may be less than such Fund's payment obligation. Each Fund is required under the rules of the Commission to maintain in a segregated account liquid assets, consisting of cash, U.S. government securities or other high grade debt obligations, equal in value to the purchase price due on the settlement date. Income generated by assets in such a segregated account of a Fund may be taxable to shareholders of that Fund.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

  Except to the extent a Fund invests in temporary investments, it will invest substantially all of its net assets in California Municipal Obligations. The Funds are therefore susceptible to political, economic and regulatory factors affecting issuers of California Municipal Obligations.

  The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of issuers of California Municipal Obligations to satisfy their obligations. The State faces a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund.

  The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy their obligations, are affected by numerous factors, such as natural disasters and cutbacks in federal defense spending. The California economy continues to show weakness in manufacturing, particularly aerospace, construction, services and trade. California's population increase has resulted in traffic congestion, school overcrowding and high housing costs which have caused an increase demand for government services and which may impede future economic growth.

  The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

  On December 7, 1994, Orange County, California, together with its pooled investment fund (the "Pooled Fund") filed for protection under Chapter 9 of the U.S. Bankruptcy Code. Many governmental entities kept moneys in the Pooled Fund.

  All outstanding general obligation bonds of the State are rated "A" by Standard and Poor's and "A1" by Moody's.

  Further information concerning the more significant events and conditions affecting the financial situation in California is included under "Investment Objectives and Policies of the Funds--Special Considerations Relating to California Municipal Obligations" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

  Neither Fund, as a fundamental policy, may, without the approval of the holders of a "majority of the outstanding" shares:

    (1) Issue senior securities, as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) under "Investment Objectives and Policies of the Funds--Investment Restrictions" in the Statement of Additional Information or with respect to transactions involving futures contracts or the writing of options within the limits described in the Statement of Additional Information under "Certain Trading Strategies of the Funds--Financial Futures and Options Transactions;"

    (2) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations issued by governments or political subdivisions of governments (except, in the case of the Acquired Fund, this limitation shall apply to those Municipal Obligations backed only by the assets and revenues of non-governmental users) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    (3) Invest in securities other than California Municipal Obligations and temporary investments as described in the Statement of Additional Information under "Investment Objectives and Policies of the Funds-- Portfolio Investments;" or

    (4) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

  See "Investment Objectives and Policies of the Funds--Investment Restrictions" in the Statement of Additional Information for a description of additional investment restrictions.

           SURRENDER AND EXCHANGE OF ACQUIRED FUND SHARE CERTIFICATES

  After the Effective Time, each holder of an outstanding certificate or certificates formerly representing shares of the Acquired Fund ("Acquired Fund Shares") will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of Acquiring Fund shares distributable with respect to such holder's Acquired Fund Shares, together with cash in lieu of any fractional Acquiring Fund share. Promptly after the Effective Time, the Transfer Agent will mail to each holder of certificates formerly representing Acquired Fund Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund shares and cash in lieu of any fractional Acquiring Fund share.

  PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, HOLDERS OF ACQUIRED FUND SHARES WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR ACQUIRED FUND SHARE CERTIFICATES FOR ACQUIRING FUND SHARE CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL ACQUIRING FUND SHARES.

  From and after the Effective Time, certificates formerly representing Acquired Fund Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund shares distributable with respect to such Acquired Fund Shares in the Reorganization, provided that until such Acquired Fund Share certificates have been so surrendered, no dividends payable to the holders of record of Acquiring Fund shares as of any date subsequent to the liquidation of the Acquired Fund are required to be paid to the holders of such outstanding Acquired Fund Share certificates. Unpaid dividends on Acquiring Fund shares to holders of record as of any date after the liquidation of the Acquired Fund and prior to the exchange of certificates by any Acquired Fund shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders his or her Acquired Fund Share certificates for exchange.

  From and after the Effective Time, there will be no transfers on the record transfer books of the Acquired Fund. If, after the Effective Time, certificates representing Acquired Fund Shares are presented to the Acquired Fund, they will be cancelled and exchanged for certificates representing the Acquiring Fund shares and, if applicable, the cash in lieu of fractional Acquiring Fund shares distributable with respect to such Acquired Fund Shares in the Reorganization.

                  EXPENSES ASSOCIATED WITH THE REORGANIZATION

  In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be $176,091, which includes additional stock exchange listing fees, Commission registration fees, legal and accounting fees and proxy and distribution costs. These estimates were based in part on information provided by the Funds' independent auditors, as well as historical expense information regarding expenses incurred by other funds managed by the Funds' management in preparation for previous shareholder meetings. The aggregate amount of incremental expenses due to the Reorganization (estimated to be $124,400), excluding stock exchange fees (estimated to be $21,091) which will be borne by the Acquiring Fund after the Reorganization, are to be allocated between the Acquiring Fund (32.5%) and the Acquired Fund (67.5%) based upon estimated savings to each Fund as a result of expected reduced operating expenses resulting from the Reorganization.

  Reorganization expenses of the Acquiring Fund and the Acquired Fund have been or will be expensed prior to the Effective Time. Management of the Funds expects that reduced operating expenses resulting from the Reorganization should allow the Acquiring Fund to recover the projected costs of the Reorganization within approximately 17 months after the Effective Time.

                  DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

  Under Minnesota law, shareholders of the Acquired Fund have dissenters' rights of appraisal with respect to the Reorganization, but shareholders of the Acquiring Fund do not have such rights.

GENERAL

  Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act provide for rights of shareholders to dissent and obtain payment in cash of the "fair value" of their shares, as defined in the statute, in the event of a sale of substantially all of the assets of a Minnesota corporation. The procedures for asserting dissenters' rights are set forth in such sections, the full texts of which are reprinted as Annex B to this Joint Proxy Statement-Prospectus. Shareholders of the Acquired Fund who wish to assert their dissenters' rights must fully comply with the statutory requirements in order to preserve the right to obtain payment for their shares under the statute. The following summary of the applicable provisions of Section 302A.471 and 302A.473 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to such Sections.

PROCEDURE

  Any shareholder of the Acquired Fund who wishes to dissent and obtain payment for his or her shares (a) must file with the Acquired Fund prior to the shareholder vote with respect to the Agreement at the Annual Meeting, a written notice stating the shareholder's intention to demand payment of the fair value of his or her shares if the Reorganization is effectuated and (b) must not vote his or her shares in favor of approval of the Agreement. Such notice must be filed at the offices of the Acquired Fund at 333 West Wacker Drive, Chicago, Illinois 60606. A vote against approval of the Agreement does not in itself constitute the required written notice described in (a) above. A shareholder must satisfy requirement (b) above either by voting against approval of the Agreement in person or by proxy at the Annual Meeting or by abstaining from voting his or her shares. The shareholder can so abstain by not voting in favor of approval of the Agreement at the Annual Meeting and either (i) not signing and returning the proxy card or (ii) marking the space indicating "Abstain" on the proxy card. If a shareholder returns a signed proxy card, unless such proxy card indicates that the shareholder wishes to abstain or vote against approval of the Agreement, such shareholder's shares will be voted in favor of approval of the Agreement, and such shareholder will not be permitted to dissent.

  A shareholder of the Acquired Fund may not assert dissenters' rights as to less than all of the shares registered in such holder's name, except in the situation in which certain shares are beneficially owned by another person but registered in such holder's name. If a shareholder wishes to dissent with respect to shares beneficially owned by another person, such shareholder must dissent with respect to all such shares and disclose the name and address of the beneficial owner on whose behalf the holder is dissenting. A beneficial owner who is not the shareholder of record may assert dissenters' rights with respect to all of his or her shares if the beneficial owner submits a written consent of the shareholder of record at the time of or prior to the assertion of such dissenters' rights.

  If the Agreement is approved by the requisite shareholder vote, the Acquired Fund will be required to mail a notice to each Acquired Fund shareholder who filed a written notice of intent to demand payment and refrained from voting in favor of approval of the Agreement. The notice shall state when and where a demand for payment shall be sent and share certificates shall be deposited in order to obtain payment. The notice shall also include a form to be completed by the shareholder for demanding payment and certifying the date on which the shareholder, or the beneficial owner on whose behalf the shareholder is dissenting, acquired the shares. In order to receive the fair value of his or her shares, a dissenting shareholder must demand payment and deposit his or her share certificates within 30 days after the notice is mailed by the Acquired Fund. A shareholder who fails to demand payment or fails to deposit share certificates, as required by such notice, shall have no right to receive payment for his or her shares under the dissenters' rights provisions.

  After the Reorganization takes effect or after receipt of a valid demand for payment, whichever is later, the Acquired Fund shall remit to each shareholder who has made such demand of the Acquired Fund and deposited his or her share certificates, the amount that the Acquired Fund estimates to be the fair value of the shares, plus any interest that may have accrued commencing five days after the Effective Time up to and including the date of payment at the judgment rate of interest then in effect under Minnesota law (currently 6% per annum). The Acquired Fund shall also include with such remittance, along with certain financial statements of the Acquired Fund, a brief description of the method used to reach the estimated fair value of the shares of the Acquired Fund. As used in Section 302A.473, the term "fair value of the shares" means the value of the shares immediately before the Effective Time.

  The Acquired Fund may withhold any remittance from a dissenting shareholder who was not a shareholder (or who is dissenting on behalf of a person who was not a beneficial owner) on July 27, 1995, the date of the first public announcement of the Reorganization, if the Acquired Fund (a) provides to such shareholder, along with the materials described in the preceding paragraph, a statement of the reason for withholding the remittance and (b) offers to pay the fair value of the shares, plus interest, if the dissenting shareholder agrees to accept that amount in full satisfaction. The dissenting shareholder may decline the offer and demand payment as described below. Failure to make such demand entitles the dissenting shareholder only to the amount offered by the Acquired Fund.

  If a dissenting shareholder of the Acquired Fund believes that the amount remitted (or the amount offered in the case of certain dissenting shareholders) by the Acquired Fund is less than the fair value of his or her shares of the Acquired Fund, plus interest, the shareholder may, within 30 days after the mailing date of the remittance (or the offer), give written notice to the Acquired Fund of his or her own estimate of the fair value of the shares of the Acquired Fund, plus interest, and demand payment of the difference. If the shareholder fails to do so, the shareholder is entitled only to the amount remitted (or offered).

  If the Acquired Fund receives a demand for supplemental payment from any dissenting shareholder, it shall, within 60 days after receipt of such demand, either (a) pay to the dissenter the amount demanded or agreed to by the dissenter after settlement discussions or (b) file in a court of competent jurisdiction in Hennepin County, Minnesota, a petition requesting that the court determine the fair value of the shares, plus interest. All shareholders of the Acquired Fund whose demands have not been settled with the Acquired Fund shall be made parties to the proceeding. The court shall determine whether each such dissenting shareholder has complied with all statutory requirements and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant if the court determines that the fair value of the shares exceeds the Acquired Fund's estimate of the fair value of the shares of the Acquired Fund, then the court will enter judgment in favor of such dissenting shareholders in an amount by which the value determined by the court exceeds the Acquired Fund's estimated value.

  The costs and expenses of the proceeding, including the reasonable expense and compensation of any appraisers appointed by the court, shall be determined by the court and assessed against the Acquired Fund, except that the court may assess part or all of such costs and expenses against any dissenting shareholder whose action in demanding supplemental payment is found by the court to be arbitrary, vexatious or not in good faith. If the court finds that the Acquired Fund has failed to comply substantially with the statutory requirements, the court may assess against the Acquired Fund all fees and expenses of any experts or attorneys as the court deems equitable. In addition, fees and expenses may be assessed against any party the court determines has acted arbitrarily, vexatiously or not in good faith in bringing a proceeding for supplemental payment.

  Cash received pursuant to the exercise of dissenters' rights may be subject to Federal or state income tax. See "Tax Consequences of the Reorganization-- Dissenting Shareholders."

                     TAX CONSEQUENCES OF THE REORGANIZATION

  The Funds have received the opinion of Vedder, Price, Kaufman & Kammholz, counsel to the Funds, to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a)(1)(C) of the Code. Accordingly, neither Fund will recognize gain or loss for Federal income tax purposes as a result of the Reorganization. Provided that each Fund qualifies (prior to and as of the Effective Time) as a qualified investment fund under California tax law and that the proposed Reorganization qualifies as a tax-free reorganization under the Code, neither Fund will recognize any gain or loss for California income tax purposes as a result of the Reorganization. The following discussion summarizes the anticipated Federal income and California personal income tax treatment to shareholders of the Acquired Fund.

EXCHANGE OF ACQUIRED FUND SHARES SOLELY FOR ACQUIRING FUND SHARES

  A shareholder of the Acquired Fund who receives shares of the Acquiring Fund pursuant to the Reorganization will recognize no gain or loss for Federal income or California personal income tax purposes, except with respect to the cash received for a fractional Acquiring Fund share interest, if any. See "Fractional Share Interests" below.

  The aggregate basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including any fractional Acquiring Fund share interest to which he or she may be entitled) will be the same as the shareholder's aggregate basis in the Acquired Fund Shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange.

  The holding period of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including any fractional Acquiring Fund share interest to which he or she may be entitled) will include the period during which the shareholder's Acquired Fund Shares were held, provided such Acquired Fund Shares were held as a capital asset at the Effective Time.

  For Federal income tax reasons, the Acquired Fund must declare a distribution to its shareholders of all net tax-exempt income, investment company net taxable income and net capital gain income, if any, prior to the end of its fiscal year, which declaration will occur at or prior to the Effective Time.

FRACTIONAL SHARE INTERESTS

  No fractional Acquiring Fund shares will be issued pursuant to the Reorganization. Cash payments received by an Acquired Fund shareholder in lieu of a fractional Acquiring Fund share will be treated as received by such shareholder as a distribution in redemption by the Acquiring Fund of that fractional share interest and will be treated as a distribution in full payment in exchange for the fractional Acquiring Fund share interest, resulting in a capital gain or loss for Federal income tax purposes and for California personal income tax purposes, assuming the Acquired Fund shares exchanged for cash in lieu of the fractional Acquiring Fund share were held as a capital asset at the Effective Time.

DISSENTING SHAREHOLDERS

  Cash payments received by an Acquired Fund shareholder as a result of the exercise of his or her dissenters' rights of appraisal will be treated as received by such shareholder as a distribution in redemption by the Acquired Fund of his or her shares and will be treated as a distribution in full payment in exchange for his or her shares, resulting in a capital gain or loss for Federal income tax purposes and for California personal income tax purposes, assuming the Acquired Fund Shares exchanged for cash as a result of the exercise of his or her dissenters' rights were held as a capital asset at the Effective Time.

  THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME AND CALIFORNIA TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE AND THE CALIFORNIA DIVISION OF TAXATION WILL CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. ACQUIRED FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

                                 CAPITALIZATION

  The following table sets forth the unaudited capitalization of the Funds as of July 31, 1995 and the pro forma combined capitalization of the combined Fund as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.1566528 shares of the Acquiring Fund issued for each share of the Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary from the ratio indicated below. See Pro Forma Financial Statements included in the Statement of Additional Information.

                                     ACQUIRING FUND ACQUIRED FUND ACQUIRING FUND
                                        (ACTUAL)      (ACTUAL)    (AS ADJUSTED)
                                     -------------- ------------- --------------
Net Assets..........................  $193,134,759   $61,585,961   $254,435,233
Net Asset Value per Share...........  $      10.19   $     11.82   $      10.18
Shares Outstanding..................    18,958,790     5,209,911     24,984,848
Shares Authorized...................   250,000,000   200,000,000    250,000,000

                      COMPARATIVE PERFORMANCE INFORMATION

  Comparative investment performance for the Funds for certain periods ended July 31, 1995 are shown below:

                         TOTAL INVESTMENT RETURN        TOTAL RETURN ON NET
                             ON MARKET VALUE                ASSET VALUE
                         ---------------------------- ---------------------------
                         ONE    THREE  FIVE   LIFE OF ONE   THREE  FIVE   LIFE OF
                         YEAR   YEARS  YEARS   FUND   YEAR  YEARS  YEARS   FUND
                         ----   -----  -----  ------- ----  -----  -----  -------
Acquiring Fund.......... (.52)% 9.69%  35.17%  68.81% 6.63% 16.74% 39.62%  82.53%
Acquired Fund........... 3.24%  5.32%  25.97%  52.68% 5.88% 16.41% 39.31%  71.59%

  Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Life of Fund is calculated from October 7, 1987 for the Acquiring Fund and April 20, 1988 from the Acquired Fund. Past performance information is not necessarily indicative of future results.

               PROPOSAL NO. 2--ELECTION OF DIRECTORS OF EACH FUND

  Shareholders of each Fund are being asked to vote for the election of three
(3) directors of their Fund to serve for three years, as described below, and until their successors have been duly elected and qualified or, in the case of the Acquired Fund, until the earlier liquidation of the Acquired Fund.

  It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees listed below has agreed to serve as a director of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by each Fund's present Board.

  Shareholders of each Fund will be entitled to one vote for each share held for the election of directors. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting of each Fund will be required to elect the directors for that Fund.

  The following table show each nominee's or continuing director's age, address, principal occupation and other business affiliations as of July 31, 1995, the year in which each nominee or continuing director was first elected or appointed a director of each Fund and the number of shares of each Fund and of all funds managed by the Adviser (excluding money market funds) that each nominee or continuing director beneficially owned as of July 31, 1995.

  The Board of Directors of each Fund is divided into three classes with the terms of each of the first, second and third classes expiring at the Annual Meetings of the Funds in the years indicated below. The members of the Board and the nominees for election to the Board are the same for each Fund. Lawrence
H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Timothy R. Schwertfeger were last elected to the Board of Directors at the 1994 annual meeting of shareholders. Richard J. Franke was last elected to the Board of Directors at the 1993 annual meeting of shareholders. Peter R. Sawers was last elected to the Board of Directors at the 1992 annual meeting of shareholders. If the Reorganization is consummated, the directors of the Acquired Fund will cease to serve as such upon the liquidation of the Acquired Fund.

  The members of the Board of Directors of each Fund mourn the recent passing of John E. O'Toole, a director since 1989. Mr. O'Toole was a Class III director of the Acquiring Fund and a Class II director of the Acquired Fund. There is currently a vacancy on the Board of each Fund. Each Fund's nominating committee is considering candidates for the vacancy.

                      NOMINEES FOR DIRECTOR OF EACH FUND

                                                                                    FULL SHARES OF
                                                                                     COMMON STOCK
                                                                                  BENEFICIALLY OWNED
                                                                     YEAR FIRST     JULY 31, 1995
                                                            YEAR     ELECTED OR   --------------------
 NAME, AGE AND ADDRESS                  PRINCIPAL           TERM    APPOINTED A    THE     ALL NUVEEN
 AS OF JULY 31, 1995                 OCCUPATION(/1/)       EXPIRES    DIRECTOR    FUNDS    FUNDS(/2/)
 ---------------------               ---------------       ------- -------------- -------  -----------
 CLASS III, ACQUIRED FUND
 CLASS I, ACQUIRING FUND
                                Director of the Funds;      1998        1993             0        3,475
                                 retired in August 1989
  Lawrence H. Brown (61)         as Senior Vice Presi-
  201 Michigan Ave.              dent of The Northern
  Highwood, IL 60040             Trust Company.
  Peter R. Sawers (62)          Director of the Funds;      1998        1991             0        7,934
  22 The Landmark                Adjunct Professor of
  Northfield, IL 60093           Business and Economics,
                                 University of Dubuque,
                                 Iowa (since January
                                 1991); Adjunct Profes-
                                 sor, Lake Forest Gradu-
                                 ate School of Manage-
                                 ment, Lake Forest, Il-
                                 linois (since January
                                 1992); prior thereto,
                                 Executive Director,
                                 Towers Perrin Australia
                                 (management consul-
                                 tant); Chartered Finan-
                                 cial Analyst; Certified
                                 Management Consultant.
  *Timothy R. Schwertfeger (46) Director and President      1998        1994             0       90,117
  333 W. Wacker Drive            of the Funds (since
  Chicago, IL 60606              July 1994); Executive
                                 Vice President and Di-
                                 rector of The John
                                 Nuveen Company (since
                                 March 1992) and John
                                 Nuveen & Co. Incorpo-
                                 rated; Director of
                                 Nuveen Advisory Corp.
                                 (since October 1992)
                                 and Nuveen Institu-
                                 tional Advisory Corp.
                                 (since October 1992).

                      CONTINUING DIRECTORS OF EACH FUND

 CLASS I, ACQUIRED FUND
 CLASS II, ACQUIRING FUND
  Anne E. Impellizzeri (62)     Director of the Funds;      1996        1994             0        2,000
  3 W. 29th St.                  President and Chief Ex-
  New York, NY 10001             ecutive Officer of
                                 Blanton-Peale, Insti-
                                 tutes of Religion and
                                 Health (since December
                                 1990); prior thereto,
                                 Vice President of New
                                 York City Partnership
                                 (from 1988 to 1990) and
                                 Vice President of Met-
                                 ropolitan Life Insur-
                                 ance Company (from 1980
                                 to 1988).
  Richard J. Franke (64)        Chairman of the Board       1996       1987 -            0       20,695
  333 W. Wacker Dr.              and Director of the               Acquiring Fund
  Chicago, IL 60606              Funds, The John Nuveen                1988 -
                                 Company (since March              Acquired Fund
                                 1992), John Nuveen &
                                 Co. Incorporated,
                                 Nuveen Advisory Corp.
                                 and Nuveen Institu-
                                 tional Advisory Corp.
                                 (since April 1990);
                                 Certified Financial
                                 Planner.
 CLASS II, ACQUIRED FUND
 CLASS III, ACQUIRING FUND
  Margaret K. Rosenheim (69)    Director of the Funds;      1997       1987 -            0        5,091
  969 E. 60th St.                Helen Ross Professor of           Acquiring Fund
  Chicago, IL 60639              Social Welfare Policy,                1988 -
                                 School of Social Serv-            Acquired Fund
                                 ice Administration,
                                 University of Chicago.

-------
* "Interested person" as defined in the 1940 Act by reason of being an officer or director of the Adviser.
(1) The nominees and continuing directors of the Funds are directors or trustees, as the case may be, of 21 Nuveen open-end funds and 55 Nuveen closed-end funds.
(2) The number shown reflects the aggregate number of shares beneficially owned by the nominee or continuing director in all of the Nuveen-sponsored funds referred to in note (1) above (excluding money market funds).

  EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR OF EACH FUND.

  The directors affiliated with Nuveen or the Adviser serve without any compensation from either Fund. Directors who are not affiliated with Nuveen or the Adviser receive a $45,000 annual retainer for serving as a director or trustee, as the case may be, of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among each Fund and the other funds managed by the Adviser on the basis of relative net assets. The Funds have each adopted a Directors' Deferred Compensation Plan pursuant to which a director may elect to have all or a portion of his or her director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral.

  The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by each Fund for its fiscal year ended August 31, 1994 and the total compensation that Nuveen funds accrued for each director during the calendar year 1994, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

                                                AGGREGATE COMPENSATION FROM THE
                                                             FUNDS
                                                -------------------------------
                                                                      TOTAL
                                                                   COMPENSATION
                                                                   NUVEEN FUNDS
                                                ACQUIRING ACQUIRED ACCRUED FOR
NAME                                              FUND      FUND   DIRECTORS(2)
----                                            --------- -------- ------------
Lawrence H. Brown..............................   $290      $175     $56,500
Anne E. Impellizzeri(1)........................    101        60      48,750
Margaret K. Rosenheim..........................    424       252      64,404(3)
Peter R. Sawers................................    400       244      56,000

-------
(1) Anne E. Impellizzeri was appointed a director in April 1994.
(2) Includes compensation for service on the boards of 21 Nuveen open-end funds and 55 Nuveen closed-end funds. Also includes amounts for Nuveen funds that existed for part of the year, estimated as if the funds had existed for the entire year.
(3) Includes $1,404 in interest accrued on deferred compensation from prior years.

  Richard J. Franke, Timothy R. Schwertfeger and Margaret K. Rosenheim serve as members of the executive committee of each Fund's Board. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund held 12 meetings for the fiscal year ended August 31, 1994. Most of the executive committee meetings for each Fund were held for the sole purpose of declaring a dividend on the Fund's shares.

  Each Fund's Board has an audit committee composed of Lawrence H. Brown, Anne
E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, directors of each Fund who are not "interested persons." The audit committee reviews the work and any recommendations of each Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings for the fiscal year ended August 31, 1994.

  Nomination of those directors who are not "interested persons" of a Fund is committed to a nominating committee composed of the directors who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committee of each Fund held one meeting for the fiscal year ended August 31, 1994. No policy or procedure has been established as to the recommendation of director nominees by shareholders.

  The Board of each Fund held six meetings for the fiscal year ended August 31, 1994. During the last fiscal year, each director attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Franke was unable to attend certain executive committee meetings held solely to declared dividends. His attendance at executive committee meetings that he was scheduled to attend was less than 75%.

  The Funds have the same executive officers. The following table sets forth information as of September 15, 1995 with respect to each executive officer of the Funds, other than executive officers who are directors and included in the table relating to nominees for the Boards. The business address of each executive officer listed below is 333 West Wacker Drive, Chicago, Illinois 60606. Officers of the Funds receive no compensation from the Funds. With respect to each Fund, the term of office of all officers is expected to expire at the meeting of the Board of such Fund, following the next regular meeting of shareholders. In the case of the Acquired Fund, such term of office will expire upon liquidation of the Acquired Fund in the event the Reorganization is consummated.

                                  POSITIONS AND OFFICES
          NAME           AGE            WITH FUNDS              PRINCIPAL OCCUPATIONS
          ----           --- --------------------------------   ---------------------
 Kathleen M. Flanagan     48 Vice President (since 1994)      Vice President of John
                                                               Nuveen & Co.
                                                               Incorporated
 J. Thomas Futrell        40 Vice President (since 1991)      Vice President of Nuveen
                                                               Advisory Corp. (since
                                                               February 1991); prior
                                                               thereto, Assistant Vice
                                                               President of Nuveen
                                                               Advisory Corp. (from
                                                               August 1988 to February
                                                               1991); Chartered
                                                               Financial Analyst
 Steven J. Krupa          38 Vice President (since 1990)      Vice President of Nuveen
                                                               Advisory Corp. (since
                                                               October 1990); prior
                                                               thereto, Vice President
                                                               of John Nuveen & Co.
                                                               Incorporated (from
                                                               January 1989 to October
                                                               1990)
 Anna R. Kucinskis        49 Vice President (since 1991)      Vice President of John
                                                               Nuveen & Co.
                                                               Incorporated
 Larry W. Martin          44 Vice President (since 1993) &    Vice President (since
                             Assistant Secretary (since 1987)  September 1992),
                                                               Assistant Secretary and
                                                               Assistant General
                                                               Counsel of John Nuveen
                                                               & Co. Incorporated;
                                                               Vice President (since
                                                               May 1993) and Assistant
                                                               Secretary of Nuveen
                                                               Advisory Corp.; Vice
                                                               President (since May
                                                               1993) and Assistant
                                                               Secretary (since
                                                               January 1992) of Nuveen
                                                               Institutional Advisory
                                                               Corp.; Assistant
                                                               Secretary (since
                                                               February 1993) of The
                                                               John Nuveen Company;
                                                               Director of Nuveen/Duff
                                                               & Phelps Investment
                                                               Advisors (since January
                                                               1995)
 O. Walter Renfftlen      56 Vice President &                 Vice President and
                             Controller (since 1987)           Controller of The John
                                                               Nuveen Company (since
                                                               March 1992), John
                                                               Nuveen & Co.
                                                               Incorporated, Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp.
 Thomas C. Spalding, Jr.  44 Vice President (since 1987)      Vice President of Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp. (since
                                                               April 1990); Chartered
                                                               Financial Analyst
 H. William Stabenow      61 Vice President &                 Vice President and
                             Treasurer (since 1988)            Treasurer of The John
                                                               Nuveen Company (since
                                                               March 1992), John
                                                               Nuveen & Co.
                                                               Incorporated, Nuveen
                                                               Advisory Corp. and
                                                               Nuveen Institutional
                                                               Advisory Corp. (since
                                                               January 1992)
 George P. Thermos        63 Vice President (since 1987)      Vice President of John
                                                               Nuveen & Co.
                                                               Incorporated
 James J. Wesolowski      45 Vice President &                 Vice President, General
                             Secretary (since 1988)            Counsel and Secretary
                                                               of The John Nuveen
                                                               Company (since March
                                                               1992), John Nuveen &
                                                               Co. Incorporated,
                                                               Nuveen Advisory Corp.
                                                               and Nuveen
                                                               Institutional Advisory
                                                               Corp.
 Gifford R. Zimmerman     39 Vice President (since            Vice President (since
                             1993) & Assistant                 September 1992),
                             Secretary (since 1988)            Assistant Secretary and
                                                               Assistant General
                                                               Counsel of John Nuveen
                                                               & Co. Incorporated;
                                                               Vice President (since
                                                               May 1993) and Assistant
                                                               Secretary of Nuveen
                                                               Advisory Corp.; Vice
                                                               President (since May
                                                               1993) and Assistant
                                                               Secretary (since
                                                               January 1992) of Nuveen
                                                               Institutional Advisory
                                                               Corp.

  On July 31, 1995, directors and executive officers of the Funds as a group beneficially owned 203,639 common shares of all funds managed by the Adviser (excluding money market funds); they did not beneficially own any shares of either the Acquiring Fund or the Acquired Fund. As of July 31, 1995, no person is known to the Funds to have owned beneficially more than 5% of the shares of either Fund.

  Section 30(f) of the 1940 Act and Section 16(a) of the Exchange Act require the Funds' directors and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of either Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Commission and the NYSE. These persons and entities are required by Commission regulation to furnish each Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that for the fiscal year ended August 31, 1994, all Section 16(a) filing requirements applicable to that Fund's directors and officers, investment adviser and affiliated persons of the investment adviser were complied with.

        PROPOSAL NO. 3--SELECTION OF INDEPENDENT AUDITORS FOR THE FUNDS

  The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent auditors, to audit the books and records of that Fund for the fiscal year ending August 31, 1996. Ernst & Young LLP has served each Fund in this capacity since each Fund was organized and has no direct or indirect financial interest in any Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders of each Fund for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes. EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

                            MANAGEMENT OF THE FUNDS

                             DIRECTORS AND OFFICERS

  The same individuals constitute the Boards of both Funds, and the Funds have the same officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. There are currently six directors of each Fund, two of whom are "interested persons" (as defined in the 1940 Act) and four of whom are disinterested persons. The continuing directors of the Acquiring Fund and those that are elected at the Acquiring Fund's Annual Meeting will serve as directors of the Acquiring Fund whether or not the Reorganization is approved and will hold office until their successors have been duly elected and qualified. The continuing directors of the Acquired Fund and those that are elected at the Acquired Fund's Annual Meeting will hold office until their successors have been duly elected and qualified or, if the Reorganization is consummated, the earlier liquidation of the Acquired Fund. However, since the directors are the same for both Funds, if the nominees for election at the Acquiring Fund's Annual Meeting are re-elected, the Reorganization will not result in a change of directors for shareholders of either Fund.

                               INVESTMENT ADVISER

  The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 75% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for the Acquiring Fund in its initial public offering of shares in October 1987, and for the Acquired Fund in its initial public offering of shares in April 1988.

  Under the Management Agreement for the Acquiring Fund, the Acquiring Fund has agreed to pay an annual management fee equal to the sum of .35% of the average weekly net assets and 4.125% of the gross interest income of the Acquiring Fund.

  Under the Management Agreement for the Acquired Fund, the Acquired Fund has agreed to pay an annual management fee as follows:

                       MANAGEMENT FEE SCHEDULE
             ---------------------------------------------
             AVERAGE DAILY NET ASSETS               RATE
             ------------------------               -----
             Up to $125 million.................... .6500%
             $125 to $250 million.................. .6375
             $250 to $500 million.................. .6250
             $500 million to $1 billion............ .6125
             $1 billion to $2 billion.............. .6000
             $2 billion and over................... .5875

  The Acquiring Fund paid aggregate management fees of $1,256,174 for the fiscal year ended August 31, 1994, for an effective management fee rate of 0.64%. The Acquired Fund paid aggregate management fees of $411,874 for the fiscal year ended August 31, 1994, for an effective management fee rate of 0.65%.

                              PORTFOLIO MANAGEMENT

  The Adviser places orders for the purchase and sale of portfolio securities for the accounts of the Funds. Consistent with Rule 10f-3 under the 1940 Act, portfolio securities may be purchased from Nuveen or its affiliates.

  Thomas C. Spalding, Jr., a Vice President of the Acquiring Fund, the Acquired Fund and the Adviser, has general supervisory responsibility with respect to all Nuveen-sponsored open-end and exchange-traded funds managed by the Adviser. Mr. Spalding has been employed by Nuveen since 1976 and by the Adviser since 1978.

  The day to day management of each Fund is currently the responsibility of John W. Gambla, an Assistant Portfolio Manager of the Adviser since 1992 and portfolio manager of each Fund since September 1, 1993. Mr. Gambla currently manages 8 Nuveen-sponsored investment companies.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

                              FINANCIAL HIGHLIGHTS


  Selected data for a Common share outstanding throughout each period is as follows:

                        OPERATING PERFORMANCE
                       -----------------------
                                           NET
                                         REAL-
                                        IZED &
                                       UNREAL-                                             TOTAL
                           NET            IZED                                       PER INVEST-
                         ASSET            GAIN                               NET   SHARE    MENT    TOTAL
                         VALUE     NET  (LOSS)   DIVIDENDS                 ASSET  MARKET  RETURN   RETURN
                        BEGIN- INVEST-    FROM    FROM NET DISTRIBUTIONS   VALUE   VALUE      ON   ON NET
                       NING OF    MENT INVEST-  INVESTMENT  FROM CAPITAL  END OF  END OF  MARKET    ASSET
                        PERIOD  INCOME   MENTS      INCOME         GAINS  PERIOD  PERIOD VALUE**  VALUE**
---------------------------------------------------------------------------------------------------------
 ACQUIRING FUND
---------------------------------------------------------------------------------------------------------
 6 Mos. Ended
  2/28/95 (unaudited)  $10.200  $.322  $(.038)    $(.336)     $(.008)    $10.140 $10.250  (3.62)%   2.91%
 Year ended 8/31,
 1994                   10.740   .653   (.514)     (.669)      (.010)     10.200  11.000   (.50)    1.32
 1993                   10.480   .667    .265      (.670)      (.002)     10.740  11.750  13.37     9.21
 1 Mo. ended
 8/31/92                10.610   .056   (.130)     (.056)        --       10.480  11.000  (1.74)    (.71)
 Year ended 7/31,
 1992                   10.250   .668    .379      (.664)      (.023)     10.610  11.250  12.83    10.61
 1991                   10.120   .667    .123      (.660)        --       10.250  10.625   9.22     8.13
 1990                   10.190   .664   (.037)     (.666)      (.031)     10.120  10.375   7.10     6.45
 1989                    9.670   .664    .602      (.670)      (.076)     10.190  10.375  11.82    13.70
 10/7/87 to
 7/31/88                 9.350   .482    .259      (.421)        --        9.670  10.000   4.28     8.01
---------------------------------------------------------------------------------------------------------
 ACQUIRED FUND
---------------------------------------------------------------------------------------------------------
 6 Mos. ended
  2/28/95 (unaudited)   11.870   .361   (.105)     (.376)        --       11.750  11.750   2.25     2.27
 Year ended 8/31,
 1994                   12.480   .724   (.571)     (.759)      (.004)     11.870  11.875  (1.99)    1.24
 1993                   12.100   .752    .387      (.745)      (.014)     12.480  12.875   4.22     9.76
 9 Mos. ended
 8/31/92                12.000   .580    .214      (.598)      (.096)     12.100  13.125  12.02     6.83
 Year ended
 11/30/91               11.790   .800    .196      (.786)        --       12.000  12.375  13.40     8.75
 1 Mo. ended
 11/30/90               11.710   .067    .133      (.066)      (.054)     11.790  11.625   2.10     1.71
 Year ended 10/31,
 1990                   11.810   .794   (.016)     (.797)      (.081)     11.710  11.500   3.17     6.84
 1989                   11.640   .805    .184      (.813)      (.006)     11.810  12.000  13.05     8.82
 4/20/88 to
 10/31/88               11.210   .356    .356      (.282)        --       11.640  11.375  (2.78)    6.45
---------------------------------------------------------------------------------------------------------
                         RATIOS/SUPPLEMENTAL DATA
                         ------------------------
                                           RATIO OF
                                                NET
                                  RATIO OF  INVEST-
                                  EXPENSES     MENT PORT-
                       NET ASSETS       TO   INCOME FOLIO
                           END OF  AVERAGE TO AVER- TURN-
                       PERIOD (IN      NET  AGE NET  OVER
                       THOUSANDS)   ASSETS   ASSETS  RATE
---------------------------------------------------------------------------------------------------------
 ACQUIRING FUND
---------------------------------------------------------------------------------------------------------
 6 Mos. Ended
  2/28/95 (unaudited)   $191,659    .76*%    6.51*%    5%
 Year ended 8/31,
 1994                    192,237    .76      6.24      9
 1993                    200,828    .82      6.31      4
 1 Mo. ended
 8/31/92                 194,430    .79*     6.25*   --
 Year ended 7/31,
 1992                    196,669    .83      6.46      6
 1991                    188,370    .88      6.62      5
 1990                    184,888    .91      6.62      2
 1989                    185,016    .94      6.75     27
 10/7/87 to
 7/31/88                 174,645    .94*     6.29*    32
---------------------------------------------------------------------------------------------------------
 ACQUIRED FUND
---------------------------------------------------------------------------------------------------------
 6 Mos. ended
  2/28/95 (unaudited)     61,200    .86*     6.30*     3
 Year ended 8/31,
 1994                     61,711    .86      5.93     13
 1993                     64,427    .90      6.16      5
 9 Mos. ended
 8/31/92                  61,927    .82*     6.42*    11
 Year ended
 11/30/91                 60,964    .73      6.75      9
 1 Mo. ended
 11/30/90                 59,503    .70*     6.92*   --
 Year ended 10/31,
 1990                     59,091    .76      6.77      7
 1989                     59,343    .72      6.89     23
 4/20/88 to
 10/31/88                 59,298    .74*     6.13*    11
---------------------------------------------------------------------------------------------------------

 *Annualized.
**Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

                        GENERAL INFORMATION AND HISTORY

  The Acquiring Fund and the Acquired Fund are closed-end, diversified management investment companies. The Acquiring Fund and the Acquired Fund were organized as corporations under the laws of the State of Minnesota on July 14, 1987 and February 26, 1988, respectively. Each Fund is registered under the 1940 Act. In October 1987, the Acquiring Fund issued an aggregate of 18,000,000 shares in an initial public offering and commenced operations. In April 1988, the Acquired Fund issued an aggregate of 5,000,000 shares in an initial public offering and commenced operations.

  The following table sets forth the number of outstanding shares, and certain other share information, of each Fund as of July 31, 1995.

                                                (3)                     (4)
                                           AMOUNT HELD BY       AMOUNT OUTSTANDING
     (1)                  (2)               FUND FOR ITS        EXCLUSIVE OF AMOUNT
TITLE OF CLASS     AMOUNT AUTHORIZED        OWN ACCOUNT           SHOWN UNDER (3)
--------------     -----------------       --------------       -------------------
ACQUIRING FUND
  common stock        250,000,000               0                   18,958,790
ACQUIRED FUND
  common stock        200,000,000               0                    5,209,911

  The Acquiring Fund shares are listed and trade on the NYSE under the symbol NCA. The Acquired Fund shares are listed and trade on the NYSE under the symbol NCM.

  The following table sets forth the high and low sales prices for each Fund's shares as reported on the consolidated transaction reporting system for the periods indicated.

                                                       ACQUIRING
                                                         FUND      ACQUIRED FUND
                                                     ------------- -------------
                                                      HIGH   LOW    HIGH   LOW
                                                     ------ ------ ------ ------
   1993 First Quarter..............................  12 1/8 11 1/8 13 1/8 11 1/4
        Second Quarter.............................  11 7/8 11     12 7/8 12 1/8
        Third Quarter..............................  11 7/8 11     13 3/8 12 5/8
        Fourth Quarter.............................  11 3/4 11 1/8 13 3/8 12 1/2
   1994 First Quarter..............................  11 3/4 11     13 5/8 11 7/8
        Second Quarter.............................  11 1/8 10 3/8 12 3/4 11 1/2
        Third Quarter..............................  11 1/8 10 5/8 12 3/8 11 1/2
        Fourth Quarter.............................  10 7/8  9 3/8 11 7/8 10 3/8
   1995 First Quarter..............................  10 7/8  9 3/4 11 7/8 11
        Second Quarter.............................  10 7/8 10 1/8 12     11 1/4

  On July 31, 1995, the closing sale prices of the Acquiring Fund shares and Acquired Fund shares were $10.25 and $11.375, respectively. These prices represent a premium to net asset value of the Acquiring Fund of 0.59% and a discount to net asset value of the Acquired Fund of 3.76%.

  During the period since the inception of the Funds, shares of both Funds have generally traded at prices close to net asset value, with varying premiums or discounts to net asset value being reflected in the market value of the shares from time to time. As determined by the closing price at the end of each week prices, for the Acquiring Fund shares have fluctuated between a maximum premium of 11.92% and a maximum discount of 3.36% and for the Acquired Fund shares have fluctuated between a maximum premium of 9.61% and a maximum discount of 6.43%. It is not possible to state whether shares of the combined Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

  Each Fund is a closed-end management investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, shares will trade in the open market at a price that will be a function of several factors, including net asset value and yield. The Board of each Fund has currently determined that, at least annually, in the event the shares are then trading at a material discount from net asset value, it will consider action that might be taken to reduce or eliminate such discount, which may include the repurchase of shares in the open market or in private transactions, the making of a tender offer for such Shares at net asset value, or the conversion of the Fund to an open-end management investment company. There can be no assurance, however, that either Fund's Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken will reduce market discount.

  If a Fund converted to an open-end management investment company, the shares would no longer be listed on the NYSE. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. See "Proposal No. 1--The Reorganization--Comparison of Rights of Holders of Shares of the Acquiring Fund and the Acquired Fund" for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of conversion to an open-end management investment company.

  Before deciding whether to take any action in response to a discount from net asset value, the Board of each Fund would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the Statement of Additional Information under "Repurchase of Fund Shares; Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

            CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

  The Custodian of the assets of each Fund and the transfer agent and dividend disbursing agent with respect to each Fund's shares is Chase with its principal place of business at One Chase Plaza, New York, New York 10081 and its corporate transfer office at 770 Broadway, New York, New York 10003.

                          TAX MATTERS ASSOCIATED WITH
                            INVESTMENT IN THE FUNDS

FEDERAL INCOME TAX MATTERS

  The following is based upon the advice of Vedder, Price, Kaufman & Kammholz, counsel to the Funds.

  The tax implications for Acquired Fund shareholders who will own Acquiring Fund shares after the Reorganization will be substantially the same as the tax implications currently applicable to such shareholders with respect to their ownership of Acquired Fund Shares. The Acquiring Fund and the Acquired Fund qualify under Subchapter M of the Code as regulated investment companies and satisfy conditions which enable dividends on shares that are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax.

  Each year each Fund distributes substantially all of its net tax-exempt income from Municipal Obligations, any ordinary taxable income, recognized market discount and net realized short-term capital gains, and net realized long-term capital gains, if any. Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year declared. For most shareholders, the sale or other disposition of shares of a Fund will generally result in capital gain or loss.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. Each Fund will annually supply a report indicating the percentage of that Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax. In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by each Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  The foregoing is a general, abbreviated summary. A more detailed summary of the provisions of the Code and regulations thereunder appears in the Statement of Additional Information. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

CALIFORNIA STATE AND LOCAL TAX MATTERS

  The following is based upon the advice of Orrick, Herrington & Sutcliffe, special California counsel to the Funds, and assumes that each Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends.

  The California tax implications for Acquired Fund shareholders who will own Acquiring Fund shares after the Reorganization will be substantially the same as the tax implications currently applicable to such shareholders with respect to their ownership of shares of the Acquired Fund. Individual shareholders of each Fund who are subject to California personal income taxation are not required to include in their California gross income that portion of their Federally tax-exempt dividends which such Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least fifty percent of the value of such Fund's total assets consists of such obligations. Other distributions representing income or gains realized by each Fund are generally subject to California personal income tax at the rates applicable to ordinary income. Corporate shareholders of each Fund which are subject to the California franchise tax generally are required to include all distributions of exempt-interest dividends, capital gains and other taxable income, if any, as income subject to such tax.

  A more detailed summary of certain of the provisions of California statutes and administrative interpretations presently in effect governing the taxation of shareholders of the Funds appears in the Statement of Additional Information. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

                                 LEGAL OPINIONS

  Certain legal matters in connection with the shares of the Acquiring Fund to be issued pursuant to the Reorganization will be passed upon by Vedder, Price, Kaufman & Kammholz, Chicago, Illinois. Vedder, Price, Kaufman & Kammholz will rely as to certain matters of Minnesota law on the opinion of Dorsey & Whitney, P.L.L.P., Minneapolis, Minnesota. Orrick, Herrington & Sutcliffe, San Francisco, California, is special California counsel to the Funds.

                                    EXPERTS

  The financial highlights of the Funds as of August 31, 1994 appearing in this Joint Proxy Statement--Prospectus, and the financial statements of the Funds as of August 31, 1994, appearing in the Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. Ernst & Young LLP audits and reports on the Funds' annual financial statements, reviews certain regulatory reports and the Funds' Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

                             SHAREHOLDER PROPOSALS

  To be considered for presentation at a Fund's Annual Meeting of Shareholders to be held in 1996, a shareholder proposal must be received at the offices of such Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 1, 1996.

                                    GENERAL

  Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement--Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of each Fund entitled to be present and to vote at that Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of that Fund during regular business hours for ten days prior to the date of the Annual Meetings.

  Failure of a quorum to be present at either Fund's Annual Meeting will necessitate adjournment and will subject such Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at such meeting.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                        James J. Wesolowski
                                        Secretary

                                                                         ANNEX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

  AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION ("Agreement") is made as of the first day of August, 1995, by and between Nuveen California Municipal Value Fund, Inc. (the "Acquiring Fund"), a Minnesota corporation, and Nuveen California Municipal Income Fund, Inc., a Minnesota corporation (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"). Each of the Funds maintains its principal place of business at 333 West Wacker Drive, Chicago, Illinois 60606.

  This Agreement is intended to be, and is adopted as, a plan of reorganization (the "Reorganization") pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Reorganization will consist of (a) the acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for shares of common stock, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund; and (b) the pro rata distribution, after the Closing Date hereinafter referred to, of such Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

  In consideration of the premises and of the covenants and agreements set forth herein, the parties covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR SHARES OF THE ACQUIRING FUND AND ASSUMPTION OF LIABILITIES, IF ANY; LIQUIDATION OF THE ACQUIRED FUND.

 1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, transfer and deliver, as of the close of business on the Closing Date (the "Effective Time"), substantially all of its assets as set forth in paragraph 1.2 to the Acquiring Fund, free and clear of all liens and encumbrances, except as otherwise provided herein, and in exchange therefor the Acquiring Fund agrees (a) to assume substantially all of the liabilities, if any, of the Acquired Fund, as set forth in paragraph 1.3 and (b) to issue and deliver to the Acquired Fund, for distribution in accordance with paragraph 1.5 to the Acquired Fund's shareholders, the number of Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets, less the liabilities, of the Acquired Fund so transferred, assigned and delivered, all determined in the manner and as of the date and time provided in paragraph 2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

 1.2 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund shall acquire the assets of the Acquired Fund (consisting without limitation of all cash, cash equivalents, municipal obligations and other portfolio securities, receivables (including interest and dividends receivable) and any deferred or prepaid expenses shown as assets) as set forth in the respective Statement of Net Assets referred to in paragraph 7.3 as of the Closing Date. Notwithstanding the foregoing, the assets to be acquired will not include cash in the amount necessary to pay expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement, to pay the dividends and/or other distributions contemplated by paragraph 1.4 or held to pay shareholders exercising dissenters' rights under Minnesota law. The Acquired Fund has no plan or intent to sell or otherwise dispose of any of its assets, other than in the ordinary course of business.

 1.3 Except as otherwise provided herein, as of the Effective Time, the Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund of whatever kind or nature, whether absolute, accrued, contingent or otherwise, arising in the ordinary course of business, whether or not determinable as of the Effective Time and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, the Acquiring Fund will not assume the Acquired Fund's obligation to pay certain expenses incurred by the Acquiring Fund in connection with the transactions contemplated by this Agreement, to pay shareholders exercising dissenters' rights to the extent of the cash held for such purpose as contemplated by paragraph 1.2 hereof or assume the Acquired Fund's obligation to pay the dividends and/or other distributions contemplated by paragraph 1.4; and further provided that the Acquired Fund agrees to utilize its best efforts to discharge all of its known debts, liabilities, obligations and duties (other than pursuant to paragraph 1.4) prior to the Effective Time.

 1.4 Prior to the Effective Time, the Acquired Fund will declare a dividend and/or other distribution to be paid within 30 days after the Closing Date to its shareholders of record so that, upon such payment, it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid), net tax-exempt income and realized net capital gains, if any, through and including the Closing Date.

 1.5 On a date as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the Effective Time, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Effective Time and prior to the Liquidation Date ("Interim Dividends")), in exchange for shares of the Acquired Fund held by the shareholders of such Fund. Such liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to each account such shareholder's pro rata share of the Acquiring Fund Shares received by the Acquired Fund (rounded down to the nearest whole Share).

 1.6 After the Liquidation Date, each holder of an outstanding certificate or certificates representing shares of the Acquired Fund will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of Acquiring Fund Shares, and a check for cash in lieu of any fractional Acquiring Fund Share as provided by paragraph 1.7, distributable with respect to the shares of the Acquired Fund that are surrendered. No dividends or other distributions payable to the holders of record of the Acquiring Fund Shares as of a date on or after the Liquidation Date shall be paid to any shareholder holding certificates representing shares of the Acquired Fund ("Acquired Fund Share Certificates") as of the Closing Date until the Acquiring Fund is notified by the Acquired Fund's transfer agent that such shareholder has surrendered his or her outstanding Acquired Fund Share Certificates or, in the event of lost, stolen or destroyed Acquired Fund Share Certificates, posted adequate bond or submitted an affidavit of lost certificate, or both. The Acquired Fund will, at its expense, request its shareholders to surrender their outstanding Acquired Fund Share Certificates, post adequate bond and/or submit an affidavit of lost certificate, as the case may be. Upon the surrender of Acquired Fund Share Certificates (or, if applicable, after the posting of a bond and/or submission of an affidavit of lost certificate), there shall be paid to the shareholder in whose name the Acquiring Fund Shares shall be registered all dividends or other distributions that shall have become payable with respect to such Acquiring Fund Shares between the Liquidation Date and the time of such surrender. In no event shall the shareholder entitled to receive such dividends and distributions be entitled to receive interest thereon.

 1.7 No certificates or scrip representing fractional Acquiring Fund Shares shall be distributed upon the surrender for exchange of Acquired Fund Share Certificates. In lieu of distributing any such fractional Acquiring Fund Shares, the Acquired Fund's transfer agent shall, on behalf of all holders of fractional Acquiring Fund Shares, on or before the tenth business day following the Liquidation Date, aggregate all such fractional Acquiring Fund Shares and sell the resulting whole Acquiring Fund Shares on the New York Stock Exchange (the "NYSE") for the accounts of such holders, and each such holder shall be entitled to receive his or her respective pro rata share of the net proceeds of such sale upon surrender of his or her Acquired Fund Share Certificates in accordance with paragraph 1.6.

 1.8 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares surrendered in exchange therefor on the books of the Acquired Fund as of that time shall be paid by the person to whom such Acquiring Fund Shares are to be issued as a condition to the registration of such transfer.

 1.9 Any reporting responsibility of the Acquired Fund with the Securities and Exchange Commission (the "SEC"), the NYSE, or any state securities commission is and shall remain the responsibility of the Acquired Fund up to and including the Liquidation Date.

 1.10 All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund on or prior to the Liquidation Date.

 1.11 The Acquired Fund will apply to terminate its registration under the Investment Company Act promptly following the Liquidation Date and thereafter shall be dissolved.

2. VALUATION

 2.1 The value of the Acquired Fund's assets and liabilities to be acquired and assumed, respectively, by the Acquiring Fund shall be computed as of the Effective Time, using the valuation procedures set forth in the Funds' Joint Proxy Statement--Prospectus (the "Joint Proxy Statement-- Prospectus") to be used in connection with the Reorganization.

 2.2 The net asset value of an Acquiring Fund Share shall be computed as of the Effective Time by dividing the value of the Acquiring Fund's total assets, less liabilities by the number of Acquiring Fund Shares outstanding (excluding shares issuable pursuant to the Reorganization), using the valuation procedures set forth in the Joint Proxy Statement-- Prospectus.

 2.3 The number of Acquiring Fund Shares to be issued in exchange for the Acquired Fund's net assets shall be calculated by dividing the net asset value of the Acquired Fund (determined in accordance with paragraph 2.1) by the net asset value of an Acquiring Fund Share (determined in accordance with paragraph 2.2).

 2.4 All computations of net asset value shall be made by or under the direction of The Chase Manhattan Bank, N.A. ("Chase") in accordance with its regular practice as custodian of the Funds.

3. CLOSING AND CLOSING DATE

 3.1 The Closing Date shall be January 8, 1996 or such later date as the parties may agree in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be at the office of the Acquiring Fund or at such other place as the parties may agree.

 3.2 Chase, as custodian for the Acquired Fund, shall deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund's portfolio securities, cash and any other assets have been transferred in proper form to the Acquiring Fund on the Closing Date and (b) all necessary taxes, if any, have been paid, or provision for payment has been made, in conjunction with the delivery of portfolio securities.

 3.3 In the event that on the proposed Closing Date (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or of the net asset value per Acquiring Fund Share is impracticable, the Closing Date shall be postponed until the first business day after the date when such trading shall have been fully resumed and such reporting shall have been restored.

 3.4 The Acquired Fund shall deliver to the Acquiring Fund on or prior to the Liquidation Date a list of the names and addresses of its shareholders and the number of outstanding shares of the Acquired Fund owned by each such shareholder (the "Shareholder Lists"), all as of the Effective Time, certified by the Secretary or Assistant Secretary of the Acquired Fund. The Acquiring Fund shall issue and deliver to the Acquired Fund at the Closing a confirmation or other evidence satisfactory to the Acquired Fund that Acquiring Fund Shares have been or will be credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES

 4.1 The Acquired Fund represents and warrants as follows:

   4.1.1 The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquired Fund, to carry out the Agreement.

   4.1.2 The Acquired Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

   4.1.3 The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the Acquired Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which the Acquired Fund is bound.

   4.1.4 The Acquired Fund has no material contracts or other commitments (except this Agreement and the obligations to pay the dividends and/or distributions contemplated by paragraph 1.4) that will not be terminated on or prior to the Closing Date without any liability or penalty to the Acquired Fund or the Acquiring Fund.

   4.1.5 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquired Fund, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

   4.1.6 The audited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquired Fund at August 31, 1994 and for the period then ended and the unaudited statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquired Fund at February 28, 1995 and for the period then ended (copies of which have been furnished to the Acquiring Fund) have been prepared in accordance with generally accepted accounting principles consistently applied and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and there are no known material liabilities of the Acquired Fund (contingent or otherwise) not disclosed therein.

   4.1.7 Since February 28, 1995, there has not been any materially adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this paragraph 4.1.7, a decline in net asset value or net asset value per share of the Acquired Fund as a result of changes in the value of investments held by the Acquired Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

   4.1.8 All federal, state and other tax returns and reports of the Acquired Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

   4.1.9 Since it commenced operations, the Acquired Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year.

   4.1.10 The authorized capital of the Acquired Fund consists of 200,000,000 Acquired Fund shares of common stock. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable. All issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the applicable Shareholder List submitted to the Acquiring Fund in accordance with the provisions of paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, nor is there outstanding any security convertible into shares of the Acquired Fund.

   4.1.11 At the Closing Date, the Acquired Fund will have good and marketable title to the assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

   4.1.12 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Acquired Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Acquired Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquired Fund.

   4.1.13 The information furnished and to be furnished by the Acquired Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

   4.1.14 On the effective date of the Registration Statement referred to in paragraph 5.5, at the time of the Annual Meeting of the Acquired Fund's shareholders and on the Closing Date, the Joint Proxy Statement--Prospectus (a) will comply in all material respects with the provisions and regulations of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.1.14 shall not apply to statements in or omissions from the Joint Proxy Statement--Prospectus made in reliance upon and in conformity with information furnished by the Acquiring Fund for use therein.

   4.1.15 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

   4.1.16 There are no brokers or finder's fees payable on behalf of the Acquired Fund in connection with the transactions provided for herein.

 4.2 The Acquiring Fund represents and warrants as follows:

   4.2.1 The Acquiring Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the power to own all of its properties and assets and, subject to approval of the shareholders of the Acquiring Fund, to carry out the Agreement.

   4.2.2 The Acquiring Fund is a closed-end diversified management investment company duly registered under the Investment Company Act, and such registration is in full force and effect.

   4.2.3 The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Articles of Incorporation or By-Laws of the Acquiring Fund or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

   4.2.4 No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the knowledge of the Acquiring Fund, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

   4.2.5 The audited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquiring Fund at August 31, 1994 and for the period then ended and the unaudited Statement of Net Assets, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Portfolio of Investments of the Acquiring Fund February 28, 1995 and for the period then ended (copies of which have been furnished to the Acquired Fund) have been prepared in accordance with generally accepted accounting principles and present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date, and there are no known material liabilities of the Acquiring Fund (contingent or otherwise) not disclosed therein.

   4.2.6 Since February 28, 1995, there has not been any materially adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this paragraph 4.2.6, a decline in net asset value or net asset value per Acquiring Fund Share as a result of changes in the value of investments held by the Acquiring Fund or a distribution or payment of dividends shall not constitute a materially adverse change.

   4.2.7 All federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed or furnished by the date hereof have been filed or furnished, and all federal, state and other taxes, interest and penalties shown as due on said returns and reports have been paid insofar as due, or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns or reports.

   4.2.8 Since it commenced operations, the Acquiring Fund has met the requirements of Subchapter M of the Internal Revenue Code for qualification and treatment as a regulated investment company and intends to meet those requirements for the current taxable year.

   4.2.9 The authorized capital of the Acquiring Fund consists of 250,000,000 Acquiring Fund Shares. All issued and outstanding Acquiring Fund Shares are, and all Acquiring Fund Shares to be issued in exchange for the net assets of the Acquired Funds pursuant to this Agreement will be when so issued, duly and validly issued and outstanding, fully paid and non-assessable. Except as contemplated by this Agreement, the Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

   4.2.10 The execution, delivery and performance of this Agreement has been duly authorized by the Board of Directors of the Acquiring Fund (including the determinations required by Rule 17a-8(a) under the Investment Company Act) and by all necessary action, other than shareholder approval, on the part of the Acquiring Fund, and, subject to shareholder approval, this Agreement constitutes a valid and binding obligation of the Acquiring Fund.

   4.2.11 The information furnished and to be furnished by the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby is, and shall be, accurate and complete in all material respects and is in compliance, and shall comply, in all material respects with applicable federal securities and other laws and regulations.

   4.2.12 On the effective date of the Registration Statement, at the time of the Annual Meeting of the Acquiring Fund shareholders and on the Closing Date, the Registration Statement and the Joint Proxy Statement--Prospectus (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this paragraph 4.2.12 shall not apply to statements in or omissions from the Joint Proxy Statement--Prospectus and the Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use therein.

   4.2.13 No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act and the Investment Company Act, and such as may be required under state securities laws.

   4.2.14 There are no brokers' or finders' fees payable on behalf of the Acquiring Fund in connection with the transactions provided for herein.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1 Except as may otherwise be required by paragraph 1.4, each Fund will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that the ordinary course of business will include declaring and paying customary dividends and other distributions.

 5.2 Each Fund will call a shareholders' meeting to consider and act upon this Agreement and the transactions contemplated herein and to take all other action necessary to obtain approval of the transactions contemplated hereby.

 5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund's shares.

 5.4 Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and will do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

 5.5 Each Fund will prepare and file with the SEC the Joint Proxy Statement-- Prospectus, and the Acquiring Fund will prepare and file with the SEC a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued hereunder (together with any amendments thereof and supplements thereto, the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the Investment Company Act and the rules and regulations thereunder.

 5.6 Each Fund will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to (a) vest in and confirm to the Acquiring Fund title to and possession of all the assets of the Acquired Fund to be sold, assigned, transferred and delivered to the Acquiring Fund pursuant to this Agreement, (b) vest in and confirm to the Acquired Fund title to and possession of all the Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement, (c) assume all of the Acquired Fund's liabilities in accordance with this Agreement, and (d) otherwise to carry out the intent and purpose of this Agreement.

 5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the Investment Company Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

 5.8 The expenses incurred by the Funds in connection with this Agreement and the transactions contemplated hereby shall be allocated between the Funds in a fair and equitable manner based upon estimated savings to each Fund resulting from the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

  The obligations of the Acquired Fund to consummate the transactions provided for herein shall, at its election, be subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions.

 6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

 6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by the President or a Vice President of the Acquiring Fund, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

 6.3 The Acquired Fund shall have received an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Acquiring Fund, dated as of the Closing Date, to the effect that:

   6.3.1 The Acquiring Fund has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

   6.3.2 This Agreement has been duly authorized, executed and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Fund, constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

   6.3.3 The Acquiring Fund Shares to be distributed to shareholders of the Acquired Fund under this Agreement will, when issued in exchange for the net assets of the Acquired Fund as contemplated by this Agreement, be validly issued and outstanding and fully paid and non-assessable and free of preemptive rights;

   6.3.4 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the Acquiring Fund's Articles of Incorporation or By-Laws or (ii) any federal law of the United States, the laws of the State of Illinois or the laws of the State of

       Minnesota applicable to the Acquiring Fund; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further that insofar as performance by the Acquiring Fund of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

   6.3.5 All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States, the laws of the State of Minnesota and state Blue Sky or securities laws for the consummation of the transactions contemplated by this Agreement have been obtained or made;

   6.3.6 The Acquiring Fund has been registered with the SEC as an investment company and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

   6.3.7 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Fund or any of its properties or assets, and (b) the Acquiring Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to consummate the transactions provided for herein with respect to the Acquired Fund shall, at its election, be subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and the following further conditions:

 7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

 7.2 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by the President or Vice President of the Acquired Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund in this Agreement are true and correct at and as of the Closing Date except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

 7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a Statement of Net Assets, which Statement shall be prepared in accordance with generally accepted accounting principles consistently applied, together with a list of its portfolio securities showing the adjusted tax bases and holding periods of such securities as of the Closing Date, certified by the Treasurer of the Acquired Fund.

 7.4 On or immediately prior to the Closing Date, the Acquired Fund shall have declared the dividends and/or distributions contemplated by paragraph 1.4.

 7.5 The Acquiring Fund shall have received an opinion from Vedder, Price, Kaufman & Kammholz, counsel to the Acquired Fund, dated as of the Closing Date, to the effect that:

   7.5.1 The Acquired Fund has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Minnesota with requisite power and authority to own its properties and, to the knowledge of such counsel, to carry on its business as presently conducted;

   7.5.2 This Agreement has been duly authorized, executed and delivered by the Acquired Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Fund, constitutes a valid and binding obligation of the Acquired Fund enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equitable principles;

   7.5.3 Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby violate (i) the Acquired Fund's Articles of Incorporation or By-Laws or (ii) any federal law of the United States, the laws of the State of Illinois or the laws of the State of

       Minnesota applicable to the Acquired Fund; provided, however, that such counsel may state that it expresses no opinion with respect to federal or state securities laws, other antifraud laws and fraudulent transfer laws; and provided, further that insofar as performance by the Acquired Fund of its obligations under this Agreement is concerned such counsel may state that it expresses no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

   7.5.4 All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Acquired Fund under the federal laws of the United States, the laws of the State of Minnesota and state Blue Sky or securities laws for the consummation of the transactions contemplated by this Agreement have been obtained or made;

   7.5.5 The Acquired Fund has been registered with the SEC as an investment company, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

   7.5.6 To the knowledge of such counsel, (a) no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Fund or any of its properties or assets, and (b) the Acquired Fund is not a party to or subject to the provision of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

  The obligations of each Fund hereunder are subject to the further conditions that on or before the Closing Date:

 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite votes of (a) the Board of Directors of the Acquiring Fund and the Board of Directors of the Acquired Fund, including as to the determinations required by Rule 17a-8(a) under the Investment Company Act and (b) the holders of the outstanding shares of the Acquiring Fund and the Acquired Fund in accordance with the provisions of the Acquiring Fund's Articles of Incorporation and By-Laws and the Acquired Fund's Articles of Incorporation and By-Laws and the requirements of the NYSE; each Fund shall have delivered certified copies of the resolutions evidencing such approvals to the other Fund; and the Acquiring Fund shall have given the Depository Trust Company or its successor, at least five business days notice of such approval.

 8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

 8.3 All consents of other parties and all consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities, including "no-action" positions of such federal or state authorities) deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a materially adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any part of this condition as to itself.

 8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the Funds no investigation or proceeding under the 1933 Act for that purpose shall have been instituted or be pending, threatened or contemplated.

 8.5 The Funds shall have received an opinion of Vedder, Price, Kaufman & Kammholz satisfactory to the Funds and based on such reasonably requested representations and warranties as requested by counsel, substantially to the effect that, for federal income tax purposes:

   8.5.1 The acquisition by the Acquiring Fund of substantially all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, followed by the distribution by the Acquired Fund of the Acquiring Fund Shares to the shareholders of the Acquired Fund in exchange for their Acquired Fund shares in complete liquidation of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, and the Acquiring Fund and the Acquired Fund each will be "a party to a reorganization" within the meaning of Section 368(b) of the Internal Revenue Code;

   8.5.2 The Acquired Fund's shareholders will recognize no gain or loss upon the exchange of all of their Acquired Fund shares for Acquiring Fund Shares in complete liquidation of the Acquired Fund, except with respect to cash received for a fractional Acquiring Fund Share, if any;

   8.5.3 No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities, if any, and with respect to the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund shareholders in complete liquidation of the Acquired Fund;

   8.5.4 No gain or loss will be recognized by the Acquiring Fund upon the acquisition of substantially all the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the assumption of the Acquired Fund's liabilities, if any;

   8.5.5 The basis of the assets acquired by the Acquiring Fund will be, in each instance, the same as the basis of those assets when held by the Acquired Fund immediately before the transfer, and the holding period of such assets acquired by the Acquiring Fund will include the holding period thereof when held by the Acquired Fund;

   8.5.6 The basis of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be, in each instance, the same as the basis of the Acquired Fund shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange; and

   8.5.7 The holding period of the Acquiring Fund Shares to be received by the Acquired Fund's shareholders will include the period during which the Acquired Fund shares to be surrendered in exchange therefor were held, provided such Acquired Fund shares were held as capital assets by those shareholders on the date of the exchange.

9. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 9.1 This Agreement constitutes the entire agreement between the Funds.

 9.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereby.

10. TERMINATION

  This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the shareholders of the Funds:

  10.1 By mutual agreement of the Funds;

  10.2 By either Fund, if a condition to the obligations of such Fund shall not have been met and it reasonably appears that it will not or cannot be met; or

  10.3 By either Fund, if the Closing shall not have occurred on or before March 31, 1996.

  In the event of any such termination, there shall be no liability for damages on the part of either Fund (other than the liability of the Funds to pay expenses pursuant to paragraph 5.8) or any Director or officer of either Fund.

11. AMENDMENT

  This Agreement may be amended, modified or supplemented only in writing by the parties; provided, however, that following the shareholders' meetings called by the Funds pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be distributed to the Acquired Fund's shareholders under this Agreement without their further approval and the further approval of the Funds' Boards of Directors (including the determination required by Rule 17a-8(a) under the Investment Company Act), and provided further that nothing contained in this paragraph 11 shall be construed as requiring additional approval to amend this Agreement to change the Closing Date or the Effective Time.

12. NOTICES

  Any notice, report, demand or other communication required or permitted by any provision of this Agreement shall be in writing and shall be given by hand delivery, prepaid certified mail or overnight delivery service addressed to John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606,
Attention: James J. Wesolowski.

13. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

  13.1 The paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

  13.2 This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

  13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

  13.4 This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

  13.5 All persons dealing with the Acquiring Fund must look solely to the property of the Acquiring Fund for the enforcement of any claims against the Acquiring Fund as neither the Directors, officers, agents or shareholders of the Acquiring Fund assume any personal liability for obligations entered into on behalf of the Acquiring Fund.

  13.6 All persons dealing with the Acquired Fund must look solely to the property of the Acquired Fund for the enforcement of any claims against the Acquired Fund as neither the Directors, officers, agents or shareholders of the Acquired Fund assume any personal liability for obligations entered into on behalf of the Acquired Fund.

  IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by the President or Vice President of each Fund.

NUVEEN CALIFORNIA MUNICIPAL VALUE       NUVEEN CALIFORNIA MUNICIPAL INCOME
FUND, INC.                              FUND, INC.


     /s/ Timothy R. Schwertfeger             /s/ Timothy R. Schwertfeger
By:_________________________________    By:_________________________________
              President

                                                      President

                                                                         ANNEX B

    SECTIONS 302A.471 AND 302A.473 OF THE MINNESOTA BUSINESS CORPORATION ACT RELATING TO THE ACQUIRED FUND DISSENTING SHAREHOLDERS' RIGHTS OF APPRAISAL

  302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.--Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

    (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

      (1) alters or abolishes a preferential right of the shares;

      (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

      (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

      (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

    (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

    (c) A plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a party, except as provided in subdivision 3;

    (d) A plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

    (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

  Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

  (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

  Subdivision 3. Rights not to apply. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

  Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

  302A.473 PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS.--Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

  (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

  (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

  (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1 up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

  Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

  Subdivision 3. Notice of dissent. If a proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

  Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

    (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

    (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

    (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

    (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

  (b) In order to received the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

  Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

    (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

    (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

    (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

  (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

  (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

  Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

  Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

  Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

  (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

  (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

                          NUVEEN CALIFORNIA MUNICIPAL
                                VALUE FUND, INC.

                          NUVEEN CALIFORNIA MUNICIPAL
                               INCOME FUND, INC.

--------------------------------------------------------------------------------
                       JOINT PROXY STATEMENT--PROSPECTUS
--------------------------------------------------------------------------------


                               SEPTEMBER 27, 1995



                                                                        NCA 1195

                               NUVEEN CALIFORNIA
                           MUNICIPAL VALUE FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information relates to the shares of common stock (the "Acquiring Fund Shares") to be issued by Nuveen California Municipal Value Fund, Inc. (the "Acquiring Fund") pursuant to an Agreement and Plan of Reorganization and Liquidation dated as of August 1, 1995 (the "Agreement") by and between the Acquiring Fund and Nuveen California Municipal Income Fund, Inc. (the "Acquired Fund" and, together with the Acquiring Fund, the "Funds"), providing for a reorganization (the "Reorganization") in which, among other things, the Acquiring Fund would (a) acquire substantially all of the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Shares and (b) assume substantially all of the liabilities of the Acquired Fund. This Statement of Additional Information does not constitute a prospectus, but should be read in conjunction with the Joint Proxy Statement--Prospectus relating to the Acquiring Fund Shares dated September 27, 1995. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Joint Proxy Statement--Prospectus, and shareholders should obtain and read the Joint Proxy Statement--Prospectus prior to voting. A copy of the Joint Proxy Statement-- Prospectus may be obtained without charge by mailing a written request to either of the Funds, Attention: Administration, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objectives and Policies of the Funds............................ S- 2
Certain Trading Strategies of the Funds.................................... S-12
Management of the Funds.................................................... S-15
Portfolio Transactions of the Funds........................................ S-16
Repurchase of Fund Shares; Conversion to Open-End Fund..................... S-17
Tax Matters Associated with Investment in the Funds........................ S-18
Index to Financial Statements..............................................  F-1
Index to Pro Forma Financial Statements....................................  P-1
Ratings of Investments (ANNEX A)...........................................  A-1



  THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS SEPTEMBER 27, 1995.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

THE ACQUIRING FUND

  The Acquiring Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt California Municipal Obligations, current interest income exempt from both Federal and California income taxes. A secondary objective of the Acquiring Fund is to achieve enhancement of portfolio value through investments in tax-exempt California Municipal Obligations that, in the opinion of the Nuveen Advisory Corp. (the "Adviser"), are underrated or represent municipal market sectors that are undervalued. Underrated Municipal Obligations are those whose ratings do not, in the Adviser's opinion, reflect their true value. Obligations may be underrated because of the time that has elapsed since their most recent rating, or because of positive factors that may not have been fully taken into account by the rating agencies, or for other similar reasons. Undervalued municipal market sectors, on the other hand, refers to Municipal Obligations of particular types or purposes (e.g., hospital bonds, industrial revenue bonds, or bonds issued by a particular municipal issuer) that, in the Adviser's opinion, are worth more than the value assigned to them in the marketplace. Obligations may be undervalued because there is a temporary excess of supply in a particular market sector, or because of a general decline in the market price of Municipal Obligations of a market sector for reasons that do not apply to the particular Municipal Obligations that are considered undervalued. The Acquiring Fund's investment in underrated or undervalued California Municipal Obligations will be based on the Adviser's belief that the prices of such Obligations should ultimately reflect their true value. Under certain market conditions, such underrated or undervalued Municipal Obligations may realize market appreciation, while in a declining market such Municipal Obligations may experience less market depreciation than other Municipal Obligations. Accordingly, "enhancement of portfolio value" does not merely refer to market appreciation of portfolio securities, and the Acquiring Fund does not suggest that capital appreciation is itself an objective of the Fund. Instead, the objective of enhancement of portfolio value is one of seeking to outperform the market by prudent selection of Municipal Obligations, regardless of which direction the market may move. A shareholder of the Acquiring Fund will receive taxable income upon the sale of shares at an appreciated value or in the event of capital gains distributions by the Fund.

  Except during temporary defensive periods, the Acquiring Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt California Municipal Obligations, of which 80% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). Municipal Obligations rated Baa or BBB are considered "investment grade" securities; Obligations rated Baa are considered medium grade obligations which lack outstanding investment characteristics and in fact have speculative characteristics as well, while Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. A general description of Moody's and S&P's ratings of Municipal Obligations is set forth in Annex A hereto. The Acquiring Fund emphasizes investments in California Municipal Obligations with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.

  The Acquiring Fund may invest up to 20% of its net assets in unrated California Municipal Obligations or in California Municipal Obligations rated lower than the four highest grades, but no more than half of this amount (10% of the Fund's net assets) will be invested in such lower rated California Municipal Obligations. To the extent it does so, there may be somewhat greater risk because such unrated or lower rated Municipal Obligations, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. The Acquiring Fund will only invest in unrated California Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to Obligations rated Baa or BBB or better. The Acquiring Fund will not invest in any rated California Municipal Obligations that are rated lower than Ba by Moody's or BB by S&P at the time of purchase.

  During temporary defensive periods (e.g., times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which California Municipal Obligations are available), the Acquiring Fund may invest any percentage of its net assets in taxable temporary investments, the income on which may be subject to California income tax or to both Federal and California income taxes. The Acquiring Fund will invest only in temporary investments which are U.S. Government securities or securities rated within the two highest grades by Moody's or S&P (including tax-exempt securities issued in states other than California), and which mature within one year from the date of purchase. Temporary investments of the Acquiring Fund may also include repurchase agreements. The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

THE ACQUIRED FUND

  The Acquired Fund's investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt California Municipal Obligations, a high level of current interest income exempt from both Federal and California income taxes. The Acquired Fund has not established any limit on the percentage of its portfolio that may be invested in California Municipal Obligations subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Acquired Fund may be taxable under the alternative minimum tax. The Acquired Fund therefore would not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Acquired Fund for these investors will depend upon a comparison of the yield likely to be provided from the Acquired Fund, from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments in light of each such investor's tax position.

  Except during temporary defensive periods, the Acquired Fund will, as a fundamental policy, invest 100% of its net assets in tax-exempt California Municipal Obligations, of which 75% will be Municipal Obligations rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P, or unrated Municipal Obligations which, in the opinion of the Adviser, have credit characteristics equivalent to, and will be of comparable quality to, Obligations rated within the four highest grades by Moody's or S&P, provided that the Acquired Fund may not invest more than 10% of its net assets in such unrated Municipal Obligations. The Acquired Fund emphasizes investments in California Municipal Obligations with long-term maturities, but the degree of such emphasis will depend upon market conditions existing at the time of investment.

  The Acquired Fund may invest up to 25% of its net assets in California Municipal Obligations rated Ba or B by Moody's or BB or B by S&P at the time of purchase, or in unrated California Municipal Obligations that, in the Adviser's opinion, have credit characteristics equivalent to Obligations so rated, provided that no more than 10% of the Acquired Fund's net assets may be invested in California Municipal Obligations rated B by Moody's or B by S&P, or their unrated equivalents. To the extent the Acquired Fund invests in these lower rated California Municipal Obligations, there may be somewhat greater risk because such lower rated securities, although generally offering a higher current yield than higher rated securities, are generally less liquid and involve a greater risk of non-payment of principal and interest than higher rated securities. Securities rated B by S&P have a greater vulnerability to default but presently have the capacity to meet interest and principal payments, while securities rated B by Moody's generally lack characteristics of the desirable investment. The Acquired Fund will not invest in California Municipal Obligations that are not rated at least B by either Moody's or S&P.

  During temporary defensive periods (e.g., times when temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which California Municipal Obligations are available), the Acquired Fund may invest any percentage of its net assets in taxable temporary investments, income on which may be subject to California income tax or to both federal and California income taxes. The Acquired Fund will invest only in temporary investments which are U.S. Government securities or securities rated within the two highest grades by Moody's or S&P (including tax-exempt securities issued in states other than California), and which mature within one year from the date of purchase. Temporary investments of the Acquired Fund may also include repurchase agreements. The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

MUNICIPAL OBLIGATIONS

  "Municipal Obligations" are debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including the construction and maintenance of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. In addition, certain industrial development, private activity and pollution control bonds may be included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from regular Federal income tax. The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and

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interest. Revenue bonds (e.g., industrial development bonds) are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Also included within the general category of Municipal Obligations are participations in lease obligations or installment purchase contract obligations of municipal authorities or entities.

  Municipal Obligations also include participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. Each Fund seeks to minimize these risks by not investing more than 5% of its total investment assets in Municipal Lease Obligations that contain "non-appropriation" clauses, and by only investing in those "non-appropriation" Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality,
(b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. The term Municipal Obligations also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although, as noted above, each Fund emphasizes investments in Municipal Obligations with long-term maturities.

  The yields on Municipal Obligations are dependent on a variety of factors, including the condition of the general money market and the Municipal Obligation market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. The market value of outstanding Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

SPECIAL CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS

  As described above, except to the extent a Fund invests in temporary investments, it invests substantially all of its net assets in California Municipal Obligations. Each Fund is therefore susceptible to political, economic and regulatory factors affecting issuers of California Municipal Obligations. These include the possible adverse effects of certain California constitutional amendments, legislative measures, voter initiatives and other matters that are described below. The following information provides only a brief summary of the complex factors affecting the financial situation in California (the "State") and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made of the accuracy or completeness of any

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of the following information. It is based in part on information obtained from various State and local agencies in California or contained in Official Statements for various California Municipal Obligations.

  There can be no assurance that future statewide or regional economic difficulties, and the resulting impact on State or local governmental finances generally, will not adversely affect the market value of California Municipal Obligations held in the portfolio of either Fund or the ability of particular obligors to make timely payments of debt service on (or relating to) those obligations.

ECONOMIC OVERVIEW

  California's economy is the largest among the 50 states and one of the largest in the world. The State's population of over 32 million represents 12.3% of the total United States population and grew by 27% in the 1980s. While the State's substantial population growth during the 1980s stimulated local economic growth and diversification and sustained a real estate boom between 1984 and 1990, it has increased strains on the State's limited water resources and its infrastructure. Resultant traffic congestion, school overcrowding and high housing costs have increased demands for government services and may impede future economic growth. Population growth has slowed between 1991 and 1994 even while substantial immigration has continued, due to a significant increase in outmigration by California residents. Generally the household incomes of new residents have been substantially lower (and their education and social service utilization higher) than those of departing households, which may have a major long-term socioeconomic and fiscal impact. However, with the California economy improving, the recent net outmigration within the Continental U.S. is expected to decrease or be reversed.

  From mid-1990 to late 1993, the State's economy suffered its worst recession since the 1930s, with recovery starting later than for the nation as a whole. The State has experienced the worst job losses of any post-war recession. Prerecession job levels may not be realized until near the end of the decade. The largest job losses have been in Southern California, led by declines in the aerospace and construction industries. Weakness statewide occurred in manufacturing, construction, services and trade. Additional military base closures will have further adverse effects on the State's economy later in the decade.

  Since the start of 1994, the California economy has shown signs of steady recovery and growth. The State Department of Finance reports net job growth, particularly in construction and related manufacturing, wholesale and retail trade, transportation, recreation and services. This growth has offset the continuing but slowing job losses in the aerospace industry and restructuring of the finance and utility sectors. Unemployment in the State was down substantially in 1994 from its 10% peak in January, 1994, but still remains higher than the national average rate. Retail sales were up strongly in 1994 from year-earlier figures. Delay or slowdown in recovery will adversely affect State revenues.

CONSTITUTIONAL LIMITATIONS ON TAXES AND APPROPRIATIONS

  Limitation on Taxes. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to the rate of inflation, not to exceed 2% per year, or decline in value, or in the case of new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

  Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13 and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

  Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter approved levy of "general taxes" which were not dedicated to a specific use. In response to these decision, the voters of the State in 1986 adopted an initiative statute which imposed significant new limits on the ability of local entities to raise or levy general taxes, except by receiving majority local voter approval. Significant elements of this initiative, "Proposition 62," have been overturned in recent court cases. An initiative proposed to re-enact the provisions of Proposition 62 as a constitutional amendment was defeated by the voters in November 1990, but such proposal may be renewed in the future.

  Appropriations Limits. California and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consists of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

  Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for qualified capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

  The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in California's economy.

  "Excess" revenues are now measured over a two-year cycle. With respect to local governments, excess revenues must be returned by a revision of tax rates or fee schedules within the two subsequent fiscal years. The appropriations limit for a local government may be overridden by referendum under certain conditions for up to four years at a time. With respect to the State, 50% of any excess revenues is to be distributed to K-12 school districts and community college districts (collectively, "K-14 districts") and the other 50% is to be refunded to taxpayers. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years.

  Because of the complex nature of Articles XIIIA and XIIIB of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of Article XIIIA or
Article XIIIB on California Municipal Obligations or on the ability of California or local governments to pay debt service on such California Municipal Obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of either Article XIIIA or Article XIIIB, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

  Obligations of the State of California. Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. Total outstanding general obligation bond and lease purchase debt of the State increased from $9.4 billion at June 30, 1987 to $24.6 billion at June 30, 1995. In FY 1994-95, debt service on general obligation bonds and lease purchase debt was approximately 5.2% of General Fund revenues.

  Recent Financial Results. The principal sources of General Fund revenues in 1993-94 were the California personal income tax (44% of total revenues), the sales tax (38%), bank and corporation taxes (35%), and the gross premium tax on insurance (3%). California maintains a Special Fund for Economic Uncertainties (the "Economic Uncertainties Fund"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund.

  General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were

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

constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 33%).

  Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State is also facing a structural imbalance in its budget with the largest programs supported by the General Fund (education, health, welfare and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. These structural concerns will be exacerbated in coming years by the expected need to substantially increase capital and operating funds for corrections as a result of a "Three Strikes" law enacted in 1994.

  Recent Budgets. As a result of these factors, among others, from the late 1980's until 1992-93, the State had a period of nearly chronic budget imbalance, with expenditures exceeding revenues in four out of six years, and the State accumulated and sustained a budget deficit in the budget reserve, the Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993. Starting in the 1990-91 Fiscal Year and for each year thereafter, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance and to close large "budget gaps" which were identified. The Legislature and Governor eventually agreed on a number of different steps to produce Budget Acts in the years 1991-92 to 1994-95, including:

  . significant cuts in health and welfare program expenditures;

  . transfers of program responsibilities and funding from the State to local governments, coupled with some reduction in mandates on local government;

  . transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing State funding for schools;

  . reduction in growth of support for higher education programs, coupled with increases in student fees;

  . revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

  . increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration has requested); and

  . various one-time adjustments and accounting changes.

  Despite these budget actions, the effects of the recession led to large, unanticipated deficits in the SFEU, as compared to projected positive balances. By the start of the 1993-94 Fiscal Year, the accumulated deficit was so large (almost $2.8 billion) that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, to carry the final retirement of the deficit into 1995-96.

  The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results. While General Fund revenues and expenditures were essentially equal in FY 1992-93 (following two years of excess expenditures over revenues), the General Fund had positive operating results in FY 1993-94 and 1994-95, which have reduced the accumulated budget deficit to around $600 million as of June 30, 1995.

  A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller was forced to issue registered warrants ("IOUs") to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992 the State Controller issued a total of approximately $3.8 billion of registered warrants. After that date, all remaining outstanding registered warrants (about $2.9 billion) were called for redemption from proceeds of the issuance of 1992 Interim Notes after the budget was adopted.

  The State's cash condition became so serious in late spring of 1992 that the State Controller was required to issue revenue anticipation warrants maturing in the following fiscal year in order to pay the State's continuing obligations. The State was forced to rely increasingly on external debt markets to meet its cash needs, as a succession of notes and warrants (both forms of short-term cash flow financing) were issued in the period from June 1992 to July 1994, often needed to pay previously-maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year.

  The State issued $7.0 billion of short-term debt in July, 1994 to meet its cash flow needs and to finance the deferral of part of the accumulated budget deficit to the 1995-96 fiscal year. In order to assure repayment of $4 billion of this borrowing which matures on April 25, 1996, the State enacted legislation (the "Trigger Law") which can lead to automatic, across-the-board cuts in General Fund expenditures in either the 1994-95 or 1995-96 fiscal years if cash flow projections made at certain times during those years show deterioration from the projections made in July 1994 when the borrowings were made. On November 15, 1994, the State Controller as part of the Trigger Law reported that the cash position of the General Fund on June 30, 1995 would be about $580 million better than earlier projected, so no automatic budget adjustments were required in 1994-95. The Controller's report showed that loss of federal funds was offset by higher revenues, lower expenditures, and certain other increases in cash resources.

  Current Budget. For the first time in four years, the State entered the 1995-96 fiscal year with strengthening revenues based on an improving economy. The major feature of the Governor's proposed Budget, a 15% phased tax cut, was rejected by the Legislature.

  The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projects General Fund revenues and transfers of $44.1 billion, a 3.5 percent increase from the prior year. Expenditures are budgeted at $43.4 billion, a 4 percent increase. The Department of Finance projects that, after repaying the last of the carryover budget deficit, there will be a positive balance of less than $30 million in the budget reserve, the Special Fund for Economic Uncertainties, at June 30, 1996, providing no margin for adverse results during the year.

  The Department of Finance projects cash flow borrowings in the 1995-96 Fiscal Year will be the smallest in many years, comprising about $2 billion of notes to be issued in April, 1996, and maturing by June 30, 1996. With full payment of $4 billion of revenue anticipation warrants on April 25, 1996, the Department sees no further need for borrowing over the end of the fiscal year. The Department projects that available internal cash resources to pay State obligations will be almost $2 billion at June 30, 1996. This "cushion" will be re-examined by the State Controller on October 15, 1995, in the last step under the "Trigger Law" process. If the Controller believes the available internal cash resources on June 30, 1996 will, in fact, be zero or less, her report would start a process which could lead to automatic budget cuts starting in December, 1995.

  The principal features of the 1995-96 Budget Act, in addition to those noted above, are additional cuts in health and welfare expenditures (some of which are subject to approvals or waivers by the federal government); assumed receipt of an additional $473 million of federal aid for illegal immigrant costs; and an increase in per-pupil funding for public schools and community colleges, the first such significant increase in four years.

  Bond Rating. State general obligation bonds ratings were reduced in July, 1994 to "A1" by Moody's and "A" by S&P. Both of these ratings were reduced from "AAA" levels which the State held until late 1991. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

  Legal Proceedings. The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the state's recent budget compromises. The matters covered by these lawsuits include a deferral of payments by the State to the Public Employees Retirement System, reductions in welfare payments, and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if the State eventually loses, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

  Other Issuers of California Municipal Obligations. There are a number of state agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of the obligations backed by the full faith and credit of the State.

  State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Through 1990-91, local assistance (including public schools) accounted for approximately 75% of General Fund spending. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of all of the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. In order to make up this shortfall, the Legislature proposed and voters approved in 1993 dedicating 0.5% of the sales tax to counties and cities for public safety purposes. In addition, the Legislature has changed laws to relieve local governments of certain mandates, allowing them to reduce costs. However, the net result has been to place greater fiscal stress on counties.

  To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be further reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. At least one rural county (Butte) publicly announced that it might enter bankruptcy proceedings in August 1990, although such plans were put off after the Governor approved legislation to provide additional funds for the county. Other counties have also indicated in recent years that their budgetary condition is extremely grave. The Richmond Unified School District (Contra Costa County) entered bankruptcy proceedings in May 1991 but the proceedings have been dismissed.

  Los Angeles County, the largest in the State, has reported severe fiscal problems, leading to a nominal $1.2 billion deficit (half of which is in the County Hospital Systems Enterprise) in its $12 billion budget for the 1995-96 Fiscal Year. To balance the budget, the County has imposed severe cuts in services, particularly for health care. The Legislature is considering actions to help alleviate the County's fiscal problems, but none were completed before August 15, 1995. If additional State aid and federal aid relating to Medicare cost waivers is not received, the County has stated it will impose further cuts in health services by October 1, 1995. Both Moody's and S&P have reduced the County's debt ratings in August, 1995 (to "A" and "A-", respectively), and the County remains on S&P Credit Watch with negative implications. As a result of its bankruptcy proceedings (discussed further below), Orange County also has implemented stringent cuts in services and has laid off workers.

  Assessment Bonds. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

  California Long-Term Lease Obligations. Certain California long-term lease obligations, though typically payable from the general fund of the municipality, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

  Several years ago the Richmond Unified School District (the "District") entered into a lease transaction in which certain existing properties of the District were sold and leased back in order to obtain funds to cover operating deficits. Following a fiscal crisis in which the District's finances were taken over by a State receiver (including a brief period under bankruptcy court protection), the District failed to make rental payments on this lease, resulting in a lawsuit by the Trustee for the Certificate of Participation holders, in which the State was a named defendant (on the grounds that it controlled the District's finances). One of the defenses raised in answer to this lawsuit was the invalidity of the District's lease. The trial court has upheld the validity of the lease and the case has been settled. Any ultimate judgment in any future case against the position asserted by the Trustee in the Richmond case may have adverse implications for lease transactions of similar nature by other California entities.

  Other Considerations. The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

  Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

  Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

  The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

  Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Funds could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage at reasonable rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the Federal or State government to appropriate sufficient funds within their respective budget limitations.

  On January 17, 1994, a major earthquake with an estimated magnitude of 6.8 on the Richter scale struck the Los Angeles area, causing significant property damage to public and private facilities, presently estimated at $15-20 billion. While over $9.5 billion of federal aid, and a projected $1.9 billion of State aid, plus insurance proceeds, will reimburse much of that loss, there will be some ultimate loss of wealth and income in the region, in addition to costs of the disruption caused by the event. Short-term economic projections are generally neutral, as the infusion of aid will restore billions of dollars to the local economy within a few months; already the local construction industry has picked up. Although the earthquake will hinder recovery from the recession in Southern California, already hard-hit, its long-term impact is not expected to be material in the context of the overall wealth of the region. Almost five years after the event, there are few remaining effects of the 1989 Loma Prieta earthquake in northern California (which, however, caused less severe damage than Northridge).

  On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Pools") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Pools had suffered significant market losses in its investments caused a liquidity crisis for the Pools and the County. More than 180 other public entities, most but not all located in the County, were also depositors in the Pools. The County estimated the Pools' loss at about $1.69 billion, or 23%, of its initial deposits of around $7.5 billion. Many of the entities which kept moneys in the Pools, including the County, faced cash flow difficulties because of the bankruptcy filing and may be required to reduce programs or capital projects. Moody's and Standard & Poor's have suspended, reduced to below investment grade levels, or placed on "Credit Watch" various securities of the County and the entities participating in the Pools.

  On May 2, 1995, the Bankruptcy Court approved a settlement agreement covering claims of the other participating entities against the County and the Pools. Most participants have received in cash 80% (90% for school districts) of their Pools' investment; the balance is to be paid in the future. The County succeeded in deferring, by consent, until June 30, 1996, the repayment of $800 million of short-term obligations due in July and August, 1995; these notes are, however, considered to be in default by Moody's and S&P. On June 27, 1995, County voters turned down a proposal for a temporary 0.5% increase in the local sales tax, making the County's fiscal recovery much harder. Unless a viable financial plan can be implemented early in the 1995-96 Fiscal Year, which the County believes will require legislation to transfer some moneys from other local government entities to the County, the County may not be able to pay all its creditors, including debt holders.

  The State of California has no obligation with respect to any obligations or securities of the County or any of the other participating entities. The State may be obligated to ensure that school districts have sufficient funds to operate, and to ensure delivery of certain State-mandated services, but no such activities have been deemed necessary as of August, 1995. All school districts involved with the Pools were able to meet their obligations in the 1994-95 Fiscal Year.

INVESTMENT RESTRICTIONS

  Neither Fund, as a fundamental policy, may, without the approval of the holders of a "majority of the outstanding" shares:

    (1) Issue senior securities, as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under "Certain Trading Strategies of the Funds--Financial Futures and Options Transactions" below;

    (2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under "Certain Trading Strategies of the Funds--Financial Futures and Options Transactions" below;

    (3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

    (4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective(s), policies and limitations may be deemed to be an underwriting;

    (5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations issued by governments or political subdivisions of governments (except, in the case of the Acquired Fund, this limitation shall apply to those Municipal Obligations backed only by the assets and revenues of non-governmental users) and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

    (6) Purchase or sell real estate, but this shall not prevent it from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security;

    (7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under "Certain Trading Strategies of the Funds--Financial Futures and Options Transactions" below;

    (8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective(s), policies and limitations;

    (9) Invest in securities other than California Municipal Obligations and temporary investments as described under "Investment Objectives and Policies of the Funds--Portfolio Investments" above;

    (10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets;

    (11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

    (12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

    (13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors or trustees, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purposes of the foregoing, "majority of the outstanding," when used with respect to particular shares of a particular Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

  For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed a separate issuer when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligations of a superior governmental entity, it shall be included in the computation of securities owned that are issued by such superior governmental entity. If however, a security is guaranteed by a governmental entity or some other entity, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

  In addition to the foregoing restrictions, neither Fund will, as a matter of operating policy, (i) invest more than 5% of its total assets in unsecured obligations of issuers which, together with their predecessors, have been in operation for less than three years, (ii) invest for the purpose of exercising control or management, or (iii) invest more than 10% of its total assets in unmarketable securities (including repurchase agreements maturing in more than seven days). In addition, the Acquired Fund will not invest more than 20% of its total assets in securities which are not readily marketable. These policies are not fundamental and may be changed by either Fund without shareholder approval.

  The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                    CERTAIN TRADING STRATEGIES OF THE FUNDS

PORTFOLIO TRADING AND TURNOVER RATE

  Portfolio trading will be undertaken to accomplish the investment objectives of each Fund in relation to actual and anticipated movements in interest rates. Each Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but neither Fund will engage in trading solely to recognize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Adviser believes to be a temporary disparity in the normal yield relationship between the two securities.

  Subject to the foregoing, each Fund will attempt to achieve its investment objectives by prudent selection of California Municipal Obligations with a view to holding them for investment. While there can be no assurance thereof, each Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of each Fund may exceed 100% in particular years.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

  Each Fund may attempt to hedge its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e,, those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices are anticipated by the Adviser to correlate with the prices of the Municipal Obligations owned by such Fund. Neither Fund has any present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, a Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities owned by a Fund may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities such Fund intends to purchase as a result of a decline in interest rates. A Fund's use of futures and options for hedging purposes can be expected to result in taxable income or gain to its shareholders. See "Tax Matters Associated with Investment in the Funds."

  The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging a Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in a Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations a Fund intends to acquire. The writing of such options provides a hedge to the extent of the premium received in the writing transaction.

  Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because these transactions will be engaged in by a Fund only for hedging purposes, these futures and options portfolio strategies should not subject such Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to each Fund require that transactions in futures and options on futures be engaged in only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums paid by such Fund do not exceed 5% of the market value of its assets. Neither Fund will purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the long futures position is covered by the purchase of a put option. Neither Fund will sell futures unless such Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. In addition, each Fund is subject to the Federal income tax requirement that it derive less than 30% of its gross income from the gain on the sale or other disposition of securities held for less than three months. With respect to its engaging in transactions involving the purchase or writing of put and call options on debt securities or indexes, neither Fund will purchase such options if more than 5% of its assets would be invested in the premiums for such options, and it will only write "covered" or "secured" options, wherein the securities or cash required to be delivered upon exercise are held by such Fund, with such cash being maintained in a segregated account. These requirements and limitations may limit a Fund's ability to engage in hedging transactions.

  DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the Commission. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

  RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If a Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If a Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if such Fund fails to complete the anticipated purchase transaction, such Fund may experience a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from such securities. If a Fund decides to use futures contracts or options on futures contracts for hedging purposes, such Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for a Fund that are greater than those which would otherwise be applicable to such Fund under applicable rules of the exchanges and the CFTC.

REPURCHASE AGREEMENTS

  As temporary investments, a Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during such Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements by a Fund is taxable to shareholders of that Fund. See "Tax Matters Associated with Investment in the Funds." A Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Adviser, present minimal credit risk. The risk to a Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines, there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. The Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

                            MANAGEMENT OF THE FUNDS

  The Management Agreements provide that the Adviser shall act as investment adviser for each Fund, manage the Funds' respective investments, administer their business affairs, provide office facilities and equipment and certain clerical, bookkeeping and administrative services, and permit any of its officers and employees to serve without compensation as directors and officers of the Funds if elected to such positions. Under its respective Management Agreement, each Fund has agreed to pay all other costs and expenses of its operations, including the compensation of its directors (other than those affiliated with the investment adviser), custodian, transfer, dividend disbursing and service agent expenses, legal fees, expenses of independent auditors, costs of acquiring and disposing of portfolio securities, expenses of preparing, printing and distributing reports to shareholders and governmental agencies, and taxes, if any.

  The Adviser is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), located at 333 West Wacker Drive, Chicago, Illinois 60606, the oldest and largest investment banking firm specializing in the underwriting and distribution of tax-exempt securities. Nuveen, which maintains the largest research department of all investment banking firms devoted exclusively to municipal securities, has issued over $34 billion of tax-exempt unit trusts since 1961 and currently sponsors 76 management investment company portfolios (including the Funds) with approximately $30 billion in tax-exempt securities under management. Over 1,000,000 individuals have invested to date in Nuveen's tax-exempt funds and trusts. Founded in 1898, Nuveen is a majority-owned subsidiary of The John Nuveen Company, which, in turn, is approximately 75% owned by The St. Paul Companies, Inc., 385 Washington Street, St. Paul, Minnesota 55102, a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for the Acquiring Fund in its initial public offering of shares in October 1987, and for the Acquired Fund in its initial public offering of shares in April 1988.

  Under the Management Agreement for the Acquiring Fund, the Acquiring Fund has agreed to pay an annual management fee in an amount equal to the sum of .35% of the average weekly net assets and 4.125% of the gross interest income of the Acquiring Fund.

  Under the Management Agreement for the Acquired Fund, the Acquired Fund has agreed to pay an annual management fee as follows:

                       MANAGEMENT FEE SCHEDULE
             ---------------------------------------------
             AVERAGE DAILY NET ASSETS               RATE
             ------------------------               -----
             Up to $125 million.................... .6500%
             $125 to $250 million.................. .6375
             $250 to $500 million.................. .6250
             $500 million to $1 billion............ .6125
             $1 billion to $2 billion.............. .6000
             $2 billion and over................... .5875

  The Acquiring Fund paid aggregate management fees of $1,256,174 for the fiscal year ended August 31, 1994, for an effective management fee rate of 0.64%. The Acquired Fund paid aggregate management fees of $411,874 for the fiscal year ended August 31, 1994, for an effective management fee rate of 0.65%. For the fiscal years ended August 31, 1993 and August 31, 1992, the Acquiring Fund paid aggregate management fees of $1,267,060 and $106,230 (1 month) and the Acquired Fund paid aggregate management fees of $407,998 and $261,063 (9 months).

  The names, addresses and principal occupations of the principal executive officers and the directors of the Adviser are as follows:

      NAME AND ADDRESS                                PRINCIPAL OCCUPATIONS
      ----------------                                ---------------------
      Richard J. Franke......................... Chairman of the Board
      Chairman of the Board and Director          and Director,
      (Principal Executive Officer)               John Nuveen & Co. Incorporated
      333 West Wacker Drive
      Chicago, Illinois 60606
      Donald E. Sveen........................... President and Director,
      President and Director                      John Nuveen & Co. Incorporated
      333 West Wacker Drive
      Chicago, Illinois 60606
      Anthony T. Dean........................... Executive Vice President
      Executive Vice President and Director       and Director,
      333 West Wacker Drive                       John Nuveen & Co. Incorporated
      Chicago, Illinois 60606
      Timothy R. Schwertfeger................... Executive Vice President
      Executive Vice President and Director       and Director,
      333 West Wacker Drive                       John Nuveen & Co. Incorporated
      Chicago, Illinois 60606
      John P. Amboian........................... Executive Vice President,
      Executive Vice President                    John Nuveen & Co. Incorporated
      333 West Wacker Drive
      Chicago, Illinois 60606

  Messrs. Franke and Schwertfeger, directors of each Fund, are "interested persons" of the Adviser. The remaining directors and nominees to the Board of each Fund are not "interested persons" of the Adviser. The other officers of the Funds are officers or employees of the Adviser. See also "Proposal No. 2-- Election of Directors of Each Fund" in the Joint Proxy Statement--Prospectus.

                      PORTFOLIO TRANSACTIONS OF THE FUNDS

  The Adviser, in effecting purchases and sales of portfolio securities for the account of each Fund, places orders in such manner as, in the opinion of the Adviser's management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

  Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Funds have not paid and do not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of each Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to the Adviser. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to the Adviser's own research efforts, the receipt of research information is not believed to reduce significantly the Adviser's expenses. Any research benefits obtained are available to all of the Adviser's other clients. While the Adviser is primarily responsible for the placement of the business of each Fund, the policies and practices of the Adviser in this regard must be consistent with the foregoing and are at all times subject to review by the Board of each Fund.

  The Adviser reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Funds. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among each Fund and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund or Funds and one or more of such other clients simultaneously. In making such allocations, the main factors to be considered will be the respective investment objectives of the Funds and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by a Fund and such other clients, the size of investment commitments generally held by such Fund and such other clients and opinions of the persons responsible for recommending investments to such Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of each Fund that the benefits available from the Adviser's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Notwithstanding the similarity of the investment objectives of the Funds with those of other funds managed by the Adviser, each of these funds will be separately managed and the composition of their investment portfolios will differ. Accordingly, the investment performance of each of these funds will likely not be the same.

  Under the 1940 Act, a Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of such Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of a Fund, including a majority of the members thereof who are not interested persons of such Fund.

  For the fiscal years ended August 31, 1994, August 31, 1993 and August 31, 1992, neither Fund paid any brokerage commissions.

             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

  Each Fund is a closed-end investment company and as such its shareholders will not have the right to cause such Fund to redeem their shares. Each Fund's shares trade in the open market at a price that is a function of several factors, including net asset value and yield. The shares of each Fund have traded at both premiums and discounts to net asset value. The Board of each Fund has currently determined that, at least annually, it will consider actions that might be taken to reduce or eliminate any material discount from net asset value in respect of such Fund's shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value or the conversion of such Fund to an open-end investment company. There can be no assurance, however, that either Fund's Board will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount. The staff of the Commission currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares on the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by a Fund would be borne by that Fund and would not reduce the stated consideration to be paid to tendering shareholders.

  Subject to its investment limitations, either Fund may borrow to finance the repurchase of its shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by either Fund in anticipation of share repurchases or tenders will reduce that Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by a Fund's Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

  Although the decision to take action in response to a discount from net asset value will be made by a Fund's Board at the time it considers such issue, it is each Board's present policy, which may be changed by such Board, not to authorize repurchases of such Fund's shares or a tender offer for such shares if (a) such transactions, if consummated, would (i) result in the delisting of such shares from the NYSE, or (ii) impair such Fund's status as a regulated investment company under the Code (which would make such Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from such Fund) or as a regulated closed-end investment company under the 1940 Act; (b) such Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with its investment objectives and policies in order to repurchase shares; or (c) there is, in such Board's judgment, any (i) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting such Fund, (ii) general suspension of or limitation on prices for trading securities on the NYSE, (iii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York State banks in which such Fund invests,
(iv) material limitation affecting such Fund or the issuers of its portfolio securities by Federal or State authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (vi) other event or condition which would have a materially adverse effect (including any adverse tax effect) on such Fund or its shareholders if shares of such Fund were repurchased. The Board of each Fund may in the future modify these conditions in light of experience.

  For each Fund, conversion to an open-end company would require the approval of the holders of such Fund's outstanding shares. See "Proposal No. 1--The Reorganization--Comparison of Rights of Holders of Shares of the

Acquiring Fund and the Acquired Fund" for a discussion of voting requirements applicable to conversion of a Fund to an open-end company. In addition, such Fund would be required to liquidate portfolio securities to meet required and requested redemptions, and its shares would no longer be listed on the NYSE. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of either Fund may at any time propose conversion of such Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

  The repurchase by a Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value would result in a Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that a Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that a Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist. Shares that have been repurchased by a Fund will be retired automatically and shall have the status of authorized but unissued shares.

  In addition, a purchase by a Fund of its shares will decrease that Fund's total assets, which would likely have the effect of increasing such Fund's expense ratio.

  Before deciding whether to take any action in response to a discount from net asset value, a Fund's Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of such Fund's portfolio, the impact of any action that might be taken on such Fund or its shareholders and market considerations. Based on these considerations, even if a Fund's shares should trade at a discount, such Fund's Board may determine that, in the interest of such Fund and its shareholders, no action should be taken.

                          TAX MATTERS ASSOCIATED WITH
                            INVESTMENT IN THE FUNDS

FEDERAL INCOME TAX MATTERS

  The following is based upon the advice of Vedder, Price, Kaufman & Kammholz, counsel to the Funds.

  The Federal income tax implications for Acquired Fund shareholders who will own Acquiring Fund Shares after the Reorganization will be substantially the same as the Federal income tax implications currently applicable to such shareholders with respect to their ownership of Acquired Fund Shares. The Acquiring Fund and the Acquired Fund each qualify under Subchapter M of the Code as regulated investment companies and satisfy conditions which enable dividends on shares that are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such shares, subject to the possible application of the alternative minimum tax.

  To qualify under Subchapter M for tax treatment as a regulated investment company, each Fund must, among other things: (a) distribute to its shareholders at least 90% of its investment company taxable income (as that term is defined in the Code determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income; (b) derive less than 30% of its annual gross income from the sale or other disposition of stock, securities, options, futures, or forward contracts held for less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter of such Fund
(i) at least 50% of the market value of such Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of such Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of such Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies). In meeting these requirements of Subchapter M of the Code, each Fund may be restricted in the selling of portfolio securities held for less than three months and in the utilization of certain of the investment techniques described under "Investment Objectives and Policies of the Funds" above. If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, that Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of such Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, each Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

  Each Fund intends to qualify to pay "exempt-interest" dividends on its shares as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, each Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) paid by each Fund which are attributable to interest on Municipal Obligations and are so designated by the Fund. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds received by each Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the issuer representing interest on such "non-appropriation" Municipal Lease Obligations will be excludable from gross income for Federal income tax purposes. See "Investment Objectives and Policies of the Funds--Municipal Obligations" above. Gains of a Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders by each Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by such Fund will be taxable to its shareholders as ordinary income. Distributions by each Fund of net capital gains, if any, are taxable as long-term capital gains, regardless of the length of time the shareholder has owned shares of such Fund and regardless of whether the distribution is received in additional shares or in cash. As long as a Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry a Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

  The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility financed by such bonds or a "related person" of such "substantial user." As a result, a Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

  Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on distributions of taxable net investment income and net short-term capital gains. To the extent received by foreign investors, exempt-interest dividends and distributions of net long-term capital gains generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or is present in the United States for more than 182 days during a taxable year.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by each Fund (and received by the shareholders) on December 31 of the year declared.

  The sale or other disposition of shares of a Fund will normally result in capital gain or loss to shareholders. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law net capital gains will be taxed at a maximum rate of 28%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses realized by a shareholder on the sale or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. Each Fund will annually supply a report indicating the percentage of that Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

  In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by each Fund that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  For taxable years beginning before 1996, the Code imposes a separate tax on corporations (other than regulated investment companies such as the Funds) at a rate of 0.12% on the excess of such corporation's "modified alternative minimum taxable income" over $2,000,000. A portion of the tax-exempt interest, including exempt-interest dividends from the Funds, is includable in modified alternative minimum taxable income. This tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability.

  Tax-exempt income, including exempt-interest dividends paid by each Fund, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

  Each Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of that Fund's shares who do not furnish to that Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The Code provides that every shareholder required to file a tax return must include for information purposes on such return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from each Fund.

  The value of shares acquired pursuant to a Fund's Dividend Reinvestment Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income.

  The foregoing is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the Federal income taxation of each Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to each Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

CALIFORNIA STATE AND LOCAL TAX MATTERS

  The following is based upon the advice of Orrick, Herrington & Sutcliffe, special California counsel to the Funds, and assumes that each Fund will be qualified as a regulated investment company under subchapter M of the Code and will be qualified thereunder to pay exempt-interest dividends.

  The California tax implications for Acquired Fund shareholders who will own Acquiring Fund shares after the Reorganization will be substantially the same as the tax implications currently applicable to such shareholders with respect to their ownership of Acquired Fund Shares. Individual shareholders of each Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their Federally tax-exempt dividends which such Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50 percent of the value of such Fund's total assets consists of such obligations. Distributions to individual shareholders derived from interest on Municipal Obligations issued by governmental authorities in states other than California and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. A Fund's long-term capital gains for Federal income tax purposes that are distributed to the Fund's shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a Fund will not be deductible for California personal income tax purposes.

  Generally corporate shareholders of a Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt-interest, capital gains and other taxable income, if any, as income subject to such tax.

  Neither Fund will be subject to California franchise or corporate income tax on interest income or net capital gain distributed to its shareholders.

  Shares of each Fund will be exempt from local property taxes in California.

  Shares of a Fund will not be excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation-skipping taxes. California estate and generation-skipping taxes are creditable against the corresponding Federal taxes.

  The foregoing is a general, abbreviated summary of certain of the provisions of the California Revenue and Taxation Code presently in effect as it directly governs the taxation of shareholders of the Fund. These provisions are subject to change in legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

                         INDEX TO FINANCIAL STATEMENTS

Unaudited Statements of Net Assets of the Funds............................  F-2
Unaudited Statements of Operations of the Funds............................  F-3
Unaudited Statements of Changes in Net Assets of the Funds.................  F-4
Notes to Unaudited Financial Statements of the Funds.......................  F-5
Unaudited Portfolio of Investments of the Acquiring Fund...................  F-9
Unaudited Portfolio of Investments of the Acquired Fund.................... F-11
Report of Independent Auditors of the Funds................................ F-14
Audited Statements of Net Assets of the Funds.............................. F-15
Audited Statements of Operations of the Funds.............................. F-16
Audited Statements of Changes in Net Assets of the Funds................... F-17
Notes to Audited Financial Statements of the Funds......................... F-18
Audited Portfolio of Investments of the Acquiring Fund..................... F-22
Audited Portfolio of Investments of the Acquired Fund...................... F-25

                          NUVEEN EXCHANGE-TRADED FUNDS

                            STATEMENT OF NET ASSETS

                               FEBRUARY 28, 1995

                                  (UNAUDITED)

                                                           NCA          NCM
                                                       ------------ -----------
ASSETS
Investments in municipal securities, at market value
 (note 1)............................................. $185,506,716 $59,354,809
Temporary investments in short-term municipal
 securities, at amortized cost
 (note 1).............................................    4,500,000     700,000
Cash..................................................       51,757     654,212
Interest receivables..................................    2,870,856     920,094
                                                       ------------ -----------
    Total assets......................................  192,929,329  61,629,115
                                                       ------------ -----------
LIABILITIES
Accrued expenses:
  Management fees (note 6)............................       97,067      30,260
  Other...............................................      114,984      75,382
Share dividends payable...............................    1,058,649     323,014
                                                       ------------ -----------
    Total liabilities.................................    1,270,700     428,656
                                                       ------------ -----------
Net assets (note 7)................................... $191,658,629 $61,200,459
                                                       ============ ===========
Shares outstanding....................................   18,904,441   5,209,911
                                                       ============ ===========
Net asset value per share outstanding (net assets
 divided by shares outstanding)....................... $      10.14 $     11.75
                                                       ============ ===========



                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                            STATEMENT OF OPERATIONS

                       SIX MONTHS ENDED FEBRUARY 28, 1995
                                  (UNAUDITED)

                                                           NCA         NCM
                                                        ----------  ----------
INVESTMENT INCOME
Interest income (note 1)............................... $6,795,039  $2,135,240
                                                        ----------  ----------
Expenses:
  Management fees (note 6).............................    607,446     193,922
  Shareholders' servicing agent fees and expenses......     29,602       8,715
  Custodian's fees and expenses........................     26,024      20,323
  Directors' fees and expenses (note 6)................      2,506         548
  Professional fees....................................      4,421       5,306
  Shareholders' reports--printing and mailing expenses.     18,555      12,364
  Stock exchange listing fees..........................      7,140       6,295
  Investor relations expense...........................      3,269       1,087
  Other expenses.......................................      7,639       6,985
                                                        ----------  ----------
    Total expenses.....................................    706,602     255,545
                                                        ----------  ----------
      Net investment income............................  6,088,437   1,879,695
                                                        ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions
 (note 3)..............................................    (25,725)     95,991
Net change in unrealized appreciation or depreciation
 of investments........................................   (724,988)   (634,898)
                                                        ----------  ----------
      Net gain (loss) from investments.................   (750,713)   (538,907)
                                                        ----------  ----------
Net increase in net assets from operations............. $5,337,724  $1,340,788
                                                        ==========  ==========


                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                     NCA                         NCM
                         ---------------------------  --------------------------
                         6 MONTHS ENDED               6 MONTHS ENDED
                            2/28/95      YEAR ENDED      2/28/95     YEAR ENDED
                          (UNAUDITED)     8/31/94      (UNAUDITED)     8/31/94
                         -------------- ------------  -------------- -----------
OPERATIONS
Net investment income..   $  6,088,437  $ 12,271,907   $ 1,879,695   $ 3,756,890
Net realized gain
 (loss) from investment
 transactions..........        (25,725)      155,583        95,991       (22,126)
Net change in
 unrealized
 appreciation or
 depreciation of
 investments...........       (724,988)  (10,005,121)     (634,898)   (3,007,494)
                          ------------  ------------   -----------   -----------
    Net increase
     (decrease) in net
     assets from
     operations........      5,337,724     2,422,369     1,340,788       727,270
                          ------------  ------------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS (note 1)
From undistributed net
 investment income.....     (6,347,218)  (12,561,847)   (1,958,344)   (3,935,170)
From accumulated net
 realized gains from
 investment
 transactions..........       (155,016)     (193,055)          --        (18,116)
                          ------------  ------------   -----------   -----------
    Decrease in net
     assets from
     distributions to
     shareholders......     (6,502,234)  (12,754,902)   (1,958,344)   (3,953,286)
                          ------------  ------------   -----------   -----------
CAPITAL SHARE
 TRANSACTIONS (note 2)
Net proceeds from
 shares issued to
 shareholders due to
 reinvestment of
 distributions from net
 investment income and
 from net realized
 gains from investment
 transactions..........        586,323     1,741,483       106,605       510,660
                          ------------  ------------   -----------   -----------
  Net increase in net
   assets derived from
   capital share
   transactions........        586,323     1,741,483       106,605       510,660
                          ------------  ------------   -----------   -----------
    Net increase
     (decrease) in net
     assets............       (578,187)   (8,591,050)     (510,951)   (2,715,356)
Net assets at beginning
 of period.............    192,236,816   200,827,866    61,711,410    64,426,766
                          ------------  ------------   -----------   -----------
Net assets at end of
 period................   $191,658,629  $192,236,816   $61,200,459   $61,711,410
                          ============  ============   ===========   ===========
Balance of
 undistributed net
 investment income at
 end of period.........   $    597,642  $    856,423   $    95,683   $   174,332
                          ============  ============   ===========   ===========



                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                         NOTES TO FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

  At February 28, 1995, the California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA) and Nuveen California Municipal Income Fund, Inc. (NCM).

  The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

 Securities Valuation

  Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board of Directors. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at amortized cost.

 Securities Transactions

  Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At February 28, 1995, there were no such purchase commitments in either of the Funds.

 Interest Income

  Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premiums or discounts on long-term debt securities when required for federal income tax purposes.

 Income Taxes

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of their net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds currently consider significant net realized gains as amounts in excess of $.01 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds.

 Dividends and Distributions to Shareholders

  Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from investment transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

  Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of accumulated net realized gains from investment transactions, if applicable.

                          NUVEEN EXCHANGE-TRADED FUNDS

                                  (UNAUDITED)

2. FUND SHARES

  Transactions in shares were as follows:

                                         NCA                       NCM
                              ------------------------- -------------------------
                              6 MONTHS ENDED YEAR ENDED 6 MONTHS ENDED YEAR ENDED
                                 2/28/95      8/31/94      2/28/95      8/31/94
                              -------------- ---------- -------------- ----------
      Shares issued to
       shareholders due to
       reinvestment of
       distributions from net
       investment income and
       from net realized
       gains from investment
       transactions..........     54,903      154,976       9,073        40,087
                                  ======      =======       =====        ======

3. SECURITIES TRANSACTIONS

  Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the six months ended February 28, 1995, were as follows:

                                                             NCA        NCM
                                                         ----------- ----------
      PURCHASES
      Investments in municipal securities............... $ 9,817,640 $2,047,977
      Temporary municipal investments...................  17,500,000  7,300,000
      SALES AND MATURITIES
      Investments in municipal securities...............  18,654,114  2,952,490
      Temporary municipal investments...................  13,300,000  6,600,000
                                                         =========== ==========

  At February 28, 1995, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

  At August 31, 1994, the Fund's last fiscal year end, NCM had a $22,126 unused capital loss carryovers available for federal income tax purposes to be applied against future security gains, if any. If not applied, the carryover will expire in the year 2002.

4. DISTRIBUTIONS TO SHAREHOLDERS

  On March 1, 1995, the Funds declared dividend distributions from their ordinary income that were paid April 3, 1995, to shareholders of record on March 15, 1995, as follows:

                                                                    NCA    NCM
                                                                   ------ ------
      Dividend per share.......................................... $.0560 $.0620
                                                                   ====== ======

5. UNREALIZED APPRECIATION (DEPRECIATION)

  Gross unrealized appreciation and gross unrealized depreciation of investments at February 28, 1995, were as follows:

                                                            NCA         NCM
                                                        -----------  ----------
      Gross unrealized:
        Appreciation................................... $15,357,062  $3,368,710
        Depreciation...................................  (1,003,452)   (556,704)
                                                        -----------  ----------
      Net unrealized appreciation...................... $14,353,610  $2,812,006
                                                        ===========  ==========

                          NUVEEN EXCHANGE-TRADED FUNDS

                                  (UNAUDITED)

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Under the Funds' investment management agreements with Nuveen Advisory Corp. ("the Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly at the rates set forth below which are based upon the average daily net asset value of each
Fund:

      AVERAGE DAILY NET ASSET VALUE                                     NCA
     ---------------------------------------------------------------------------
      For the first $500,000,000....................................   .35 of 1%
      For the next $500,000,000.....................................  .325 of 1
      For net assets over $1,000,000,000............................    .3 of 1
      AVERAGE DAILY NET ASSET VALUE                                     NCM
     ---------------------------------------------------------------------------
      For the first $125,000,000....................................   .65 of 1%
      For the next $125,000,000..................................... .6375 of 1
      For the next $250,000,000.....................................  .625 of 1
      For the next $500,000,000..................................... .6125 of 1
      For the next $1,000,000,000...................................    .6 of 1
      For net assets over $2,000,000,000............................ .5875 of 1
      GROSS INTEREST INCOME                                             NCA
     ---------------------------------------------------------------------------
      For the first $50,000,000.....................................      4.125%
      For the next $50,000,000......................................      4.000
      For the gross income over $100,000,000........................      3.875

  The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS

  At February 28, 1995, net assets consisted of:

                                                          NCA           NCM
                                                      ------------  ------------
      Shares, $.01 par value per share..............  $    189,044  $     52,099
      Paid-in surplus...............................   176,544,058    58,166,806
      Balance of undistributed net investment
       income.......................................       597,642        95,683
      Accumulated net realized gain (loss) from
       investment transactions......................       (25,725)       73,865
      Net unrealized appreciation or depreciation of
       investments..................................    14,353,610     2,812,006
                                                      ------------  ------------
          Net assets................................  $191,658,629  $ 61,200,459
                                                      ============  ============
      Authorized shares.............................   250,000,000   200,000,000
                                                      ============  ============

                          NUVEEN EXCHANGE-TRADED FUNDS

                                  (UNAUDITED)

8. INVESTMENT COMPOSITION

  Each fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At February 28, 1995, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       NCA  NCM
                                                                       ---  ---
      Revenue Bonds:
        Health Care Facilities........................................  15%  18%
        Lease Rental Facilities.......................................   1  --
        Housing Facilities............................................  15   10
        Water/Sewer Facilities........................................   5    7
        Transportation................................................ --   --
        Pollution Control Facilities..................................   2    7
        Electrical Utilities..........................................   1    6
        Educational Facilities........................................   2  --
        Other.........................................................  20   20
      General Obligation Bonds........................................   2    3
      Escrowed Bonds..................................................  37   29
                                                                       ---  ---
                                                                       100% 100%
                                                                       ===  ===

  Certain long-term and intermediate investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (48% for NCA, and 37% for NCM. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

  Certain temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions (80% for NCA, and 100% for NCM).

  For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

               NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

                            PORTFOLIO OF INVESTMENTS
                               FEBRUARY 28, 1995

                                  (UNAUDITED)

  PRINCIPAL                                 OPT. CALL
    AMOUNT    DESCRIPTION                  PROVISIONS*    RATINGS** MARKET VALUE
--------------------------------------------------------------------------------
 $  5,250,000 California Department of
               Veterans Affairs, Home
               Purchase, Alternative
               Minimum Tax, 8.300%,
               8/01/19................        8/98 at 102     Aa    $  5,476,065
      890,000 California Educational
               Facilities Authority
               (University of San
               Diego Projects),
               9.125%, 10/01/10 (Pre-
               refunded to 10/01/95)..       10/95 at 102    Aaa         930,655
    1,500,000 California Health
               Facilities Authority
               (Sutter Health System),
               8.000%, 1/01/16 (Pre-
               refunded to 1/01/97)...        1/97 at 102     A1       1,613,745
              California Health
               Facilities Authority
               (The Whittier Institute
               For Diabetes and
               Endocrinology), Scripps
               Memorial Hospitals:
    1,545,000  8.000%, 12/01/00.......       12/98 at 102    N/R       1,674,286
    1,500,000  8.400%, 12/01/08.......       12/98 at 102    N/R       1,651,845
    1,500,000 California Health
               Facilities Financing
               Authority (St. Joseph
               Health),
               7.000%, 7/01/10 (Pre-
               refunded to 7/01/01)...        7/01 at 102     AA       1,676,160
    8,500,000 California Housing
               Finance Agency, Home
               Mortgage, 8.200%,
               8/01/17................        8/97 at 102    AA-       8,979,910
              California Housing
               Finance Agency, Home
               Mortgage Alternative
               Minimum Tax:
    2,180,000  8.600%, 8/01/19........        8/98 at 102    AA-       2,346,421
      400,000  8.150%, 8/01/19........        8/98 at 102    AA-         423,208
    2,090,000 California Housing
               Finance Agency,
               Alternative Minimum
               Tax,
               8.200%, 2/01/20........        8/98 at 102    Aaa       2,238,244
    1,500,000 California Pollution
               Control Financing
               Authority (Pacific Gas
               and Electric Company),
               Alternative Minimum
               Tax, 8.875%, 1/01/10...       12/97 at 102     A2       1,648,470
    1,140,000 California Public
               Capital Improvement
               Authority, Pooled
               Projects,
               8.125%, 3/01/95........       No Opt. Call    Baa       1,140,000
    5,000,000 California Statewide
               Communities Development
               Corporation (Pacific
               Homes), Certificates of
               Participation, 6.000%,
               4/01/17................        4/03 at 102      A       4,742,200
    2,250,000 ABAG Finance Authority
               for Nonprofit
               Corporations (United
               Way of Santa Clara
               County), Certificates
               of Participation,
               7.200%, 7/01/11........        7/01 at 102    Aa2       2,382,548
    5,000,000 Arcadia Hospital Revenue
               (Methodist Hospital of
               Southern California),
               7.875%, 8/01/10........        8/97 at 102      A       5,352,300
    7,085,000 Brea Public Financing
               Authority, 8.100%,
               10/01/14...............   10/95 at 102 1/2    N/R       7,265,738
    2,750,000 Campbell Union School
               District, General
               Obligation, 6.250%,
               8/01/19................        8/04 at 102    Aaa       2,776,648
    5,000,000 Castaic Lake Water
               Agency, Certificates of
               Participation, 6.300%,
               8/01/20................        8/04 at 102    Aaa       5,068,750
              Colma Improvement Bonds,
               Local Improvement
               District No. 1,
               Reassessment Project:
      870,000  8.125%, 9/02/03........       No Opt. Call    N/R         898,014
    1,140,000  8.125%, 9/02/04........       No Opt. Call    N/R       1,175,956
    1,240,000  8.125%, 9/02/05........       No Opt. Call    N/R       1,279,556
    1,500,000 Cucamonga School
               District, Certificates
               of Participation,
               8.350%, 1/01/08........        1/96 at 102    Baa       1,546,095
              Duarte Redevelopment
               Agency, Huntington
               Drive Phase II, Tax
               Allocation:
    1,170,000  7.900%, 10/01/02.......       10/97 at 102    N/R       1,269,345
    3,745,000  8.000%, 10/01/10.......       10/97 at 102    N/R       3,958,465
    1,470,000 El Paso de Robles
               Redevelopment Agency,
               Tax Allocation,
               7.250%, 7/01/21........        7/00 at 102    BBB       1,509,881
    2,000,000 Emeryville Public
               Financing Authority,
               Redevelopment Project,
               Subordinated Lien,
               8.100%, 2/01/18 (Pre-
               refunded to 2/01/97)...        2/97 at 102     A-       2,160,220
      980,000 Inglewood Public Finance
               Authority, 7.000%,
               5/01/22................        5/02 at 102    BBB         980,519
    3,000,000 Los Angeles Community
               Redevelopment Agency,
               Tax Allocation (Central
               Business District),
               6.750%, 7/01/10........        7/96 at 102     A-       3,079,770
    8,515,000 Los Angeles Convention
               and Exhibition Center,
               Certificates of
               Participation, 9.000%,
               12/01/20 (Pre-refunded
               to 12/01/05)...........       12/05 at 100    Aaa      10,982,306
    5,500,000 Los Angeles Department
               of Water and Power,
               Electric Plant,
               8.000%, 2/15/26........        2/96 at 103     AA       5,826,150
      365,000 Los Angeles Single
               Family Home Mortgage
               (GNMA and FNMA),
               Alternative Minimum
               Tax, 6.875%, 6/01/25...       12/01 at 102    AAA         376,191
    7,965,000 Los Angeles Wastewater
               System, 8.125%,
               11/01/17 (Pre-refunded
               to 11/01/97)...........       11/97 at 102    AAA       8,776,713
    3,465,000 Los Angeles County
               Transportation
               Commission, Sales Tax,
               7.900%, 7/01/08 (Pre-
               refunded to 7/01/97)...        7/97 at 102    Aaa       3,768,361
    2,635,000 Menlo Park Community
               Development Agency, FHA
               Insured, Multi-Family
               Housing, 8.250%,
               12/01/28...............        6/97 at 103     Aa       2,815,577

  PRINCIPAL                                 OPT. CALL
    AMOUNT    DESCRIPTION                  PROVISIONS*   RATINGS** MARKET VALUE
-------------------------------------------------------------------------------
 $  8,500,000 Orange County Public
               Facilities Corporation,
               Certificates of
               Participation, 8.250%,
               12/01/18 (Pre-refunded
               to 12/01/97)...........      12/97 at 102     AAA   $  9,423,015
    5,000,000 Orange County Sanitation
               District Nos. 1, 2, and
               3,
               7.100%, 8/01/11 (Pre-
               refunded to 8/01/96)...       8/96 at 102     Aaa      5,266,100
    8,565,000 Palmdale Single Family
               (GNMA), 0.000%,
               3/01/17................      No Opt. Call     Aaa      1,882,587
    4,430,000 Sacramento Public
               Facilities,
               Certificates of
               Participation, 8.250%,
               8/01/12 (Pre-refunded
               to 8/01/97)............   8/97 at 102 1/2     AAA      4,886,246
    5,000,000 Sacramento Sanitation
               District Finance
               Authority, 4.750%,
               12/01/23...............      12/03 at 102      AA      3,942,900
   10,000,000 San Bernardino County,
               Single Family Mortgage
               (GNMA), Alternative
               Minimum Tax, 0.000%,
               9/01/21................      No Opt. Call     Aaa      1,612,700
              San Diego Community
               College District,
               Certificates of
               Participation:
    1,000,000  8.625%, 12/01/09 (Pre-
               refunded to 12/01/97)..      12/97 at 102     N/R      1,117,070
    1,000,000  8.625%, 12/01/09 (Pre-
               refunded to 12/01/97)..      12/97 at 102     AAA      1,115,420
    4,000,000 San Francisco Public
               Utility Commission,
               Water System,
               8.000%, 11/01/11.......      11/97 at 102      AA      4,366,640
    3,000,000 San Francisco City and
               County Redevelopment
               Agency, GNMA (South
               Beach Marina), 5.700%,
               3/01/29................       3/04 at 102     Aaa      2,729,520
    5,000,000 San Jose Redevelopment
               Agency, Tax Allocation,
               5.000%, 8/01/20........       2/04 at 102     Aaa      4,276,600
    5,500,000 Santa Rosa (Kaiser
               Permanente), 9.000%,
               12/01/15...............      12/95 at 102     Aa2      5,767,740
    1,955,000 Southern California Home
               Financing Authority,
               Single Family Mortgage
               (GNMA), Alternative
               Minimum Tax, 8.125%,
               2/01/21................      No Opt. Call     AAA      2,298,024
    5,015,000 Southern California
               Public Power Authority,
               Transmission Project,
               7.875%, 7/01/18 (Pre-
               refunded to 7/01/96)...       7/96 at 103     AAA      5,368,056
    3,000,000 Southern California
               Public Power Authority,
               5.000%, 7/01/22........       7/03 at 100     Aaa      2,552,850
    2,000,000 Turlock Irrigation
               District, 7.750%,
               1/01/18 (Pre-refunded
               to 1/01/96)............       1/96 at 102       A      2,098,280
    2,000,000 University of California
               (UCLA Central
               Chiller/Cogeneration),
               5.500%, 11/01/17.......      11/03 at 102      Aa      1,794,740
    2,675,000 University of
               California, 6.875%,
               9/01/16 (Pre-refunded
               to 9/01/02)............       9/02 at 102      A-      2,990,516
    2,000,000 University of
               California, Housing
               System, 5.500%,
               11/01/18...............      11/03 at 102     Aaa      1,852,860
    8,270,000 Upland Hospital (San
               Antonio Community
               Hospital), 7.125%,
               1/01/11................       1/96 at 102       A      8,505,777
    3,590,000 Walnut Valley Unified
               School District,
               Certificates of
               Participation,
               8.200%, 1/01/13 (Pre-
               refunded to 1/01/97)...       1/97 at 102     N/R      3,868,763
-------------------------------------------------------------------------------
 $192,140,000 Total Investments--(cost
               $171,153,106)--96.8%...                              185,506,716
-------------------------------------------------------------------------------
------------
              TEMPORARY INVESTMENTS IN
               SHORT-TERM MUNICIPAL
               SECURITIES--2.3%
 $  2,000,000 California Statewide
               Communities Development
               Authority (St. Joseph
               Health System),
               Certificates of
               Participation, Variable
               Rate Demand Bonds,
               3.700%, 7/01/24+.......                    VMIG-1   $  2,000,000
    2,100,000 Santa Ana Health
               Facilities Authority
               (Town & Country),
               Variable Rate Demand
               Bonds, 3.600%,
               10/01/20+..............                       A-1      2,100,000
      400,000 Santa Clara County
               Transit District,
               Refunding Equipment,
               Trust Certificates,
               Variable Rate Demand
               Bonds, 3.850%,
               6/01/15+...............                    VMIG-1        400,000
-------------------------------------------------------------------------------
 $  4,500,000 Total Temporary Investments--2.3%........               4,500,000
------------
     --------------------------------------------------------------------------
------------
              Other Assets Less Liabilities--0.9%......               1,651,913
     --------------------------------------------------------------------------
              Net Assets--100%.........................            $191,658,629
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

                                                                   NUMBER                MARKET
                          STANDARD & POOR'S        MOODY'S        OF ISSUES MARKET VALUE PERCENT
------------------------------------------------------------------------------------------------
SUMMARY OF RATINGS**                   AAA                    Aaa     20    $ 78,181,846    42%
PORTFOLIO OF INVESTMENTS      AA+, AA, AA-      Aa1, Aa, Aa2, Aa3     12      45,798,059    25
(EXCLUDING TEMPORARY                    A+                     A1      1       1,613,745     1
INVESTMENTS):                        A, A-              A, A2, A3      8      30,577,533    16
                           BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3      4       5,176,495     3
                                 Non-rated              Non-rated     10      24,159,038    13
------------------------------------------------------------------------------------------------
   Total                                                              55    $185,506,716   100%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

 *Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**Ratings: Using the higher of Standard & Poor's or Moody's rating.
 N/R--Investment is not rated.
+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                See accompanying notes to financial statements.

              NUVEEN CALIFORNIA MUNICIPAL INCOME FUND, INC. (NCM)

                            PORTFOLIO OF INVESTMENTS

                               FEBRUARY 28, 1995

                                  (UNAUDITED)

  PRINCIPAL                                  OPT. CALL                MARKET
   AMOUNT    DESCRIPTION                    PROVISIONS*   RATINGS**    VALUE
-------------------------------------------------------------------------------
 $ 2,750,000 California Department of
              Veterans Affairs, Home
              Purchase, Alternative
              Minimum Tax, 8.300%,
              8/01/19..................       8/98 at 102      Aa   $ 2,868,415
   1,885,000 California General
              Obligation, 7.000%,
              8/01/08..................      No Opt. Call      A1     2,086,412
   2,115,000 California Health
              Facilities Authority (The
              Whittier Institute For
              Diabetes and
              Endocrinology), Scripps
              Memorial Hospitals,
              8.400%, 12/01/08.........      12/98 at 102     N/R     2,329,101
   1,000,000 California Health
              Facilities Financing
              Authority (Health
              Dimensions, Inc.),
              7.375%, 5/01/07..........       5/00 at 102    Baa1     1,033,220
   1,225,000 California Housing Finance
              Agency, Alternative
              Minimum Tax, 8.350%,
              8/01/19..................       8/98 at 102     AA-     1,305,397
   1,575,000 California Pollution
              Control (Pacific Gas and
              Electric Company),
              7.500%, 5/01/16..........       6/96 at 102      A2     1,632,251
     685,000 California Rural Mortgage
              Finance Authority, Single
              Family Mortgage,
              Alternative Minimum Tax,
              7.950%, 12/01/24.........      No Opt. Call     Aaa       824,288
   1,000,000 Arcadia (Methodist
              Hospital of Southern
              California), 6.500%,
              11/15/12.................      11/02 at 102       A     1,005,590
   2,000,000 Barstow Wastewater
              Reclamation, Certificates
              of Participation, 5.250%,
              10/01/18.................      10/04 at 102     Aaa     1,795,600
   2,000,000 Cerritos Public Finance
              Authority (Los Cerritos
              Redevelopment Project),
              6.000%, 11/01/13.........      11/03 at 102       A     1,915,420
   2,065,000 Contra Costa County, Home
              Mortgage (GNMA),
              Alternative Minimum Tax,
              8.250%, 6/01/21..........      No Opt. Call     Aaa     2,632,524
   1,600,000 Emeryville Public
              Financing Authority,
              Redevelopment Project,
              Subordinated Lien,
              8.100%, 2/01/18 (Pre-
              refunded to 2/01/97).....       2/97 at 102      A-     1,728,176
     975,000 Inglewood Public Finance
              Authority (In-Town,
              Manchester Redevelopment
              Projects), 7.000%,
              5/01/22..................       5/02 at 102      A-       979,436
   2,490,000 Lassen Municipal Utility
              District, Certificates of
              Participation,
              Alternative Minimum Tax,
              8.250%, 5/01/98..........   5/96 at 102 1/2     N/R     2,618,534
   2,000,000 Long Beach Redevelopment
              Agency, Downtown
              Redevelopment Project,
              Tax Allocation, 8.300%,
              11/01/10 (Pre-refunded to
              5/01/98).................       5/98 at 102     N/R     2,232,400
   2,000,000 Los Angeles Community
              Redevelopment Agency, Tax
              Allocation (Central
              Business District),
              6.750%, 7/01/10..........       7/96 at 102      A-     2,053,180
             Los Angeles Department of
              Water and Power, Electric
              Plant:...................
   2,280,000  8.000%, 2/15/26..........       2/96 at 103      AA     2,415,204
   1,100,000  7.125%, 5/15/30 (Pre-
              refunded to 5/15/00).....       5/00 at 102      AA     1,205,974
   2,500,000 Los Angeles County
              Transportation
              Commission, Sales Tax,
              8.000%, 7/01/16 (Pre-
              refunded to 7/01/97).....       7/97 at 102     Aaa     2,726,100
   2,425,000 Pasadena Health Facilities
              (Pacific Clinics),
              8.200%, 6/01/18..........       6/95 at 102       A     2,493,603
   2,320,000 Pittsburg Redevelopment
              Agency, Los Medanos
              Community Development
              Project, 7.750%, 8/01/08
              (Pre-refunded to
              8/01/96).................       8/96 at 102     AAA     2,463,701
   2,500,000 Redding Joint Powers
              Financing Authority,
              Water System, 5.500%,
              6/15/23..................       6/03 at 102     Aaa     2,289,350
   1,265,000 San Benito Hospital
              District, 6.750%,
              12/01/21.................      12/01 at 102       A     1,261,711
  10,415,000 San Bernardino County,
              Single Family Mortgage
              (GNMA), Alternative
              Minimum Tax, 0.000%,
              9/01/21..................      No Opt. Call     Aaa     1,679,627
   2,500,000 San Diego Industrial
              Development (San Diego
              Gas and Electric
              Company), 7.625%,
              7/01/21..................       7/96 at 102     Aa3     2,585,050
   2,000,000 San Diego Redevelopment
              Agency (Horton Plaza
              Project), Tax Allocation,
              8.125%, 7/01/08..........       7/98 at 102    Baa1     2,096,140
   2,000,000 San Francisco Public
              Utility Commission, Water
              System, 8.000%, 11/01/11.      11/97 at 102      AA     2,183,320
   2,500,000 Santa Rosa (Kaiser
              Permanente), 9.000%,
              12/01/15.................      12/95 at 102     Aa2     2,621,700
     680,000 Southern California Home
              Financing Authority,
              Single Family Mortgage
              (GNMA), Alternative
              Minimum Tax, 8.125%,
              2/01/21..................      No Opt. Call     AAA       799,313
   1,000,000 Southern California Public
              Power Authority, 4.750%,
              7/01/16..................       7/04 at 102     Aaa       838,940
   2,375,000 University of California,
              6.875%, 9/01/16 (Pre-
              refunded to 9/01/02).....       9/02 at 102      A-     2,655,132
-------------------------------------------------------------------------------
 $65,225,000 Total Investments--(cost
              $56,542,803)--97.0%......                              59,354,809
-----------
     --------------------------------------------------------------------------
-----------
             TEMPORARY INVESTMENTS IN
              SHORT-TERM MUNICIPAL
              SECURITIES--1.1%
 $   300,000 California Health
              Facilities Financing
              Authority (Sutter
              Health), Series 1990B,
              Variable Rate Demand
              Bonds, 3.600%, 3/01/20+..                    VMIG-1       300,000
     200,000 California Pollution
              Control Finance
              Authority, Pollution
              Control (Exxon Project),
              Variable Rate Demand
              Bonds, 3.800%, 12/01/12+.                      A-1+       200,000
     200,000 Santa Clara County Transit
              District, Refunding
              Equipment Trust
              Certificates, Variable
              Rate Demand Bonds,
              3.850%, 6/01/15+.........                    VMIG-1       200,000
-------------------------------------------------------------------------------
 $   700,000 Total Temporary
              Investments--1.1%........                                 700,000
-----------
     --------------------------------------------------------------------------
-----------
             Other Assets Less
              Liabilities--1.9%........                               1,145,650
     --------------------------------------------------------------------------
             Net Assets--100%..........                             $61,200,459
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

                                                        NUMBER                MARKET
               STANDARD & POOR'S        MOODY'S        OF ISSUES MARKET VALUE PERCENT
-------------------------------------------------------------------------------------
SUMMARY OF                  AAA                    Aaa      9    $16,049,443     27%
RATINGS**          AA+, AA, AA-      Aa1, Aa, Aa2, Aa3      7     15,185,060     26
PORTFOLIO OF                 A+                     A1      1      2,086,412      4
INVESTMENTS               A, A-              A, A2, A3      9     15,724,499     26
(EXCLUDING      BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3      2      3,129,360      5
TEMPORARY             Non-rated              Non-rated      3      7,180,035     12
INVESTMENTS):
-------------------------------------------------------------------------------------
   Total                                                   31    $59,354,809    100%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

*Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R--Investment is not rated.
+The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                See accompanying notes to financial statements.

  Selected data for a Common share outstanding throughout each period is as follows:

                        OPERATING PERFORMANCE
                       -----------------------
                                           NET
                                         REAL-
                                        IZED &
                                       UNREAL-                                             TOTAL
                           NET            IZED                                       PER INVEST-
                         ASSET            GAIN                               NET   SHARE    MENT    TOTAL
                         VALUE     NET  (LOSS)   DIVIDENDS                 ASSET  MARKET  RETURN   RETURN
                        BEGIN- INVEST-    FROM    FROM NET DISTRIBUTIONS   VALUE   VALUE      ON   ON NET
                       NING OF    MENT INVEST-  INVESTMENT  FROM CAPITAL  END OF  END OF  MARKET    ASSET
                        PERIOD  INCOME   MENTS      INCOME         GAINS  PERIOD  PERIOD VALUE**  VALUE**
---------------------------------------------------------------------------------------------------------
 NCA
---------------------------------------------------------------------------------------------------------
 6 Mos. Ended
  2/28/95 (Unaudited)  $10.200  $.322  $(.038)    $(.336)     $(.008)    $10.140 $10.250  (3.62)%   2.91%
 Year ended 8/31,
 1994                   10.740   .653   (.514)     (.669)      (.010)     10.200  11.000   (.50)    1.32
 1993                   10.480   .667    .265      (.670)      (.002)     10.740  11.750  13.37     9.21
 1 Mo. ended
 8/31/92                10.610   .056   (.130)     (.056)        --       10.480  11.000  (1.74)    (.71)
 Year ended 7/31,
 1992                   10.250   .668    .379      (.664)      (.023)     10.610  11.250  12.83    10.61
 1991                   10.120   .667    .123      (.660)        --       10.250  10.625   9.22     8.13
 1990                   10.190   .664   (.037)     (.666)      (.031)     10.120  10.375   7.10     6.45
 1989                    9.670   .664    .602      (.670)      (.076)     10.190  10.375  11.82    13.70
 10/7/87 to
 7/31/88                 9.350   .482    .259      (.421)        --        9.670  10.000   4.28     8.01
---------------------------------------------------------------------------------------------------------
 NCM
---------------------------------------------------------------------------------------------------------
 6 Mos. ended
  2/28/95 (Unaudited)   11.870   .361   (.105)     (.376)        --       11.750  11.750   2.25     2.27
 Year ended 8/31,
 1994                   12.480   .724   (.571)     (.759)      (.004)     11.870  11.875  (1.99)    1.24
 1993                   12.100   .752    .387      (.745)      (.014)     12.480  12.875   4.22     9.76
 9 Mos. ended
 8/31/92                12.000   .580    .214      (.598)      (.096)     12.100  13.125  12.02     6.83
 Year ended
 11/30/91               11.790   .800    .196      (.786)        --       12.000  12.375  13.40     8.75
 1 Mo. ended
 11/30/90               11.710   .067    .133      (.066)      (.054)     11.790  11.625   2.10     1.71
 Year ended 10/31,
 1990                   11.810   .794   (.016)     (.797)      (.081)     11.710  11.500   3.17     6.84
 1989                   11.640   .805    .184      (.813)      (.006)     11.810  12.000  13.05     8.82
 4/20/88 to
 10/31/88               11.210   .356    .356      (.282)        --       11.640  11.375  (2.78)    6.45
---------------------------------------------------------------------------------------------------------
                         RATIOS/SUPPLEMENTAL DATA
                         ------------------------
                                           RATIO OF
                                                NET
                                  RATIO OF  INVEST-
                                  EXPENSES     MENT PORT-
                       NET ASSETS       TO   INCOME FOLIO
                           END OF  AVERAGE TO AVER- TURN-
                       PERIOD (IN      NET  AGE NET  OVER
                       THOUSANDS)   ASSETS   ASSETS  RATE
---------------------------------------------------------------------------------------------------------
 NCA
---------------------------------------------------------------------------------------------------------
 6 Mos. Ended
  2/28/95 (Unaudited)   $191,659    .76*%    6.51*%    5%
 Year ended 8/31,
 1994                    192,237    .76      6.24      9
 1993                    200,828    .82      6.31      4
 1 Mo. ended
 8/31/92                 194,430    .79*     6.25*   --
 Year ended 7/31,
 1992                    196,669    .83      6.46      6
 1991                    188,370    .88      6.62      5
 1990                    184,888    .91      6.62      2
 1989                    185,016    .94      6.75     27
 10/7/87 to
 7/31/88                 174,645    .94*     6.29*    32
---------------------------------------------------------------------------------------------------------
 NCM
---------------------------------------------------------------------------------------------------------
 6 Mos. ended
  2/28/95 (Unaudited)     61,200    .86*     6.30*     3
 Year ended 8/31,
 1994                     61,711    .86      5.93     13
 1993                     64,427    .90      6.16      5
 9 Mos. ended
 8/31/92                  61,927    .82*     6.42*    11
 Year ended
 11/30/91                 60,964    .73      6.75      9
 1 Mo. ended
 11/30/90                 59,503    .70*     6.92*   --
 Year ended 10/31,
 1990                     59,091    .76      6.77      7
 1989                     59,343    .72      6.89     23
 4/20/88 to
 10/31/88                 59,298    .74*     6.13*    11
---------------------------------------------------------------------------------------------------------

 *Annualized
**Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders
Nuveen California Municipal Value Fund, Inc.
Nuveen California Municipal Income Fund, Inc.

  We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen California Municipal Value Fund, Inc. and Nuveen California Municipal Income Fund, Inc. as of August 31, 1994, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of August 31, 1994, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen California Municipal Value Fund, Inc. and Nuveen California Municipal Income Fund, Inc. at August 31, 1994, and the results of their operations, changes in their net assets and financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP

Chicago, Illinois
October 7, 1994

                          NUVEEN EXCHANGE-TRADED FUNDS

                            STATEMENT OF NET ASSETS

                                AUGUST 31, 1994

                                                           NCA          NCM
                                                       ------------ -----------
ASSETS
Investments in municipal securities, at market value
 (note 1)............................................. $195,027,520 $60,765,969
Temporary investments in short-term municipal
 securities, at market value which equals cost (note
 1)...................................................      300,000         --
Cash..................................................       98,345     407,446
Interest receivable...................................    3,106,996     974,384
Other assets..........................................        8,112       6,669
                                                       ------------ -----------
    Total assets......................................  198,540,973  62,154,468
                                                       ------------ -----------
LIABILITIES
Payable for investments purchased.....................    5,005,875         --
Accrued expenses:
  Management fees (note 6)............................      103,953      34,033
  Other...............................................      138,755      76,171
Share dividends payable...............................    1,055,574     332,854
                                                       ------------ -----------
    Total liabilities.................................    6,304,157     443,058
                                                       ------------ -----------
Net assets (note 7)................................... $192,236,816 $61,711,410
                                                       ============ ===========
Shares outstanding....................................   18,849,538   5,200,838
                                                       ============ ===========
Net asset value per share outstanding (net assets
 divided by shares outstanding)....................... $      10.20 $     11.87
                                                       ============ ===========




                 See accompanying notes to financial statements

                          NUVEEN EXCHANGE-TRADED FUNDS

                            STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 1994

                                                            NCA         NCM
                                                        -----------  ----------
INVESTMENT INCOME
Interest income (note 1)..............................  $13,761,174  $4,302,147
                                                        -----------  ----------
Expenses:
  Management fees (note 6)............................    1,256,174     411,874
  Shareholders' servicing agent fees and expenses.....       58,635      17,488
  Custodian's fees and expenses.......................       53,698      42,324
  Board members' fees and expenses (note 6)...........        3,872       1,744
  Professional fees...................................       13,485      14,139
  Shareholders' reports--printing and mailing
   expenses...........................................       59,663      34,135
  Stock exchange listing fees.........................       24,592      15,807
  Investor relations expense..........................       14,447       5,767
  Other expenses......................................        4,701       1,979
                                                        -----------  ----------
    Total expenses....................................    1,489,267     545,257
                                                        -----------  ----------
      Net investment income...........................   12,271,907   3,756,890
                                                        -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions
 (note 3).............................................      155,583     (22,126)
Net change in unrealized appreciation or depreciation
 of investments.......................................  (10,005,121) (3,007,494)
                                                        -----------  ----------
      Net gain (loss) from investments................   (9,849,538) (3,029,620)
                                                        -----------  ----------
Net increase (decrease) in net assets from operations.  $ 2,422,369  $  727,270
                                                        ===========  ==========



                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                              STATEMENT OF CHANGES

                                      NCA                        NCM
                           --------------------------  ------------------------
                            YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                             8/31/94       8/31/93       8/31/94      8/31/93
                           ------------  ------------  -----------  -----------
OPERATIONS
Net investment income....  $ 12,271,907  $ 12,425,978  $ 3,756,890  $ 3,872,220
Net realized gain (loss)
 from investment
 transactions............       155,583       240,249      (22,126)     105,004
Net change in unrealized
 appreciation or
 depreciation of
 investments.............   (10,005,121)    4,557,258   (3,007,494)   1,884,418
                           ------------  ------------  -----------  -----------
  Net increase (decrease)
   in net assets from
   operations............     2,422,369    17,223,485      727,270    5,861,642
                           ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS (note 1)
From net investment
 income..................   (12,561,847)  (12,479,522)  (3,935,170)  (3,831,033)
From net realized gains
 from investment
 transactions                  (193,055)      (33,472)     (18,116)     (73,411)
                           ------------  ------------  -----------  -----------
  Decrease in net assets
   from distributions to
   shareholders..........   (12,754,902)  (12,512,994)  (3,953,286)  (3,904,444)
                           ------------  ------------  -----------  -----------
CAPITAL SHARE
 TRANSACTIONS (note 2)
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions from net
 investment income and
 from net realized gains
 from investment
 transactions............     1,741,483     1,687,449      510,660      542,380
                           ------------  ------------  -----------  -----------
Net increase in net
 assets derived from
 capital share
 transactions............     1,741,483     1,687,449      510,660      542,380
                           ------------  ------------  -----------  -----------
  Net increase (decrease)
   in net assets.........    (8,591,050)    6,397,940   (2,715,356)   2,499,578
Net assets at beginning
 of year.................   200,827,866   194,429,926   64,426,766   61,927,188
                           ------------  ------------  -----------  -----------
Net assets at end of
 year....................  $192,236,816  $200,827,866  $61,711,410  $64,426,766
                           ============  ============  ===========  ===========
Balance of undistributed
 net investment income at
 end of year.............  $    856,423  $  1,146,363  $   174,332  $   352,612
                           ============  ============  ===========  ===========




                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

  At August 31, 1994, the California Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen California Municipal Value Fund, Inc. (NCA) and Nuveen California Municipal Income Fund, Inc. (NCM).

  The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

  The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

 Securities Valuation

  Portfolio securities for which market quotations are readily available are valued at the mean between the quoted bid and asked prices or the yield equivalent. Portfolio securities for which market quotations are not readily available are valued at fair value by consistent application of methods determined in good faith by the Board members. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are traded and valued at principal amount.

 Securities Transactions

  Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their purchase commitments. At August 31, 1994, NCA had outstanding purchase commitments that amounted to $5,005,875. There were no such purchase commitments in NCM.

 Interest Income

  Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premiums or discounts on long-term debt securities when required for federal income tax purposes.

 Income Taxes

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies by distributing all of their net investment income, in addition to any significant amounts of net realized gains from investments, to shareholders. The Funds currently consider significant net realized gains as amounts in excess of $.01 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and California state income taxes, to retain such tax-exempt status when distributed to shareholders of the respective Funds. All income dividends paid during the year ended August 31, 1994, have been designated Exempt Interest Dividends.

 Dividends and Distributions to Shareholders

  Net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts after month-end. Net realized gains from securities transactions are distributed to shareholders not less frequently than annually only to the extent they exceed available capital loss carryovers.

                          NUVEEN EXCHANGE-TRADED FUNDS

  Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of such distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may result and will be classified as either distributions in excess of net investment income or distributions in excess of accumulated net realized capital gains, if applicable.

2. FUND SHARES

  Transactions in Common shares were as follows:

                                              NCA                   NCM
                                     --------------------- ---------------------
                                     YEAR ENDED YEAR ENDED YEAR ENDED YEAR ENDED
                                      8/31/94    8/31/93    8/31/94    8/31/93
                                     ---------- ---------- ---------- ----------
      Shares issued to shareholders
       due to reinvestment of
       distributions from net
       investment income and from
       net realized gains from
       investment transactions.....   154,976    150,437     40,087     43,019
                                      =======    =======     ======     ======

3. SECURITIES TRANSACTIONS

  Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the year ended August 31, 1994, were as follows:

                                                            NCA         NCM
                                                        ----------- -----------
      PURCHASES
      Investments in municipal securities.............. $24,087,955 $ 8,898,670
      Temporary municipal investments..................  16,800,000  16,200,000
      SALES AND MATURITIES
      Investments in municipal securities..............  17,039,660   8,253,615
      Temporary municipal investments..................  18,600,000  16,900,000
                                                        =========== ===========

  At August 31, 1994, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

  At August 31, 1994, NCM had a $22,126 unused capital loss carryovers available for federal income tax purposes to be applied against future security gains, if any. If not applied, the carryover will expire in the year 2002.

4. DISTRIBUTIONS TO SHAREHOLDERS

  On September 1, 1994, the Funds declared dividend distributions from their ordinary income that were paid October 3, 1994, to shareholders of record on September 15, 1994, as follows:

                                                                    NCA    NCM
                                                                   ------ ------
      Dividend per share.......................................... $.0560 $.0640
                                                                   ====== ======

                          NUVEEN EXCHANGE-TRADED FUNDS

5. UNREALIZED APPRECIATION (DEPRECIATION)

  Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 1994, were as follows:

                                                            NCA         NCM
                                                        -----------  ----------
      Gross unrealized:
        Appreciation................................... $16,535,583  $4,033,766
        Depreciation...................................  (1,456,985)   (586,863)
                                                        -----------  ----------
          Net unrealized appreciation.................. $15,078,598  $3,446,903
                                                        ===========  ==========

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Under the Funds' investment management agreements with Nuveen Advisory Corp. ("the Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

      AVERAGE DAILY NET ASSET VALUE                                     NCA
      -----------------------------                                  ----------
      For the first $500,000,000....................................  .35 of 1%
      For the next $500,000,000..................................... .325 of 1%
      For assets over $1,000,000,000................................   .3 of 1%
      AVERAGE DAILY NET ASSET VALUE                                     NCM
      -----------------------------                                  ----------
      For the first $125,000,000....................................   .65 of 1%
      For the next $125,000,000..................................... .6375 of 1
      For the next $250,000,000.....................................  .625 of 1
      For the next $500,000,000..................................... .6125 of 1
      For the next $1,000,000,000...................................    .6 of 1
      For assets over $2,000,000,000................................ .5875 of 1

  In addition, NCA pays to the Adviser a management fee based on gross interest income. The management fee in effect throughout the year was as follows:


      GROSS INTEREST INCOME                                                NCA
      ---------------------                                               -----
      For the first $50,000,000.......................................... 4.125%
      For the next $50,000,000........................................... 4.000
      For income over $100,000,000....................................... 3.875

  The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those Board members who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.


7. COMPOSITION OF NET ASSETS

  At August 31, 1994, net assets consisted of:

                                                          NCA          NCM
                                                      ------------ -----------
      Shares, $.01 par value per share............... $    188,495 $    52,008
      Paid-in surplus................................  175,957,717  58,060,293
      Undistributed net investment income............      856,423     174,332
      Undistributed net realized gain (loss) from
       investment transactions.......................      155,583     (22,126)
      Net unrealized appreciation of investments.....   15,078,598   3,446,903
                                                      ------------ -----------
          Net assets................................. $192,236,816 $61,711,410
                                                      ============ ===========
      Authorized shares..............................  250,000,000 200,000,000
                                                      ============ ===========

                          NUVEEN EXCHANGE-TRADED FUNDS

8. INVESTMENT COMPOSITION

  Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At August 31, 1994, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                                       NCA  NCM
                                                                       ---  ---
      Revenue Bonds:
        Health Care Facilities........................................  12%  18%
        Lease Rental Facilities.......................................   3    3
        Housing Facilities............................................  14   10
        Water/Sewer Facilities........................................   4    7
        Pollution Control Facilities..................................   3    7
        Electric Utilities............................................ --     6
        Educational Facilities........................................   2  --
        Other.........................................................  17   16
      General Obligation Bonds........................................   2  --
      Escrowed Bonds..................................................  43   33
                                                                       ---  ---
                                                                       100% 100%
                                                                       ===  ===

  Certain long-term and intermediate-term investments owned by the Funds are covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, either of which ensure the timely payment of principal and interest in the event of default (51% for NCA and 41% for NCM). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

  All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third party domestic or foreign banks or other institutions.

  For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

               NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)

                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 1994

  PRINCIPAL                                  OPT. CALL                 MARKET
   AMOUNT    DESCRIPTION                    PROVISIONS*    RATINGS**   VALUE
-------------------------------------------------------------------------------
 $ 5,250,000 California Department of
              Veterans Affairs, Home
              Purchase, Alternative
              Minimum Tax, 8.300%,
              8/01/19..................        8/98 at 102     AA    $5,343,503
     890,000 California Educational
              Facilities Authority
              (University of San Diego
              Projects), 9.125%,
              10/01/10 (Pre-refunded to
              10/01/95)................       10/95 at 102    Aaa       952,513
   1,500,000 California Health
              Facilities Authority
              (Sutter Health System),
              8.000%, 1/01/16 (Pre-
              refunded to 1/01/97).....        1/97 at 102     A1     1,642,305
             California Health
              Facilities Authority (The
              Whittier Institute For
              Diabetes and
              Endocrinology), Scripps
              Memorial Hospitals:
   1,740,000  8.000%, 12/01/00.........       12/98 at 102    N/R     1,876,573
   1,500,000  8.400%, 12/01/08.........       12/98 at 102    N/R     1,663,470
   1,500,000 California Health
              Facilities Financing
              Authority (St. Joseph
              Health),
              7.000%, 7/01/10 (Pre-
              refunded to 7/01/01).....        7/01 at 102    AA-     1,695,645
   8,500,000 California Housing Finance
              Agency, Home Mortgage,
              8.200%, 8/01/17..........        8/97 at 102     Aa     8,856,575
             California Housing Finance
              Agency, Home Mortgage,
              Alternative Minimum Tax:
   2,230,000  8.600%, 8/01/19..........        8/98 at 102     Aa     2,324,775
     400,000  8.150%, 8/01/19..........        8/98 at 102     Aa       412,392
   2,440,000  8.200%, 2/01/20..........        8/98 at 102    Aaa     2,497,998
   1,500,000 California Pollution
              Control Financing
              Authority (Pacific Gas
              and Electric Company),
              Alternative Minimum Tax,
              8.875%, 1/01/10..........       12/97 at 102     A1     1,667,070
   1,000,000 California Pollution
              Control Finance Authority
              (Pacific Gas and Electric
              Company), 5.850%,
              12/01/23.................       12/03 at 102     A1       916,490
   1,140,000 California Public Capital
              Improvement Authority,
              Pooled Projects,
              8.125%, 3/01/95..........       No Opt. Call    Baa     1,167,086
   5,000,000 California Statewide
              Communities Development
              Corporation (Pacific
              Homes), Certificates of
              Participation, 6.000%,
              4/01/17..................        4/03 at 102     A+     4,635,450
   2,250,000 ABAG Finance Authority for
              Nonprofit Corporations,
              Certificates of
              Participation (United Way
              of Santa Clara County),
              7.200%, 7/01/11..........        7/01 at 102    Aa2     2,372,850
   1,900,000 CSAC Excess Insurance
              Authority, Certificates
              of Participation,
              8.250%, 9/01/07 (Pre-
              refunded to 9/01/94).....        9/94 at 103    N/R     1,959,850
   5,000,000 Arcadia Hospital Revenue
              (Methodist Hospital of
              Southern California),
              7.875%, 8/01/10..........        8/97 at 102      A     5,425,650
   7,085,000 Brea Public Financing
              Authority, 8.100%,
              10/01/14.................   10/95 at 102 1/2    N/R     7,404,250
   2,750,000 Campbell Union School
              District, General
              Obligation, 6.250%,
              8/01/19..................        8/04 at 102    Aaa     2,763,557
   5,000,000 Castaic Lake Water Agency,
              Certificates of
              Participation,
              6.300%, 8/01/20 (WI).....        8/04 at 102    Aaa     5,045,500
             Colma Improvement Bonds,
              Local Improvement
              District No. 1,
              Reassessment Project:
     870,000  8.125%, 9/02/03..........        9/94 at 103    N/R       899,510
   1,140,000  8.125%, 9/02/04..........        9/94 at 103    N/R     1,173,459
   1,240,000  8.125%, 9/02/05..........        9/94 at 103    N/R     1,280,511
   1,500,000 Cucamonga School District,
              Certificates of
              Participation, 8.350%,
              1/01/08..................        1/96 at 102    Baa     1,588,380
             Duarte Redevelopment
              Agency, Huntington Drive
              Phase II, Tax Allocation:
   1,170,000  7.900%, 10/01/02.........       10/97 at 102    N/R     1,261,810
   3,745,000  8.000%, 10/01/10.........       10/97 at 102    N/R     4,020,707
   1,470,000 El Paso de Robles
              Redevelopment Agency, Tax
              Allocation, 7.250%,
              7/01/21..................        7/00 at 102    BBB     1,501,987
   2,000,000 Emeryville Public
              Financing Authority,
              Redevelopment Project,
              Subordinated Lien,
              8.100%, 2/01/18 (Pre-
              refunded to 2/01/97).....        2/97 at 102     A-     2,199,420
     980,000 Inglewood Public Finance
              Authority, 7.000%,
              5/01/22..................        5/02 at 102    BBB     1,003,265
   3,000,000 Los Angeles Community
              Redevelopment Agency, Tax
              Allocation (Central
              Business District),
              6.750%, 7/01/10..........        7/96 at 102     A-     3,056,040
   8,515,000 Los Angeles Convention and
              Exhibition Center,
              Certificates of
              Participation, 9.000%,
              12/01/20 (Pre-refunded to
              12/01/05)................       12/05 at 100    Aaa    11,047,957
   5,500,000 Los Angeles Department of
              Water and Power, Electric
              Plant, 8.000%, 2/15/26...        2/96 at 103     AA     5,948,030
     500,000 Los Angeles Single Family
              Home Mortgage (GNMA and
              FNMA), Alternative
              Minimum Tax, 6.875%,
              6/01/25..................       12/01 at 102    AAA       508,705
   7,965,000 Los Angeles Wastewater
              System,
              8.125%, 11/01/17 (Pre-
              refunded to 11/01/97)....       11/97 at 102    AAA     8,956,005
   3,465,000 Los Angeles County
              Transportation
              Commission, Sales Tax,
              7.900%, 7/01/08 (Pre-
              refunded to 7/01/97).....        7/97 at 102    Aaa     3,831,944
   2,635,000 Menlo Park Community
              Development Agency, FHA-
              Insured Multi-Family
              Housing, 8.250%,
              12/01/28.................        6/97 at 103     Aa     2,827,908

   PRINCIPAL                                 OPT. CALL
    AMOUNT     DESCRIPTION                  PROVISIONS*   RATINGS** MARKET VALUE
---------------------------------------------------------------------------------
 $   2,000,000 Mountain View Shoreline
                Regional Park
                Commission, Tax
                Allocation,
                8.375%, 7/01/16 (Pre-
                refunded to 7/01/95)...       7/95 at 102     AAA   $  2,107,320
     8,500,000 Orange County Public
                Facilities Corporation,
                Certificates of
                Participation, 8.250%,
                12/01/18 (Pre-refunded
                to 12/01/97)...........      12/97 at 102     AAA      9,607,890
     5,000,000 Orange County Sanitation
                District Nos. 1, 2, and
                3,
                7.100%, 8/01/11 (Pre-
                refunded to 8/01/96)...       8/96 at 102     Aaa      5,351,650
     8,565,000 Palmdale Single Family
                (GNMA), 0.000%,
                3/01/17................      No Opt. Call     Aaa      1,965,496
     4,430,000 Sacramento Public
                Facilities,
                Certificates of
                Participation,
                8.250%, 8/01/12 (Pre-
                refunded to 8/01/97)...   8/97 at 102 1/2     AAA      4,980,782
     4,850,000 Sacramento Municipal
                Utility District,
                8.625%, 7/01/10 (Pre-
                refunded to 7/01/95)...       7/95 at 102     AAA      5,122,134
    10,000,000 San Bernardino County,
                Single Family Mortgage
                (GNMA), Alternative
                Minimum Tax, 0.000%,
                9/01/21................      No Opt. Call     Aaa      1,696,300
               San Diego Community
                College District,
                Certificates of
                Participation:
     1,000,000  8.625%, 12/01/09 (Pre-
                refunded to 12/01/97)..      12/97 at 102     N/R      1,140,620
     1,000,000  8.625%, 12/01/09 (Pre-
                refunded to 12/01/97)..      12/97 at 102     AAA      1,140,580
     4,000,000 San Francisco City and
                County Sewer System,
                5.375%, 10/01/22.......      10/02 at 102     Aaa      3,534,400
     4,000,000 San Francisco Public
                Utility Commission,
                Water System, 8.000%,
                11/01/11...............      11/97 at 102      AA      4,455,360
     3,000,000 San Francisco City and
                County Redevelopment
                Agency, GNMA (South
                Beach Marina), 5.700%,
                3/01/29................       3/04 at 102     Aaa      2,656,500
     5,500,000 Santa Rosa (Kaiser
                Permanente), 9.000%,
                12/01/15...............      12/95 at 102     Aa2      5,866,740
     1,955,000 Southern California Home
                Financing Authority,
                Single Family Mortgage
                (GNMA), Alternative
                Minimum Tax, 8.125%,
                2/01/21................      No Opt. Call     AAA      2,188,955
     4,250,000 Southern California
                Public Power Authority,
                Palo Verde Project,
                8.125%, 7/01/15 (Pre-
                refunded to 7/01/96)...       7/96 at 103     Aaa      4,655,153
     5,015,000 Southern California
                Public Power Authority,
                Transmission Project,
                7.875%, 7/01/18 (Pre-
                refunded to 7/01/96)...       7/96 at 103     AAA      5,478,236
     2,000,000 Turlock Irrigation
                District, 7.750%,
                1/01/18 (Pre-refunded
                to 1/01/96)............       1/96 at 102       A      2,134,400
     2,000,000 University of California
                (UCLA Central
                Chiller/Cogeneration),
                5.500%, 11/01/17.......      11/03 at 102      Aa      1,797,220
     2,675,000 University of
                California, 6.875%,
                9/01/16 (Pre-refunded
                to 9/01/02)............       9/02 at 102       A      3,017,587
     2,000,000 University of
                California, Housing
                System, 5.500%,
                11/01/18...............      11/03 at 102     Aaa      1,823,300
     8,270,000 Upland Hospital (San
                Antonio Community
                Hospital), 7.125%,
                1/01/11................       1/96 at 102       A      8,631,234
     3,590,000 Walnut Valley Unified
                School District,
                Certificates of
                Participation,
                8.200%, 1/01/13 (Pre-
                refunded to 1/01/97)...       1/97 at 102     N/R      3,946,523
---------------------------------------------------------------------------------
 $197,870,000  Total Investments--(cost
                $179,948,922)--101.4%..                              195,027,520
---------------------------------------------------------------------------------
     ----------------------------------------------------------------------------
------------
               TEMPORARY INVESTMENTS IN
                SHORT-TERM MUNICIPAL
                SECURITIES--0.2%
 $    300,000  Irvine Assessment
 =============  District No. 89-10,
                Variable Rate Demand
                Bonds,
                2.800%, 9/02/15+.......                    VMIG-1        300,000
      ---------------------------------------------------------------------------
               Other Assets Less
                Liabilities--(1.6)%....                               (3,090,704)
      ---------------------------------------------------------------------------
               Net Assets--100%........                             $192,236,816
      ---------------------------------------------------------------------------
      ---------------------------------------------------------------------------

                                                                   NUMBER                MARKET
                          STANDARD & POOR'S        MOODY'S        OF ISSUES MARKET VALUE PERCENT
------------------------------------------------------------------------------------------------
SUMMARY OF RATINGS*                    AAA                    Aaa     22    $ 87,912,875    45%
PORTFOLIO OF INVESTMENTS      AA+, AA, AA-      Aa1, Aa, Aa2, Aa3     11      41,900,998    21
(EXCLUDING TEMPORARY                    A+                     A1      4       8,861,315     4
INVESTMENTS):                        A, A-              A, A2, A3      6      24,464,331    13
                           BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3      4       5,260,718     3
                                 Non-rated              Non-rated     11      26,627,283    14
------------------------------------------------------------------------------------------------
   Total                                                              58    $195,027,520   100%
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

 *Optional Call Provisions (not covered by the report of independent auditors):
 Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
N/R--Investment is not rated.
(WI) Security purchased on a when-issued basis (note 1).
 +The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.




                See accompanying notes to financial statements.

              NUVEEN CALIFORNIA MUNICIPAL INCOME FUND, INC. (NCM)

                            PORTFOLIO OF INVESTMENTS
                                AUGUST 31, 1994

  PRINCIPAL                                 OPT. CALL                 MARKET
   AMOUNT    DESCRIPTION                   PROVISIONS*    RATINGS**    VALUE
-------------------------------------------------------------------------------
 $ 2,750,000 California Department of
              Veterans Affairs, Home
              Purchase, Alternative
              Minimum Tax, 8.300%,
              8/01/19.................        8/98 at 102     AA    $ 2,798,978
   2,115,000 California Health
              Facilities Authority
              (The Whittier Institute
              For Diabetes and
              Endocrinology), Scripps
              Memorial Hospitals,
              8.400%, 12/01/08........       12/98 at 102    N/R      2,345,493
   1,000,000 California Health
              Facilities Financing
              Authority (Health
              Dimensions, Inc.),
              7.375%, 5/01/07.........        5/00 at 102   Baa1      1,028,890
   1,230,000 California Housing
              Finance Agency,
              Alternative Minimum Tax,
              8.350%, 8/01/19.........        8/98 at 102     Aa      1,267,872
   1,575,000 California Pollution
              Control (Pacific Gas and
              Electric Company),
              7.500%, 5/01/16.........        6/96 at 102     A1      1,656,947
   1,000,000 California Rural Mortgage
              Finance Authority,
              Single Family Mortgage,
              Alternative Minimum Tax,
              7.950%, 12/01/24........       No Opt. Call    Aaa      1,149,430
   2,500,000 California State
              Department of Water
              Resources (Central
              Valley Project), Power
              Facilities, 8.000%,
              12/01/16 (Pre-refunded
              to 12/01/95)............   12/95 at 101 1/2    Aaa      2,648,575
   1,000,000 Arcadia (Methodist
              Hospital of Southern
              California), 6.500%,
              11/15/12................       11/02 at 102      A      1,002,110
   2,000,000 Barstow Wastewater
              Reclamation,
              Certificates of
              Participation, 5.250%,
              10/01/18                       10/04 at 102    Aaa      1,736,940
   2,000,000 Cerritos Public Finance
              Authority (Los Cerritos
              Redevelopment Project),
              6.000%, 11/01/13........       11/03 at 102     A-      1,915,120
   2,065,000 Contra Costa County, Home
              Mortgage (GNMA),
              Alternative Minimum Tax,
              8.250%, 6/01/21.........       No Opt. Call    Aaa      2,734,122
   1,600,000 Emeryville Public
              Financing Authority,
              Redevelopment Project,
              8.100%, 2/01/18 (Pre-
              refunded to 2/01/97)....        2/97 at 102     A-      1,759,536
     975,000 Inglewood Public Finance
              Authority (In-Town,
              Manchester Redevelopment
              Projects), 7.000%,
              5/01/22.................        5/02 at 102     A-        994,685
   2,490,000 Lassen Municipal Utility
              District, Certificates
              of Participation,
              Alternative Minimum Tax,
              8.250%, 5/01/98.........    5/96 at 102 1/2    N/R      2,628,021
   2,000,000 Long Beach Redevelopment
              Agency (Downtown
              Redevelopment Project),
              Tax Allocation, 8.300%,
              11/01/10 (Pre-refunded
              to 5/01/98).............        5/98 at 102    N/R      2,272,720
   2,000,000 Los Angeles Community
              Redevelopment Agency
              (Central Business
              District), Tax
              Allocation, 6.750%,
              7/01/10.................        7/96 at 102     A-      2,037,360
             Los Angeles Department of
              Water and Power,
              Electric Plant:
   2,280,000  8.000%, 2/15/26.........        2/96 at 103     AA      2,465,729
   1,100,000  7.125%, 5/15/30 (Pre-
              refunded to 5/15/00)....        5/00 at 102     AA      1,221,990
   2,500,000 Los Angeles County
              Transportation
              Commission, Sales Tax,
              8.000%, 7/01/16 (Pre-
              refunded to 7/01/97)....        7/97 at 102    Aaa      2,775,575
   2,425,000 Pasadena Health
              Facilities (Pacific
              Clinics), 8.200%,
              6/01/18.................        6/95 at 102     A+      2,531,288
   2,320,000 Pittsburg Redevelopment
              Agency, Los Medanos
              Community Development
              Project, 7.750%, 8/01/08
              (Pre-refunded to
              8/01/96)................        8/96 at 102    AAA      2,507,386
   2,500,000 Redding Joint Powers
              Financing Authority,
              Water System,
              5.500%, 6/15/23.........        6/03 at 102    Aaa      2,263,050
   1,265,000 San Benito Hospital
              District, 6.750%,
              12/01/21................       12/01 at 102     A+      1,280,560
  10,415,000 San Bernardino County
              Single Family Mortgage
              (GNMA),
              Alternative Minimum Tax,
              0.000%, 9/01/21.........       No Opt. Call    Aaa      1,766,696
   2,500,000 San Diego Industrial
              Development (San Diego
              Gas and Electric
              Company), 7.625%,
              7/01/21.................        7/96 at 102    Aa3      2,647,675
   2,000,000 San Diego Redevelopment
              Agency (Horton Plaza
              Project), Tax
              Allocation, 8.125%,
              7/01/08.................        7/97 at 102   Baa1      2,174,860
   2,000,000 San Francisco Public
              Utility Commission,
              Water System, 8.000%,
              11/01/11................       11/97 at 102     AA      2,227,680
   2,500,000 Santa Rosa (Kaiser
              Permanente), 9.000%,
              12/01/15................       12/95 at 102    Aa2      2,666,700
     680,000 Southern California Home
              Financing Authority,
              Single Family Mortgage
              (GNMA), Alternative
              Minimum Tax, 8.125%,
              2/01/21.................       No Opt. Call    AAA        761,376
   1,000,000 Southern California
              Public Power Authority,
              4.750%, 7/01/16.........        7/04 at 102    Aaa        819,440
   2,375,000 University of California,
              6.875%, 9/01/16 (Pre-
              refunded to 9/01/02)....        9/02 at 102      A      2,679,165
-------------------------------------------------------------------------------
 $66,160,000 Total Investments--(cost
              $57,319,066)--98.5%.....                               60,765,969
-------------------------------------------------------------------------------
-----------
             Other Assets Less
              Liabilities--1.5%.......                                  945,441
     --------------------------------------------------------------------------
             Net Assets--100%.........                              $61,711,410
     --------------------------------------------------------------------------
     --------------------------------------------------------------------------

                                                               NUMBER                MARKET
                      STANDARD & POOR'S        MOODY'S        OF ISSUES MARKET VALUE PERCENT
--------------------------------------------------------------------------------------------
SUMMARY OF RATINGS**               AAA                    Aaa     10    $19,162,590     32%
PORTFOLIO OF
INVESTMENTS:              AA+, AA, AA-      Aa1, Aa, Aa2, Aa3      7     15,296,624     25
                                    A+                     A1      3      5,468,795      9
                                 A, A-              A, A2, A3      6     10,387,976     17
                       BBB+, BBB, BBB-  Baa1, Baa, Baa2, Baa3      2      3,203,750      5
                             Non-rated              Non-rated      3      7,246,234     12
--------------------------------------------------------------------------------------------
   Total                                                          31    $60,765,969    100%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

*Optional Call Provisions (not covered by the report of independent auditors):
 Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**Ratings (not covered by the report of independent auditors): Using the higher of Standard & Poor's or Moody's rating.
 N/R--Investment is not rated.



                See accompanying notes to financial statements.

                          NUVEEN EXCHANGE-TRADED FUNDS

                              FINANCIAL HIGHLIGHTS

  Selected data for a Common share outstanding throughout each period is as follows:

                            OPERATING PERFORMANCE
                       --------------------------------
                                                NET
                                             REALIZED                                      PER
                                                AND                                NET    SHARE    TOTAL     TOTAL
                       NET ASSET            UNREALIZED  DIVIDENDS                 ASSET  MARKET  INVESTMENT RETURN
                         VALUE      NET     GAIN (LOSS)  FROM NET  DISTRIBUTIONS  VALUE   VALUE  RETURN ON  ON NET
                       BEGINNING INVESTMENT    FROM     INVESTMENT FROM CAPITAL  END OF  END OF    MARKET    ASSET
                       OF PERIOD   INCOME   INVESTMENTS   INCOME       GAINS     PERIOD  PERIOD   VALUE**   VALUE**
-------------------------------------------------------------------------------------------------------------------
 NCA
-------------------------------------------------------------------------------------------------------------------
 Year ended 8/31/94     $10.740    $.653      $(.514)     $(.669)     $(.010)    $10.200 $11.000    (.50)%    1.32%
 Year ended 8/31/93      10.480     .667        .265       (.670)      (.002)     10.740  11.750   13.37      9.21
 1 Mo. ended 8/31/92     10.610     .056       (.130)      (.056)         --      10.480  11.000   (1.74)     (.71)
 Year ended 7/31,
  1992                   10.250     .668        .379       (.664)      (.023)     10.610  11.250   12.83     10.61
 1991                    10.120     .667        .123       (.660)         --      10.250  10.625    9.22      8.13
 1990                    10.190     .664       (.037)      (.666)      (.031)     10.120  10.375    7.10      6.45
 1989                     9.670     .664        .602       (.670)      (.076)     10.190  10.375   11.82     13.70
 10/7/87 to 7/31/88       9.350     .482        .259       (.421)         --       9.670  10.000    4.28      8.01
-------------------------------------------------------------------------------------------------------------------
 NCM
-------------------------------------------------------------------------------------------------------------------
 Year ended 8/31/94      12.480     .724       (.571)      (.759)      (.004)     11.870  11.875   (1.99)     1.24
 Year ended 8/31/93      12.100     .752        .387       (.745)      (.014)     12.480  12.875    4.22      9.76
 9 Mos. ended 8/31/92    12.000     .580        .214       (.598)      (.096)     12.100  13.125   12.02      6.83
 Year ended 11/30/91     11.790     .800        .196       (.786)         --      12.000  12.375   13.40      8.75
 1 Mo. ended 11/30/90    11.710     .067        .133       (.066)      (.054)     11.790  11.625    2.10      1.71
 Year ended 10/31/90     11.810     .794       (.016)      (.797)      (.081)     11.710  11.500    3.17      6.84
 Year ended 10/31/89     11.640     .805        .184       (.813)      (.006)     11.810  12.000   13.05      8.82
 4/20/88 to 10/31/88     11.210     .356        .356       (.282)         --      11.640  11.375   (2.78)     6.45
-------------------------------------------------------------------------------------------------------------------
                           RATIOS/SUPPLEMENTAL DATA
                       --------------------------------
                                              RATIO OF
                                                NET
                       NET ASSETS  RATIO OF  INVESTMENT
                         END OF    EXPENSES  INCOME TO  PORTFOLIO
                       PERIOD (IN TO AVERAGE  AVERAGE   TURNOVER
                       THOUSANDS) NET ASSETS NET ASSETS   RATE
-------------------------------------------------------------------------------------------------------------------
 NCA
-------------------------------------------------------------------------------------------------------------------
 Year ended 8/31/94     $192,237     .76%       6.24%        9%
 Year ended 8/31/93      200,828     .82        6.31         4
 1 Mo. ended 8/31/92     194,430     .79*       6.25*        0
 Year ended 7/31,
  1992                   196,669     .83        6.46         6
 1991                    188,370     .88        6.62         5
 1990                    184,888     .91        6.62         2
 1989                    185,016     .94        6.75        27
 10/7/87 to 7/31/88      174,645     .94*       6.29*       32
-------------------------------------------------------------------------------------------------------------------
 NCM
-------------------------------------------------------------------------------------------------------------------
 Year ended 8/31/94       61,711     .86        5.93        13
 Year ended 8/31/93       64,427     .90        6.16         5
 9 Mos. ended 8/31/92     61,927     .82*       6.42*       11
 Year ended 11/30/91      60,964     .73        6.75         9
 1 Mo. ended 11/30/90     59,503     .70*       6.92*        0
 Year ended 10/31/90      59,091     .76        6.77         7
 Year ended 10/31/89      59,343     .72        6.89        23
 4/20/88 to 10/31/88      59,298     .74*       6.13*       11
-------------------------------------------------------------------------------------------------------------------

*Annualized.
**Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS

Pro Forma Portfolio of Investments.......................................... P-2
Pro Forma Financial Information............................................. P-6
  Pro Forma Capitalization.................................................. P-6
  Pro Forma Condensed Balance Sheet......................................... P-7
  Pro Forma Condensed Income Statement...................................... P-7

       PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JULY 31, 1995 (UNAUDITED)

ACQUIRING FUND (AS ADJUSTED)

--------------------------------------------------------------------------------

  PRINCIPAL                                 OPT. CALL                  MARKET
    AMOUNT    DESCRIPTION                  PROVISIONS*    RATINGS**    VALUE
--------------------------------------------------------------------------------
 $  8,000,000 California Department of
               Veterans Affairs, Home
               Purchase, Alternative
               Minimum Tax, 8.300%,
               8/01/19................        8/98 at 102     Aa    $  8,336,720
      890,000 California Educational
               Facilities Authority
               (University of San
               Diego Projects),
               9.125%, 10/01/10 (Pre-
               refunded to 10/01/95)..       10/95 at 102    Aaa         915,944
    1,885,000 California General
               Obligation, 7.000%,
               8/01/08................       No Opt. Call     A1       2,137,628
              California Health
               Facilities Authority
               (The Whittier Institute
               For Diabetes and
               Endocrinology), Scripps
               Memorial Hospitals:
    1,545,000  8.000%, 12/01/00.......       12/98 at 102    N/R       1,709,728
    3,615,000  8.400%, 12/01/08.......       12/98 at 102    N/R       4,059,681
    1,500,000 California Health
               Facilities Financing
               Authority (Sutter
               Health System), 8.000%,
               1/01/16 (Pre-refunded
               to 1/01/97)............        1/97 at 102     A1       1,610,115
    1,500,000 California Health
               Facilities Financing
               Authority (St. Joseph
               Health), 7.000%,
               7/01/10 (Pre-refunded
               to 7/01/01)............        7/01 at 102     AA       1,709,145
    1,000,000 California Health
               Facilities Financing
               Authority (Health
               Dimensions, Inc.),
               7.375%, 5/01/07........        5/00 at 102     Ba       1,024,590
    8,500,000 California Housing
               Finance Agency, Home
               Mortgage,
               8.200%, 8/01/17........        8/97 at 102     Aa       9,041,620
              California Housing
               Finance Agency, Home
               Mortgage, Alternative
               Minimum Tax:
    2,025,000  8.600%, 8/01/19........        8/98 at 102     Aa       2,172,076
    1,150,000  8.350%, 8/01/19........        8/98 at 102     Aa       1,230,029
      380,000  8.150%, 8/01/19........        8/98 at 102     Aa         406,437
    2,090,000  8.200%, 2/01/20........        8/98 at 102    Aaa       2,256,719
    1,500,000 California Pollution
               Control Financing
               Authority (Pacific Gas
               and Electric Company),
               Alternative Minimum
               Tax,
               8.875%, 1/01/10........       12/97 at 102     A2       1,673,895
    1,575,000 California Pollution
               Control (Pacific Gas
               and Electric Company),
               7.500%, 5/01/16........        6/96 at 102     A2       1,636,819
      685,000 California Rural
               Mortgage Finance
               Authority, Single
               Family Mortgage,
               Alternative Minimum
               Tax, 7.950%, 12/01/24..       No Opt. Call    Aaa         825,706
    5,000,000 California Statewide
               Communities Development
               Corporation (Pacific
               Homes), Certificates of
               Participation,
               6.000%, 4/01/17........        4/03 at 102      A       4,780,850
    2,175,000 ABAG Finance Authority
               for Nonprofit
               Corporations (United
               Way of Santa Clara
               County), Certificates
               of Participation,
               7.200%, 7/1/11.........        7/01 at 102    Aa2       2,287,100
              Arcadia (Methodist
               Hospital of Southern
               California):
    5,000,000  7.875%, 8/01/10........        8/97 at 102      A       5,374,850
    1,000,000  6.500%, 11/15/12.......       11/02 at 102      A       1,015,880
    2,000,000 Barstow Wastewater
               Reclamation,
               Certificates of
               Participation, 5.250%,
               10/01/18...............       10/04 at 102    Aaa       1,794,960
              Brea Public Financing
               Authority:
    7,085,000  8.100%, 10/01/14.......   10/95 at 102 1/2    N/R       7,312,074
    2,750,000 Campbell Union School
               District, General
               Obligation,
               6.250%, 8/1/19.........        8/04 at 102    Aaa       2,791,498
    5,000,000 Castaic Lake Water
               Agency, Certificates of
               Participation, 6.300%,
               8/1/20.................        8/04 at 102    Aaa       5,083,250
    2,000,000 Cerritos Public Finance
               Authority (Los Cerritos
               Redevelopment Project),
               6.000%, 11/01/13.......       11/03 at 102    A--       1,914,340
              Colma Improvement Bonds,
               Local Improvement
               District No. 1,
               Reassessment Project:
      870,000  8.125%, 9/02/03........        9/95 at 103    N/R         899,310
    1,140,000  8.125%, 9/02/04........        9/95 at 103    N/R       1,177,916
    1,240,000  8.125%, 9/02/05........        9/95 at 103    N/R       1,282,768

--------------------------------------------------------------------------------

  PRINCIPAL                                  OPT. CALL                 MARKET
    AMOUNT    DESCRIPTION                   PROVISIONS*   RATINGS**    VALUE
--------------------------------------------------------------------------------
 $  2,065,000 Contra Costa County Home
               Mortgage, GNMA,
               Alternative Minimum Tax,
               8.250%, 6/01/21.........      No Opt. Call    Aaa    $  2,734,432
    1,500,000 Cucamonga School
               District, Certificates
               of Participation,
               8.350%, 1/01/08.........       1/96 at 102    Baa       1,551,720
              Duarte Redevelopment
               Agency, Huntington
               Drive, Tax Allocation:
    1,170,000  7.900%, 10/01/02........      10/97 at 102    N/R       1,269,848
    3,745,000  8.000%, 10/01/10........      10/97 at 102    N/R       3,950,675
    1,470,000 El Paso de Robles
               Redevelopment Agency,
               Tax Allocation, 7.250%,
               7/01/21.................       7/00 at 102    BBB       1,524,493
    3,600,000 Emeryville Public
               Financing Authority,
               Redevelopment Project,
               Subordinated Lien,
               8.100%, 2/01/18 (Pre-
               refunded to 2/01/97)....       2/97 at 102    A--       3,880,656
      970,000 Inglewood Public Finance
               Authority, 7.000%,
               5/01/22.................       5/02 at 102    Baa         986,325
      960,000 Inglewood Public Finance
               Authority (In-Town,
               Manchester Redevelopment
               Projects), 7.000%,
               5/01/22.................       5/02 at 102    A--         984,432
    1,950,000 Lassen Municipal Utility
               District, Certificates
               of Participation
               Alternative Minimum Tax,
               8.250%, 5/01/98.........   5/96 at 102 1/2    N/R       2,051,751
    2,000,000 Long Beach Redevelopment
               Agency, Downtown
               Redevelopment Project
               Tax Allocation, 8.300%,
               11/01/10 (Pre-refunded
               to 5/01/98).............       5/98 at 102    N/R       2,246,900
    5,000,000 Los Angeles Community
               Redevelopment Agency Tax
               Allocation (Central
               Business District),
               6.750%, 7/01/10.........       7/96 at 102    A--       5,124,150
    8,515,000 Los Angeles Convention
               and Exhibition Center,
               Certificates of
               Participation, 9.000%,
               12/01/20 (Pre-refunded
               to 12/01/05)............      12/05 at 100    Aaa      11,417,338
              Los Angeles Department of
               Water and Power Electric
               Plant:
    7,780,000  8.000%, 2/15/26.........       2/96 at 103     Aa       8,177,248
    1,100,000  7.125%, 5/15/30 (Pre-
               refunded to 5/15/00)....       5/00 at 102     Aa       1,228,183
      100,000 Los Angeles Single Family
               Home Mortgage (GNMA and
               FNMA), Alternative
               Minimum Tax, 6.875%,
               6/01/25.................      12/01 at 102    AAA         103,084
    7,965,000 Los Angeles Wastewater
               System, 8.125%, 11/01/17
               (Pre-refunded to
               11/01/97)...............      11/97 at 102    AAA       8,839,398
              Los Angeles County
               Transportation
               Commission, Sales Tax:
    3,465,000  7.900%, 7/01/08 (Pre-
               refunded to 7/01/97)....       7/97 at 102    Aaa       3,784,092
    2,500,000  8.000%, 7/01/16 (Pre-
               refunded to 7/01/97)....       7/97 at 102    Aaa       2,735,775
    2,635,000 City of Menlo Park
               Community Development
               Agency, Multi-Family
               Housing, 8.250%,
               12/01/28................       6/97 at 103     Aa       2,849,463
    4,000,000 Modesto Irrigation
               District, 5.750%,
               9/01/22.................       9/05 at 102    Aaa       3,795,040
    8,500,000 Orange County Public
               Facilities Corporation,
               Certificates of
               Participation, 8.250%,
               12/01/18 (Pre-refunded
               to 12/01/97)............      12/97 at 102    AAA       9,483,790
    5,000,000 Orange County Sanitation
               District Nos. 1, 2, and
               3,
               7.100%, 8/01/11 (Pre-
               refunded to 8/01/96)....       8/96 at 102    Aaa       5,262,300
    8,565,000 Palmdale Single Family
               (GNMA), 0.000%, 3/01/17.      No Opt. Call    Aaa       1,958,816
    2,425,000 Pasadena Health
               Facilities (Pacific
               Clinics), 8.200%,
               6/01/18.................       6/97 at 100      A       2,480,290
    2,225,000 Pittsburg Redevelopment
               Agency, Los Medanos
               Community Development
               Project, 7.750%, 8/01/08
               (Pre-refunded to
               8/01/96)................       8/96 at 102    AAA       2,356,698
    2,500,000 Redding Joint Powers
               Financing Authority,
               Water System, 5.500%,
               6/15/23.................       6/03 at 102    Aaa       2,299,950
    4,430,000 Sacramento Public
               Facilities, Certificates
               of Participation,
               8.250%, 8/01/12 (Pre-
               refunded to 8/01/97)....   8/97 at 102 1/2    AAA       4,905,295
    7,750,000 Sacramento Sanitation
               District Finance
               Authority,
               4.750%, 12/01/23........      12/03 at 102     Aa       6,214,570
    1,265,000 San Benito Hospital
               District, 6.750%,
               12/01/21................      12/01 at 102      A       1,286,568
   20,415,000 San Bernardino County
               Single Family Mortgage
               (GNMA), Alternative
               Minimum Tax, 0.000%,
               9/01/21.................      No Opt. Call    Aaa       3,601,206

--------------------------------------------------------------------------------

  PRINCIPAL                                 OPT. CALL                MARKET
    AMOUNT    DESCRIPTION                  PROVISIONS*  RATINGS**    VALUE
-------------------------------------------------------------------------------
              San Diego Community
               College District,
               Certificates of
               Participation:
 $  1,000,000  8.625%, 12/01/09 (Pre-
               refunded to 12/01/97)...    12/97 at 102     N/R   $  1,120,200
    1,000,000  8.625%, 12/01/09 (Pre-
               refunded to 12/01/97)...    12/97 at 102     AAA      1,124,030
    2,500,000 San Diego Industrial
               Development Authority
               (San Diego Gas and
               Electric Company),
               7.625%, 7/01/21.........     7/96 at 102     Aa3      2,594,925
    2,000,000 San Diego Redevelopment
               Agency (Horton Plaza
               Project), Tax
               Allocation, 8.125%,
               7/01/08.................     7/98 at 102    Baa1      2,123,020
    6,000,000 San Francisco Public
               Utility Commission,
               Water System,
               8.000%, 11/01/11........    11/97 at 102      Aa      6,620,700
    3,000,000 San Francisco City and
               County Redevelopment
               Agency (GNMA--South
               Beach Marina), 5.700%,
               3/01/29.................     3/04 at 102     Aaa      2,789,010
    5,000,000 San Jose Redevelopment
               Agency, Tax Allocation,
               5.000%, 8/01/20.........     2/04 at 102     Aaa      4,316,250
    8,000,000 Santa Rosa (Kaiser
               Permanente), 9.000%,
               12/01/15................    12/95 at 102     Aa2      8,267,440
    2,635,000 Southern California Home
               Financing Authority,
               Single Family Mortgage
               (GNMA), Alternative
               Minimum Tax,
               8.125%, 2/01/21.........    No Opt. Call     AAA      2,985,217
    5,015,000 Southern California
               Public Power Authority,
               Transmission Project,
               7.875%, 7/01/18 (Pre-
               refunded to 7/01/96)....     7/96 at 103     AAA      5,348,647
              Southern California
               Public Power Authority:
    1,000,000  4.750%, 7/01/16.........     7/04 at 102     Aaa        843,690
    3,000,000  5.000%, 7/01/22.........     7/03 at 100     Aaa      2,576,760
    2,000,000 Turlock Irrigation
               District, 7.750%,
               1/01/18 (Pre-refunded to
               1/01/96)................     1/96 at 102       A      2,073,880
    2,000,000 University of California
               (UCLA Central
               Chiller/Cogeneration),
               5.500%, 11/01/17........    11/03 at 102      Aa      1,796,480
    5,050,000 University of California,
               6.875%, 9/01/16 (Pre-
               refunded to 9/01/02)....     9/02 at 102     A--      5,834,012
    2,000,000 University of California
               Housing System, 5.500%,
               11/01/18................    11/03 at 102     Aaa      1,856,400
    8,270,000 City of Upland Hospital
               (San Antonio Community
               Hospital), 7.125%,
               1/01/11.................     1/96 at 102       A      8,505,115
    3,590,000 Walnut Valley Unified
               School District,
               Certificates of
               Participation, 8.200%,
               1/01/13 (Pre-refunded to
               1/01/97)................     1/97 at 102     N/R      3,860,756
-------------------------------------------------------------------------------
 $261,725,000 Total Investments--(cost
               $231,392,951)--98.3%...................             250,182,666
 ============ ----------------------------------------------------------------
              TEMPORARY INVESTMENTS IN SHORT-TERM
               MUNICIPAL SECURITIES--1.8%
 $    100,000 California Health Facilities Financing
               Authority (St. Joseph Health System),
               Series A, Variable Rate Demand Bonds,
               3.750%, 7/01/13+.......................   VMIG-1        100,000
      820,000 California Health Facilities Financing
               Authority (St. Joseph Health System),
               Series B, Variable Rate Demand Bonds,
               3.750%, 7/01/13+.......................   VMIG-1        820,000
    1,500,000 California Health Facilities Financing
               Authority (St. Francis Memorial
               Hospital), Series 1993B, Variable Rate
               Demand Bonds, 3.800%, 11/01/19+........      P-1      1,500,000
      370,000 California Statewide Communities
               Development Authority (St. Joseph
               Health System), Certificates of
               Participation, Variable Rate Demand
               Bonds,
               3.750%, 7/01/24+.......................   VMIG-1        370,000
      300,000 California Statewide Community
               Development Authority, Certificates of
               Participation, Series 1993, Variable
               Rate Demand Bonds, 3.950%, 12/01/18+...     A-1+        300,000
      300,000 California Statewide Communities
               Development Authority (St. Joseph
               Health System), Certificates of
               Participation, Variable Rate Demand
               Bonds,
               3.750%, 7/01/24+.......................   VMIG-1        300,000
    1,000,000 Santa Ana Health Facilities Authority
               (Town & Country), Variable Rate Demand
               Bonds, 3.950%, 10/01/20+...............      A-1      1,000,000
-------------------------------------------------------------------------------
 $  4,390,000 Total Temporary Investments--1.8%.......               4,390,000
 ============ ----------------------------------------------------------------
              Other Assets Less Liabilities--(0.1)%...                (137,433)
              ----------------------------------------------------------------
              Net Assets--100%........................            $254,435,233
              ================================================================

--------------------------------------------------------------------------------

                                                        NUMBER
               STANDARD & POOR'S        MOODY'S        OF ISSUES MARKET VALUE PERCENT
-------------------------------------------------------------------------------------
SUMMARY OF
 RATINGS**                 AAA                     Aaa     28    $ 98,785,295   39%
PORTFOLIO OF      AA+, AA, AA-       Aa1, Aa, Aa2, Aa3     15      62,932,136   25
INVESTMENTS                 A+                      A1      2       3,747,743    2
(EXCLUDING                A,A-               A, A2, A3     14      46,565,737   19
TEMPORARY       BBB+,BBB, BBB-   Baa1, Baa, Baa2, Baa3      4       6,185,558    2
INVESTMENTS):     BB+, BB, BB-       Ba1, Ba, Ba2, Ba3      1       1,024,590    1
                     Non-rated               Non-rated     12      30,941,607   12
-------------------------------------------------------------------------------------
TOTAL                                                     76     $250,182,666  100%
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**Ratings: Using the higher of Standard & Poor's or Moody's rating.
N/R--Investment is not rated.
+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                See accompanying notes to financial statements.

                        PRO FORMA FINANCIAL INFORMATION

  The following tables set forth the unaudited capitalization, net asset value per share and income of the Funds as of July 31, 1995 and for the eleven-month period then ended and as adjusted to give effect to the Reorganization, as well as the unaudited portfolio of investments as of July 31, 1995 as adjusted to give effect to the Reorganization.

           PRO FORMA CAPITALIZATION AS OF JULY 31, 1995 (UNAUDITED)

                             ACQUIRING FUND ACQUIRED FUND   ACQUIRING FUND
                                (ACTUAL)      (ACTUAL)    (AS ADJUSTED)(/1/)
                             -------------- ------------- ------------------
Shareholders' Equity:
 Common shares, $.01 par
  value per share;
  250,000,000 shares
  authorized: 18,958,790
  shares outstanding for
  Acquiring Fund (Actual);
  5,209,911 shares
  outstanding for Acquired
  Fund (Actual); 24,984,848
  shares outstanding for
  Acquiring Fund (As
  Adjusted).................  $    189,588   $    52,099     $    249,849(/2/)
 Paid-in surplus............   177,114,034    58,166,806      235,096,587(/3/)
 Undistributed net
  investment income.........       323,691        34,905          323,691(/4/)
 Net realized gain (loss)
  from investment
  transactions..............       (24,609)       74,491          (24,609)(/5/)
 Net unrealized
  appreciation of
  investments...............    15,532,055     3,257,660       18,789,715
                              ------------   -----------     ------------
   Net Assets...............  $193,134,759   $61,585,961     $254,435,233
                              ============   ===========     ============

-------
(1) The adjusted balances are presented as if the Reorganization were effective as of July 31, 1995 for information purposes only. The actual Effective Time of the Reorganization is expected to be January 8, 1996, at which time the results would be reflective of the actual composition of shareholders' equity at that date.
(2) Assumes the issuance of 6,026,058 Acquiring Fund common shares in exchange for the net assets of the Acquired Fund, which number is based on the net asset value of the Acquiring Fund common shares, and the net asset value of the Acquired Fund, as of July 31, 1995, after adjustment for the distributions referred to in (4) and (5) below. The issuance of such number of Acquiring Fund common shares would result in the distribution of
    1.1566528 Acquiring Fund common shares for each Acquired Fund common share upon liquidation of the Acquired Fund.
(3) Includes the impact of (a) estimated Reorganization costs of $176,091 and
    (b) $(8,162) due to the effect of the exchange ratio on the value of new shares issued in excess of the value of shares liquidated. None of the estimated Reorganization costs described in (a) above, of which $83,522 of this amount is an expense of the Acquiring Fund and $92,569 is an expense of the Acquired Fund, are recurring expenses.
(4) Assumes the Acquired Fund distributes all of its undistributed net investment income to its shareholders.
(5) Assumes the Acquired Fund distributes all of its net realized gains from investment transactions.

       PRO FORMA CONDENSED BALANCE SHEET AS OF JULY 31, 1995 (UNAUDITED)

                          ACQUIRING FUND ACQUIRED FUND  PRO FORMA       ACQUIRING FUND
                             (ACTUAL)      (ACTUAL)    ADJUSTMENTS      (AS ADJUSTED)
                          -------------- ------------- -----------      --------------
Investments in municipal
 securities, at market
 value..................   $191,082,596   $59,100,070   $     --         $250,182,666
Temporary investments in
 short-term municipal
 securities, at market
 value..................      3,100,000     1,595,000    (305,000)(/1/)     4,390,000
Cash....................        (56,793)       44,651      19,513 (/2/)         7,371
Other assets less
 liabilities............       (991,044)      846,240         --             (144,804)
                           ------------   -----------   ---------        ------------
Net assets..............   $193,134,759   $61,585,961   $(285,487)       $254,435,233
                           ============   ===========   =========        ============
Common shares
 outstanding............     18,958,790     5,209,911     816,147(/3/)     24,984,848
                           ============   ===========   =========        ============
Net asset value per
 common shares:
 As of July 31, 1995....   $      10.19   $     11.82
                           ============   ===========
 After distribution of
  ordinary income.......   $      10.19   $     11.80
                           ============   ===========
 After Reorganization
  related expenses......   $      10.18   $     11.78                    $      10.18
                           ============   ===========                    ============

-------
(1) See note (1) to Pro Forma Capitalization table on preceding page as to the Effective Time of the Reorganization. Assumes sales of investments in municipal securities and temporary investments to provide additional cash needed to make distributions of ordinary income and to pay estimated Reorganization related expenses.
(2) Net effect on cash after sales of temporary investments, payment of estimated Reorganization costs and distribution of net investment income and net realized gain of the Acquired Fund. None of the Reorganization costs, estimated to be $176,091 ($83,522 of which is an expense of the Acquiring Fund and $92,569 of which is an expense of the Acquired Fund), are recurring expenses.
(3) See note (1) to Pro Forma Capitalization table. Based on the issuance of 6,026,058 additional Acquiring Fund common shares and the cancellation of 5,209,911 Acquired Fund common shares.

PRO FORMA CONDENSED INCOME STATEMENT FOR THE ELEVEN MONTHS ENDED JULY 31, 1995
                                  (UNAUDITED)

                          ACQUIRING FUND ACQUIRED FUND  PRO FORMA       ACQUIRING FUND
                             (ACTUAL)      (ACTUAL)    ADJUSTMENTS      (AS ADJUSTED)
                          -------------- ------------- -----------      --------------
Investment Income:
 Interest income........   $12,372,550    $3,883,749    $    --          $16,256,299
                           -----------    ----------    --------         -----------
Expenses:
 Management fees(/1/)...     1,120,663       361,663      (6,727)          1,475,599
 All other expenses.....       190,349       103,726     (53,815)(/2/)       240,260
                           -----------    ----------    --------         -----------
   Total expenses.......     1,311,012       465,389     (60,542)          1,715,859
                           -----------    ----------    --------         -----------
     Net investment
      income............    11,061,538     3,418,360      60,542          14,540,440
                           -----------    ----------    --------         -----------
Realized and Unrealized
 Gain (Loss) on
 Investments:
 Net realized gain
  (loss) from
  investment
  transactions..........       (24,609)       96,617     (96,617)            (24,609)
 Net change in
  unrealized
  appreciation or
  depreciation of
  investments...........       453,457      (189,244)        --              264,213
                           -----------    ----------    --------         -----------
     Net gain on
      investments.......       428,848       (92,627)    (96,617)            239,604
                           -----------    ----------    --------         -----------
Net Increase in Net
 Assets from Operations.   $11,490,386    $3,325,733    $(36,075)        $14,780,044
                           ===========    ==========    ========         ===========

-------
(1) Reflects the management fee of .35% of net assets and 4.125% of gross interest income for the Acquiring Fund and .65% of net assets for the first $125 million for the Acquired Fund.
(2) Represents estimated reduction in operating expenses, including audit, legal, custodian, stock exchange and report printing. The Acquiring Fund (As Adjusted) would have a much larger asset base than either Fund currently has. Certain operating expenses would have been reduced had they been applied to the larger asset base for one Fund, rather than to two smaller separate Funds.

                                                                         ANNEX A

                             RATINGS OF INVESTMENTS

  STANDARD & POOR'S CORPORATION--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated "AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

  Debt rated "BB', "B', "CCC', "CC' and "C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB' indicates the least degree of speculation and "C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-' rating.

B Debt rated "B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

    The "B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "BB-' rating.

CCC Debt rated "CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

    The "CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B' or "B-' rating.

CC The rating "CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC' debt rating.

C The rating "C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-' debt rating. The "C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI' is reserved for income bonds on which no interest is being paid.

D Debt rated "D' is in payment default. The "D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA' to "CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  PROVISIONAL RATINGS: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.
--------
* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

  An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    --Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    --Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

  A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial paper rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

    --Leading market positions in well established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structures with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.